MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
                       PROSPECTUS DATED FEBRUARY 23, 1996
             1285 Avenue of the Americas, New York, New York 10019
--------------------------------------------------------------------------------

    Managed Accounts Services Portfolio Trust (the "Trust") is an open-end, management investment company currently composed of twelve separate no-load investment portfolios (each a "Portfolio") managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins" or the "Manager"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). Shares of the Portfolios currently are available only to participants in the PaineWebber PACE Program ("PACE Program"). The PACE Program and the Trust are designed to assist you in devising an asset allocation strategy to meet your individual needs. PaineWebber, through the PACE Program, provides investment advisory services in connection with the allocation of assets among the Portfolios by: identifying your risk tolerances and investment objectives based on information provided by you; identifying and recommending, in writing, a suggested allocation of assets among the Portfolios that conforms to those tolerances and objectives; providing a monthly account statement; providing performance data on a quarterly basis; and providing a quarterly (optional) rebalancing service. See "Purchases--General--The PACE Program."

    For each Portfolio other than PACE Money Market Investments, investment advisory services are provided by an investment adviser (each an "Adviser") monitored and compensated by, and unaffiliated with, the Manager. For PACE Money Market Investments, investment advisory services are provided by Mitchell Hutchins. The Trust consists of the following twelve Portfolios:

    . PACE Money Market Investments
    . PACE Government Securities Fixed Income Investments
    . PACE Intermediate Fixed Income Investments
    . PACE Strategic Fixed Income Investments
    . PACE Municipal Fixed Income Investments
    . PACE Global Fixed Income Investments
    . PACE Large Company Value Equity Investments
    . PACE Large Company Growth Equity Investments
    . PACE Small/Medium Company Value Equity Investments
    . PACE Small/Medium Company Growth Equity Investments
    . PACE International Equity Investments
    . PACE International Emerging Markets Equity Investments

    An investment in PACE Money Market Investments is neither insured nor guaranteed by the U.S. government. While PACE Money Market Investments seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

    Under the PACE Program, you will pay PaineWebber a separate investment advisory fee ("Program Fee") at an annual rate of up to 1.50% of the value of shares of the Portfolios held in your PaineWebber account. Certain participants are eligible for a reduction of the Program Fee. See "Purchases." As a PACE Program participant, you may incur greater total fees and expenses than investors purchasing shares of similar investment companies without the benefit of these professional asset allocation recommendations.

    This Prospectus concisely sets forth information about the Trust that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information ("SAI"), dated February 23, 1996 (which information is incorporated by reference herein), is on file with the Securities and Exchange Commission ("SEC"). You can obtain a free copy of the SAI by calling toll-free at 1-800-647-1568, and further inquiries can be made by contacting your PaineWebber investment executive.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                   THIS PROSPECTUS. ANY REPRESENTATION TO THE
                          CONTRARY IS A CRIMINAL OFFENSE.

                               PROSPECTUS SUMMARY

    This section summarizes certain terms and provisions of the PACE Program and the Portfolios of the Trust. Please read the rest of this Prospectus for additional important information.

    PACE PROGRAM. The PACE Program is an investment advisory service pursuant to which PaineWebber provides to you personalized asset allocation recommendations and related services based on an evaluation of your investment objectives and risk tolerances. For the services provided to you under the PACE Program, you pay PaineWebber a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the Portfolios held in your PaineWebber account. Certain participants are eligible for a reduction of the Program Fee. See "Purchases."

    THE TRUST. The Trust is a mutual fund which provides a convenient means of investing in a number of professionally managed portfolios. The Trust currently consists of twelve separate no-load Portfolios. The following is a summary of important features of the Portfolios.

                            INVESTMENT           CORE PORTFOLIO           INVESTMENT
   PACE PORTFOLIO            OBJECTIVE             INVESTMENTS              ADVISER
---------------------  ---------------------  ---------------------  ---------------------
PACE MONEY MARKET      Current income         High quality money     Mitchell Hutchins
INVESTMENTS            consistent with        market instruments     Asset Management Inc.
                       preservation of
                       capital and liquidity
PACE GOVERNMENT        Current income         Primarily U.S.         Pacific Investment
SECURITIES FIXED                              government and agency  Management Company
INCOME INVESTMENTS                            securities of varying
                                              maturities, as well
                                              as mortgage-backed
                                              securities, with a
                                              dollar-weighted
                                              average portfolio
                                              duration of between
                                              two and seven years
PACE INTERMEDIATE      Current income,        Fixed income           Pacific Income
FIXED INCOME           consistent with        securities with a      Advisers, Inc.
INVESTMENTS            reasonable stability   dollar-weighted
                       of principal           average portfolio
                                              duration of between
                                              two and four and
                                              one-half years
PACE STRATEGIC FIXED   Total return           Fixed income           Pacific Investment
INCOME INVESTMENTS     consisting of income   securities of varying  Management Company
                       and capital            maturities with a
                       appreciation           dollar-weighted
                                              average portfolio
                                              duration of between
                                              three and eight years
PACE MUNICIPAL FIXED   High current income    General obligation,    Morgan Grenfell
INCOME INVESTMENTS     exempt from federal    revenue and private    Capital Management,
                       income tax             activity bonds and     Incorporated
                                              notes, the interest
                                              on which is exempt
                                              from federal income
                                              tax, with a dollar-
                                              weighted average
                                              portfolio duration of
                                              between three and
                                              seven years

                            INVESTMENT           CORE PORTFOLIO           INVESTMENT
   PACE PORTFOLIO            OBJECTIVE             INVESTMENTS              ADVISER
---------------------  ---------------------  ---------------------  ---------------------
PACE GLOBAL FIXED      High total return      High-grade fixed       Rogge Global Partners
INCOME INVESTMENTS                            income securities      plc
                                              issued by domestic
                                              and foreign
                                              governments and
                                              supranational
                                              entities and private
                                              issuers located
                                              overseas, with a
                                              dollar-weighted
                                              average portfolio
                                              duration of between
                                              four and eight years
PACE LARGE COMPANY     Capital appreciation   Equity securities      Brinson Partners,
VALUE EQUITY           and dividend income    with the majority of   Inc.
INVESTMENTS                                   the Portfolio
                                              invested in common
                                              stocks of companies
                                              with total market
                                              capitalization (i.e.,
                                              market value of
                                              common stock
                                              outstanding) of at
                                              least $2.5 billion
PACE LARGE COMPANY     Capital appreciation   Equity securities of   Chancellor Capital
GROWTH EQUITY                                 companies              Management, Inc.
INVESTMENTS                                   characterized by an
                                              earnings growth rate
                                              which is faster than
                                              that of the S&P 500
                                              index and with total
                                              market capitalization
                                              (i.e., market value
                                              of common stock
                                              outstanding) of at
                                              least $2.5 billion
PACE SMALL/MEDIUM      Capital appreciation   Equity securities of   Brandywine Asset
COMPANY VALUE EQUITY                          companies that have    Management, Inc.
INVESTMENTS                                   below-market average
                                              price/earnings ratios
                                              and with total market
                                              capitalization (i.e.,
                                              market value of
                                              common stock
                                              outstanding) of less
                                              than $2.5 billion
PACE SMALL/MEDIUM      Capital appreciation   Equity securities of   Westfield Capital
COMPANY GROWTH EQUITY                         companies              Management Company,
INVESTMENTS                                   characterized by       Inc.
                                              above- average growth
                                              of earnings rates
                                              with total market
                                              capitalization (i.e.
                                              market value of
                                              common stock
                                              outstanding) of less
                                              than $2.5 billion
PACE INTERNATIONAL     Capital appreciation   Equity securities of   Martin Currie Inc.
EQUITY INVESTMENTS                            issuers domiciled
                                              outside the United
                                              States
PACE INTERNATIONAL     Capital appreciation   Equity securities of   Schroder Capital
EMERGING MARKETS                              issuers domiciled or   Management
EQUITY INVESTMENTS                            doing business in      International Inc.
                                              emerging markets

    MANAGEMENT. Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins" or the "Manager") acts as the Manager for each Portfolio and also as the investment adviser for PACE Money Market Investments. All other Portfolios are advised by an Adviser monitored and compensated by, and unaffiliated with, the Manager. See "Management."

    RISK FACTORS AND SPECIAL CONSIDERATIONS. No assurance can be given that any Portfolio will achieve its investment objective. Investing in a Portfolio that invests in securities of companies and governments of foreign countries, particularly emerging market countries, involves risks that go beyond the usual risks inherent in a Portfolio that limits its holdings to domestic investments. A substantial portion of the assets of certain Portfolios may be held in securities denominated in one or more foreign currencies, which will result in these Portfolios bearing the risk that those currencies may lose value in relation to the U.S. dollar. See "Investment Objectives and Policies of the Portfolios and Risk Factors-- Other Investment Policies and Risk Factors."

    Certain Portfolios may use derivative instruments, investment techniques and strategies such as entering into forward currency contracts, repurchase agreements and interest rate protection transactions and purchasing and selling (writing) options, futures contracts and options on futures contracts, which can increase a Portfolio's risks. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors."

    PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments may invest in U.S. government stripped mortgage-related securities and zero coupon securities, which, due to changes in interest rates, are more speculative and subject to greater fluctuations in value than securities that pay interest currently. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors."

    PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments each are "non-diversified" as that term is defined in the Investment Company Act of 1940 ("1940 Act"). To the extent that a Portfolio at times may include the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), that Portfolio will be subject to greater risk with respect to its portfolio securities than if it had invested in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Portfolio's total return and the price of its shares. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors."

    In addition, PACE Strategic Fixed Income Investments may invest significantly in high yield, high risk securities (commonly known as "junk bonds") that are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors."

    PaineWebber provides advisory services to you as a participant in the PACE Program, for which you pay a fee that does not vary based on the Portfolios recommended for your investments. At the same time, Mitchell Hutchins, a wholly owned subsidiary of PaineWebber, serves as the Trust's Manager, which has responsibility for monitoring and compensating each Adviser. As Manager, Mitchell Hutchins receives a fee from each Portfolio and retains all or a portion of that fee, the amount of which depends on the Portfolio involved. Consequently, PaineWebber, when making asset allocation recommendations for you, may have a conflict of interest as to the specific Portfolios recommended for investment. PaineWebber, however, is required by applicable standards of fiduciary duty to act solely in your best interest when making investment recommendations for you. You also should be aware that the Manager may have various conflicts of interest when making decisions regarding the retention and compensation of particular Advisers. However, the Manager's compensation and decisions, including the specific amount of the Manager's compensation to be paid to the Adviser, are subject to review and approval by the Trust's board of trustees and separately by the trustees who are not affiliated with the Manager, any of the Advisers or any of their affiliates. See "Management--Manager" and "Purchases--General--The PACE Program."

    The Portfolios are intended as vehicles for the implementation of long-term asset allocation strategies rendered through the PACE Program that are based on an evaluation of your investment objectives and risk tolerances. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be fully invested in accordance with its investment objective and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position when the Adviser believes adverse market conditions so warrant, it can be expected that a defensive posture will be adopted less frequently than would be the case for other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed. Consequently, no single Portfolio should be considered a complete investment program, and an investment among the Portfolios should be regarded as a long-term investment that should be held through several market cycles.

    There can also be no assurance that PaineWebber's periodic recommendations for adjustments in the allocation of assets among Portfolios will be successful or can be developed, transmitted and acted upon in a manner sufficiently timely to avoid market shifts, which can be sudden and substantial. You are urged to consider carefully PaineWebber's asset allocation recommendations in light of your investment needs and to act promptly upon any recommended reallocation of assets among the Portfolios. See "Exchanges."

    PURCHASE AND REDEMPTION OF SHARES. You may purchase shares of the Portfolios only if you are a participant in the PACE Program. The minimum initial investment in the Trust is $25,000 and any subsequent investment in the Trust must be at a minimum of $500. The minimum initial investment in an individual retirement account is $10,000. Shares of the Portfolios are offered for purchase and redemption at their respective net asset values next determined after receipt. You do not pay a sales charge in connection with purchases or redemptions. As stated above under "PACE Program," for services provided to you under the PACE Program, you pay PaineWebber a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the Portfolios held in your PaineWebber account. Certain participants are eligible for a reduction in the Program Fee. See "Purchases" and "Redemptions."

    DIVIDENDS AND TAXES. Dividends from the net investment income of PACE Money Market Investments are declared daily and paid monthly. Dividends from the net investment income of PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments and PACE

Global Fixed Income Investments are declared and paid monthly and may be accompanied by distributions of net realized short-term capital gains and net realized gains from foreign currency transactions, if any. Dividends from the net investment income of the six equity Portfolios are declared and paid annually. Distributions of any undistributed net realized gains from foreign currency transactions, net capital gain (the excess of net long term capital gain over net short-term capital loss) and undistributed net realized short-term capital gain, if any, earned by a Portfolio will be made annually. See "Dividends and Taxes."

    CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company is custodian of each Portfolio's assets and employs foreign sub-custodians to provide custody of the Portfolio's foreign assets, if any. PFPC Inc. is each Portfolio's transfer and dividend disbursing agent (the "Transfer Agent").

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 TRUST EXPENSES

    THE FOLLOWING TABLE LISTS THE COSTS AND EXPENSES, INCLUDING THE SEPARATE FEES FOR THE PACE PROGRAM, THAT YOU WILL INCUR EITHER DIRECTLY OR INDIRECTLY AS A SHAREHOLDER OF EACH PORTFOLIO BASED ON THE PORTFOLIO'S PROJECTED ANNUAL OPERATING EXPENSES.

                                              PACE
                                PACE       GOVERNMENT       PACE          PACE          PACE          PACE
                                MONEY      SECURITIES   INTERMEDIATE   STRATEGIC     MUNICIPAL       GLOBAL
                               MARKET     FIXED INCOME  FIXED INCOME  FIXED INCOME  FIXED INCOME  FIXED INCOME
                             INVESTMENTS  INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS
                             -----------  ------------  ------------  ------------  ------------  ------------
SHAREHOLDER TRANSACTION
EXPENSES....................
Maximum Program Fee (as a
 percentage of average value
 of Portfolio shares held on
 the last calendar day of
   the previous quarter)....    1.50%         1.50%         1.50%         1.50%         1.50%         1.50%
                                -----         -----         -----         -----         -----         -----
                                -----         -----         -----         -----         -----         -----
ANNUAL PORTFOLIO OPERATING
 EXPENSES*
 (as a percentage of average
 net assets)
Management Fees (Before Fee
  Waivers)**................    0.15%         0.50%         0.40%         0.50%         0.40%         0.60%
Distribution (Rule 12b-1)
  Expenses..................     None          None          None          None          None          None
Other Expenses (Before
  Expense Reimbursements)+..    2.45%         0.74%         1.10%         1.56%         1.63%         0.96%
                                -----         -----         -----         -----         -----         -----
Total Portfolio Operating
 Expenses (Before Fee
 Waivers and Expense
   Reimbursements)+.........    2.60%         1.24%         1.50%         2.06%         2.03%         1.56%
                                -----         -----         -----         -----         -----         -----
                                -----         -----         -----         -----         -----         -----
Total Portfolio Operating
 Expenses (Net of Fee
 Waivers and Expense
   Reimbursements)***.......    0.50%         0.85%         0.85%         0.85%         0.85%         0.95%
                                -----         -----         -----         -----         -----         -----
                                -----         -----         -----         -----         -----         -----

 -------------

   *  Does not include the Program Fee.
  **  "Management Fees" includes the amounts paid by Mitchell Hutchins to the Adviser for each Portfolio.
 ***  Mitchell Hutchins has agreed to waive all or a portion of its management fees and then subsidize certain operating expenses with respect to each Portfolio for the fiscal year ending July 31, 1996, which will lower the overall expenses of each
      Portfolio, to the levels noted above.
   +  Based on estimated data for the Trust's fiscal year ending July 31, 1996 before the fee waivers and expense reimbursements and includes an administration fee of 0.20%
      payable to Mitchell Hutchins by each Portfolio.

                                                             PACE          PACE
                                 PACE          PACE         SMALL/        SMALL/                       PACE
                                 LARGE        LARGE         MEDIUM        MEDIUM                   INTERNATIONAL
                                COMPANY      COMPANY       COMPANY       COMPANY         PACE        EMERGING
                                 VALUE        GROWTH        VALUE         GROWTH     INTERNATIONAL    MARKETS
                                EQUITY        EQUITY        EQUITY        EQUITY        EQUITY        EQUITY
                              INVESTMENTS  INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS    INVESTMENTS
                              -----------  ------------  ------------  ------------  ------------  -------------
SHAREHOLDER TRANSACTION
  EXPENSES...................
Maximum Program Fee (as
 a percentage of average
 value of
 Portfolio shares held on the
 last
 calendar day of the previous
   quarter)..................    1.50%         1.50%         1.50%         1.50%         1.50%         1.50%
                                 -----         -----         -----         -----         -----         -----
                                 -----         -----         -----         -----         -----         -----
ANNUAL PORTFOLIO
 OPERATING EXPENSES*
 (as a percentage of average
 net assets)
Management Fees (Before Fee
  Waivers)**.................    0.60%         0.60%         0.60%         0.60%         0.70%         0.90%
Distribution (Rule 12b-1)
  Expenses...................     None          None          None          None          None          None
Other Expenses (Before
 Expense
  Reimbursements)+..........    0.99%         1.08%         0.66%         0.58%         1.92%         1.38%
                                 -----         -----         -----         -----         -----         -----
Total Portfolio Operating
 Expenses
 (Before Fee Waivers and
   Expense Reimbursements)+..    1.59%         1.68%         1.26%         1.18%         2.62%         2.28%
                                 -----         -----         -----         -----         -----         -----
                                 -----         -----         -----         -----         -----         -----
Total Portfolio Operating
 Expenses
 (Net of Fee Waivers and
 Expense
   Reimbursements)***........    1.00%         1.00%         1.00%         1.00%         1.50%         1.50%
                                 -----         -----         -----         -----         -----         -----
                                 -----         -----         -----         -----         -----         -----

 --------------
 See footnotes on previous page.

    Management and Administration Fees; Expenses. Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging among the Portfolios from 0.15% to 0.90% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. Each Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at an annual rate of 0.20% of the value of the average daily net assets of the Portfolio. The nature of the services provided to, and the aggregate management and administration fees paid by, each Portfolio are described under "Management." "Other Expenses" include the administration fee and estimated fees for shareholder services, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance and a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders. Through the Trust's first fiscal year ending July 31, 1996, the Manager will voluntarily waive all or a portion of the fees otherwise payable to it and then reimburse certain operating expenses of a Portfolio, in order to have the Portfolios operate at the expense ratios indicated in the Expense Table above.

Example.

    The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Portfolios through the PACE Program. These amounts, which include the maximum fees for the PACE Program, are based upon (i) payment by the Portfolios of operating expenses (net of fee waivers and expense reimbursements) at the levels set forth in the Expense Table above and (ii) the specific assumptions stated below:

                                                           PACE
                                                        GOVERNMENT            PACE               PACE               PACE
                                        PACE            SECURITIES        INTERMEDIATE        STRATEGIC          MUNICIPAL
                                       MONEY              FIXED              FIXED              FIXED              FIXED
                                       MARKET             INCOME             INCOME             INCOME             INCOME
                                    INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS
                                   --------------     --------------     --------------     --------------     --------------
                                    1         3        1         3        1         3        1         3        1         3
                                   YEAR     YEARS     YEAR     YEARS     YEAR     YEARS     YEAR     YEARS     YEAR     YEARS
                                   ----     -----     ----     -----     ----     -----     ----     -----     ----     -----
A shareholder would pay the
 following
 expenses on a $1,000
 investment,
 assuming (i) a 5% annual
 return and (ii)
 redemption at the end of each
 time period:                      $20       $63      $24       $73      $24       $73      $24       $73      $24       $73


                                      PACE
                                     GLOBAL
                                     FIXED
                                     INCOME
                                  INVESTMENTS
                                 --------------
                                  1         3
                                 YEAR     YEARS
                                 ----     -----
A shareholder would pay the
 following
 expenses on a $1,000
 investment,
 assuming (i) a 5% annual
 return and (ii)
 redemption at the end of each
 time period:                    $25       $76

                                                                                                 PACE
                                                           PACE               PACE              SMALL/
                                        PACE              LARGE              SMALL/             MEDIUM
                                       LARGE             COMPANY             MEDIUM            COMPANY              PACE
                                      COMPANY             GROWTH            COMPANY             GROWTH         INTERNATIONAL
                                    VALUE EQUITY          EQUITY          VALUE EQUITY          EQUITY             EQUITY
                                    INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS
                                   --------------     --------------     --------------     --------------     --------------
                                    1         3        1         3        1         3        1         3        1         3
                                   YEAR     YEARS     YEAR     YEARS     YEAR     YEARS     YEAR     YEARS     YEAR     YEARS
                                   ----     -----     ----     -----     ----     -----     ----     -----     ----     -----
A shareholder would pay the
 following
 expenses on a $1,000
 investment,
 assuming (i) a 5% annual
 return and (ii)
 redemption at the end of each
 time period:                      $25       $78      $25       $78      $25       $78      $25       $78      $30       $93


                                      PACE
                                 INTERNATIONAL
                                    EMERGING
                                    MARKETS
                                     EQUITY
                                  INVESTMENTS
                                 --------------
                                  1         3
                                 YEAR     YEARS
                                 ----     -----
A shareholder would pay the
 following
 expenses on a $1,000
 investment,
 assuming (i) a 5% annual
 return and (ii)
 redemption at the end of each
 time period:                    $30       $93

    This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Portfolio Operating Expenses remain the same in the years shown. It also assumes payment of the maximum Program Fee of 1.50% of the value of the shares of the

Portfolios held in your PaineWebber account each year. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Portfolios' shares.

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND A PORTFOLIO'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to each Portfolio's shares will depend upon, among other things, the level of average net assets, the extent to which a Portfolio incurs variable expenses, such as transfer agency costs, and whether the Manager reimburses all or a portion of the Portfolio's expenses and/or waives all or a portion of its management and administration fees.

                              FINANCIAL HIGHLIGHTS

     THE TABLE BELOW PROVIDES SELECTED PER SHARE DATA AND RATIOS (UNAUDITED) FOR A SHARE OF BENEFICIAL INTEREST FOR THE PERIOD SHOWN. THIS INFORMATION IS SUPPLEMENTED BY THE FINANCIAL STATEMENTS FOR SUCH PERIOD, AND THE ACCOMPANYING NOTES (UNAUDITED) APPEARING THEREIN, WHICH IS A SEPARATE DOCUMENT SUPPLIED WITH THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION, AND CAN BE OBTAINED BY SHAREHOLDERS UPON REQUEST.

        FOR THE PERIOD AUGUST 24, 1995+ TO NOVEMBER 30, 1995 (UNAUDITED)

                                                               PACE
                                                            GOVERNMENT        PACE           PACE
                                                PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                            MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                            INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                            ------------   ------------   ------------   ------------
Net asset value, beginning of period......      $1.00          $12.00         $12.00         $12.00
                                               ------      ------------   ------------   ------------
Net investment income.....................       0.01            0.12           0.13           0.15
Net realized and unrealized gains (losses)
 from investment and foreign
 currency transactions....................         --            0.29           0.21           0.88
                                               ------      ------------   ------------   ------------
Net income (loss) from operations.........       0.01            0.41           0.34           1.03
                                               ------      ------------   ------------   ------------
Dividends from net investment income......      (0.01)          (0.07)         (0.08)         (0.09)
                                               ------      ------------   ------------   ------------
Net asset value, end of period............      $1.00          $12.34         $12.26         $12.94
                                               ------      ------------   ------------   ------------
                                               ------      ------------   ------------   ------------
Total investment return (1)...............      1.44%           3.43%          2.81%          8.59%
                                               ------      ------------   ------------   ------------
                                               ------      ------------   ------------   ------------
Ratios/Supplemental Data:
Net assets, end of period (000's).........     $4,136         $22,147        $17,572        $15,007
Expenses to average net assets, net of fee
 waivers and expense reimbursements,......      0.50%*          0.85%*         0.85%*         0.85%*
Expenses to average net assets, before fee
 waivers and expense reimbursements,......      2.60%*          1.24%*         1.50%*         2.06%*
Net investment income to average net
 assets, net of fee waivers and expense
reimbursements,...........................      5.12%*          4.96%*         5.36%*         6.00%*
Net investment income (loss) to average
 net assets, before fee waivers and
expense reimbursements....................      3.02%*          4.57%*         4.71%*         4.79%*
Portfolio turnover........................         0%            120%            21%            58%

 -------------

+     Commencement of operations
*     Annualized
(1)   Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee;
      results for each Portfolio would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.

                                                                                         PACE
   PACE                              PACE                               PACE         SMALL/MEDIUM
 MUNICIPAL          PACE            LARGE             PACE          SMALL/MEDIUM       COMPANY            PACE
   FIXED           GLOBAL          COMPANY        LARGE COMPANY       COMPANY           GROWTH        INTERNATIONAL
  INCOME        FIXED INCOME     VALUE EQUITY     GROWTH EQUITY     VALUE EQUITY        EQUITY           EQUITY
INVESTMENTS     INVESTMENTS      INVESTMENTS       INVESTMENTS      INVESTMENTS      INVESTMENTS       INVESTMENTS
-----------     ------------     ------------     -------------     ------------     ------------     -------------
   $12.00           $12.00           $12.00            $12.00           $12.00           $12.00            $12.00
-----------     ------------     ------------     -------------     ------------     ------------     -------------
     0.12             0.10             0.04              0.01             0.03             0.02              0.02
     0.31             0.45             1.13              0.80            (0.19)           (0.31)            (0.06)
-----------     ------------     ------------     -------------     ------------     ------------     -------------
     0.43             0.55             1.17              0.81            (0.16)           (0.29)            (0.04)
-----------     ------------     ------------     -------------     ------------     ------------     -------------
    (0.08)           (0.07)              --                --               --               --                --
-----------     ------------     ------------     -------------     ------------     ------------     -------------
   $12.35           $12.48           $13.17            $12.81           $11.84           $11.71            $11.96
-----------     ------------     ------------     -------------     ------------     ------------     -------------
-----------     ------------     ------------     -------------     ------------     ------------     -------------
    3.55%            4.60%            9.75%             6.75%          (1.33)%          (2.42)%           (0.33)%
-----------     ------------     ------------     -------------     ------------     ------------     -------------
-----------     ------------     ------------     -------------     ------------     ------------     -------------
   $7,257          $17,162          $30,161           $23,489          $27,962          $30,426           $12,402
         *
    0.85%            0.95%*           1.00%*            1.00%*           1.00%*           1.00%*            1.50%*
         *
    2.03%            1.56%*           1.59%*            1.68%*           1.26%*           1.18%*            2.62%*
         *
    4.90%            5.03%*           1.88%*            0.60%*           1.49%*           0.81%*            1.06%*
         *
    3.72%            4.42%*           1.29%*          (0.08)%*           1.23%*           0.63%*          (0.06)%*
       9%              15%              10%                8%               0%              19%                2%

                 PACE
   PACE      INTERNATIONAL
 MUNICIPAL     EMERGING
   FIXED        MARKETS
  INCOME        EQUITY
INVESTMENTS   INVESTMENTS
-----------  -------------
   $12.00         $12.00
-----------  -------------
     0.12           0.01

     0.31          (0.64)
-----------  -------------
     0.43          (0.63)
-----------  -------------
    (0.08)            --
-----------  -------------
   $12.35         $11.37
-----------  -------------
-----------  -------------
    3.55%        (5.25)%
-----------  -------------
-----------  -------------
   $7,257         $8,829
         *
    0.85%          1.50%*
         *
    2.03%          2.28%*
         *
    4.90%          0.70%*
         *
    3.72%        (0.08)%*
       9%             1%

 --------------

 See footnotes on previous page.

                           INVESTMENT OBJECTIVES AND
                           POLICIES OF THE PORTFOLIOS
                                AND RISK FACTORS

    A description of the investment objective and policies of each Portfolio follows. There can be no assurance that a Portfolio will achieve its investment objective. The investment objective of a Portfolio is a fundamental policy and may not be changed without the approval by vote of the shareholders of that Portfolio. See the SAI for a further definition of approval by vote of the shareholders. Unless otherwise specified, the other investment policies of a Portfolio are not fundamental and can be changed by the board of trustees acting alone. Further information about the investment policies of each Portfolio, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the "Investment Policies and Restrictions" section of the SAI.

PACE MONEY MARKET INVESTMENTS

    Adviser: Mitchell Hutchins Asset Management Inc.

    Objective: Current income consistent with preservation of capital and liquidity

    PACE Money Market Investments seeks to achieve its investment objective by investing in high quality money market instruments including U.S. government securities, obligations of U.S. banks, commercial paper and other short-term corporate obligations, corporate bonds and notes, variable and floating rate securities or repurchase agreements involving any of the foregoing securities. The Portfolio may also purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others (i.e., banks or brokers). The Portfolio invests only in U.S. dollar-denominated securities that have remaining maturities of 397 days or less at the time of purchase. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.

    The Portfolio may invest in obligations (including certificates of deposit, bankers' acceptances and similar obligations) of U.S banks, including foreign branches of domestic banks and domestic branches of foreign banks, having total assets in excess of $1.5 billion at the time of purchase. The Portfolio may also invest in interest-bearing savings deposits in U.S. commercial and savings banks having total assets of $1.5 billion or less, provided that the principal amounts at each such bank are fully insured by the Federal Deposit Insurance Corporation and the aggregate amount of such deposits (plus interest earned) does not exceed 5% of the value of the Portfolio's assets.

    The commercial paper and other short-term corporate obligations purchased by the Portfolio consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Trust's board of trustees, present minimal credit risks and are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligations a short-term rating or (3) unrated, but determined by Mitchell Hutchins to be of comparable quality (collectively, "First Tier Securities"). The Portfolio generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

    The Portfolio follows these policies to maintain a constant net asset value of $1.00 per share, although there can be no assurance it will be able to do so. The yield and value of Portfolio shares and the yield and value of portfolio securities are also not insured or guaranteed by the U.S. government. The yield attained by the Portfolio may not be as high as that of other funds that invest in lower quality or longer term securities. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for other investment policies of the Portfolio.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

    Adviser: Pacific Investment Management Company

    Objective: Current income

    PACE Government Securities Fixed Income Investments seeks to achieve its investment objective by investing primarily in U.S. government and agency securities of varying maturities, as well as mortgage-backed securities, with a dollar-weighted average portfolio duration of between two and seven years. Under normal conditions, the Portfolio invests at least 65% of its total assets in U.S. government Fixed Income Securities, which include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies or instrumentalities and repurchase agreements with respect to these securities. "Fixed Income Securities" include debt instruments the interest payment on which may be fixed, variable or floating and also includes zero coupon securities which pay no interest until maturity.

    The Portfolio may invest in U.S. government securities that are backed by the full faith and credit of the U.S. government, such as Government National Mortgage Association mortgage-backed securities ("GNMA certificates"), securities that are supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Resolution Funding Corporation ("RFC") and the Tennessee Valley Authority ("TVA"), and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer, such as mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Resolution Trust Corporation ("RTC").

    The Portfolio also may invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons, including Certificates of Accrual Treasury Securities ("CATS") and Treasury Income Growth Receipts ("TIGRs"). The SEC staff currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury STRIPS program are not U.S. government securities. As long as the SEC takes this position, CATS and TIGRs will not be considered U.S. government securities for purposes of the 65% investment requirement. See "Investment Objectives and Policies of the Portfolios and Risk Factors-- Other Investment Policies and Risk Factors-- Risks of Mortgage- and Asset-Backed Securities" for further discussion of the mortgage- and asset-backed securities in which the Portfolio may invest.

    The Portfolio may invest up to 35% of its total assets in mortgage-backed securities that are issued by private issuers and in debt securities of other corporate issuers. To maintain a dollar-weighted average portfolio duration of between two and seven years, the Adviser monitors the prepayment experience of the underlying mortgage pools of the Portfolio's mortgage-related securities and will purchase and sell securities in the Portfolio to shorten or lengthen the average duration of the Portfolio, as appropriate.

    The Portfolio's investments in Fixed Income Securities are limited to those that are rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") (or, if unrated, determined by the Adviser to be of comparable quality). See the Appendix to the SAI for a description of Moody's and S&P's ratings. In addition, the Portfolio will not acquire a security if, as a result, more than 25% of the Portfolio's total assets would be invested in securities rated below AAA, or if more than 10% of the Portfolio's total assets would be invested in securities rated A.

    The Portfolio may use options, futures contracts, options on futures contracts and interest rate protection transactions for hedging and income and return enhancement purposes. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

    Adviser: Pacific Income Advisers, Inc.

    Objective: Current income, consistent with reasonable stability of principal

    PACE Intermediate Fixed Income Investments seeks to achieve its objectives through investment in Fixed Income Securities with a dollar-weighted average portfolio duration of between two and four and one-half years. Under normal conditions, the Portfolio invests at least 65% of its total assets in U.S. government securities, corporate bonds, debentures, non-convertible Fixed Income Securities, preferred stocks, mortgage-related securities, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds. The Portfolio also may invest up to 10% of its total assets in securities denominated in foreign currencies of developed countries. The Portfolio limits its investments to investment grade securities, which are securities rated within the four highest categories established by at least one NRSRO (e.g., Moody's or S&P) and unrated securities determined by the Adviser to be of comparable quality. Securities in the lowest of those four categories, i.e., rated Baa by Moody's or BBB by S&P, have speculative characteristics and are subject to greater risks. See the Appendix to the SAI for a description of Moody's and S&P ratings and "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors--Debt Securities" for a description of certain risks associated with securities in the fourth highest rating category. The Portfolio may use options, futures contracts and options on futures contracts for hedging and income and return enhancement purposes. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.

    In an effort to maintain a dollar-weighted average portfolio duration of between of two and four and one-half years, the Adviser monitors the prepayment experience of the underlying mortgage pools of the Portfolio's mortgage-related securities and will purchase and sell securities in the Portfolio to shorten or lengthen the duration of the Portfolio, as appropriate.

PACE STRATEGIC FIXED INCOME INVESTMENTS

    Adviser: Pacific Investment Management Company

    Objective: Total return consisting of income and capital appreciation

    PACE Strategic Fixed Income Investments seeks to achieve its investment objective by investing in a portfolio of Fixed Income Securities of varying maturities with a dollar-weighted average portfolio duration of between three and eight years. Portfolio holdings will be invested in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively undervalued.

    Under normal conditions, the Portfolio invests at least 65% of its assets in Fixed Income Securities which include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage- and asset-backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations and assignments. The Portfolio may invest up to 35% of its total assets in privately issued mortgage-related securities. All of the securities purchased for the Portfolio will be investment grade (rated at least Baa by Moody's or BBB by S&P, or, if unrated, determined by the Adviser to be of comparable quality), except that the Portfolio may invest up to 20% of its total assets in securities rated below investment grade, but rated at least B by Moody's or S&P, or determined by the Adviser to be of comparable quality. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 20% of the Portfolio's total assets is held in securities rated below investment grade and comparable unrated securities, the Adviser will engage in an orderly disposition of such securities to the extent necessary to reduce the Portfolio's holdings thereof. Securities rated Baa or lower by Moody's or BBB or lower by S&P have speculative characteristics and are subject to greater risks. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors--Debt Securities" below and the Appendix in the SAI for a description of Moody's and S&P ratings.

    The Portfolio may invest up to 20% of its total assets in a combination of U.S. dollar-denominated debt of any foreign issuer, Yankee bonds, Eurodollar bonds and debt securities denomi-nated in foreign currencies, except that not more than 10% of the Portfolio's total assets shall be invested in debt securities denominated in foreign currencies. Yankee bonds are U.S. dollar-denominated obligations of foreign issuers. Eurodollar bonds are U.S. dollar-denominated obligations of issuers that are located outside the United States, primarily in Europe. The Portfolio may use forward currency contracts, currency options, currency futures and options thereon to hedge against unfavorable changes in currency exchange rates and for income and return enhancement purposes. The Portfolio also may use options, futures contracts, options on futures contracts and interest rate protection transactions for hedging and income and return enhancement purposes. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

    Adviser: Morgan Grenfell Capital Management, Incorporated

    Objective: High current income exempt from federal income tax

    PACE Municipal Fixed Income Investments seeks to achieve its investment objective through investment in general obligation, revenue and private activity bonds and notes, the interest on which is exempt from federal income tax, with a dollar-weighted portfolio duration of between three and seven years.

    Under normal conditions, the Portfolio invests at least 80% of its total assets in general obligation, revenue and private activity bonds and notes that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest on which, in the opinion of counsel to the issuer of the instrument, is exempt from federal income tax ("Municipal Obligations"), including municipal bonds, industrial development bonds ("IDBs"), municipal lease obligations and certificates of participation therein, put bonds and private activity bonds ("PABs"). The Portfolio also will not invest more than 25% of its total assets in Municipal Obligations whose issuers are located in the same state or more than 25% of its total assets in Municipal Obligations that are secured by revenues from entities in a particular industry category except that the Portfolio may invest up to 50% of its total assets in public housing authorities, and state and local housing finance authorities, including bonds that are secured or backed by the U.S. Treasury or other U.S. government guaranteed securities. To the extent the Portfolio concentrates its investments in single family and multi-family housing obligations, the Portfolio will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.

    The Portfolio will include Municipal Obligations of varying maturities with a dollar-weighted average portfolio duration of between three and seven years. Portfolio composition generally covers a range of maturities with geographic and issuer diversification. The Portfolio may invest in PABs collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The Portfolio may also invest in variable rate Municipal Obligations, most of which permit the holder thereof to receive the principal amount on demand upon seven days' notice. The Portfolio limits its investments to Municipal Obligations that are rated at least A, MIG-2 or Prime 2 by Moody's or A, SP-2 or A-2 by S&P at the time of investment or unrated securities determined to be of comparable quality by the Adviser, except that up to 15% of its total assets may be invested in municipal bonds that, at the time of purchase, are rated Baa by Moody's or BBB by S&P, or if unrated, are determined by the Adviser to be of comparable quality. Municipal Obligations in the lowest investment grade category are considered medium grade securities and have speculative characteristics. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors--Debt Securities" for a discussion of certain risks associated with securities rated in the fourth highest rating category.

    The Portfolio may invest without limit in PABs, although it does not currently expect to invest more than 25% of its total assets in PABs. Dividends attributable to interest income on certain types of PABs issued after August 15, 1986 to finance non-governmental activities are a tax preference item for purposes of the federal alternative minimum tax ("AMT"). Although no assurance can be given, the Adviser will endeavor to manage the Portfolio so that no more than 25% of the interest income will be a tax preference item. Dividends derived from interest income on all Municipal Obligations are a component of the "current earnings" adjustment for corporations for purposes of the AMT.

    Under normal circumstances, the Portfolio may invest up to 20% of its total assets in certain taxable securities to maintain liquidity. In addition, for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Portfolio may invest without limit in such taxable securities. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of other investment policies of the Portfolio.

PACE GLOBAL FIXED INCOME INVESTMENTS

    Adviser: Rogge Global Partners plc

    Objective: High total return

    PACE Global Fixed Income Investments seeks to achieve its investment objective by investing primarily in high-grade Fixed Income Securities issued by domestic and foreign governments and supranational entities and private issuers located overseas, with a dollar-weighted average duration of between four and eight years. Under normal conditions, at least 65% of the value of the Portfolio's total assets will be invested in domestic and foreign bonds issued by governments, companies and supranational organizations such as the International Bank for Reconstruction and Development (commonly known as the "World Bank"), Asian Development Bank, European Investment Bank and European Economic Community. Bonds are viewed by the Portfolio to include Fixed Income Securities of any maturity. Under normal market conditions, investments will be made in a minimum of four countries, one of which may be the United States. For temporary defensive purposes, the Portfolio may invest in securities of only one country, including the United States. The Portfolio may invest in non-U.S. dollar denominated securities.

    The Portfolio will include Fixed Income Securities of varying maturities with a dollar-weighted average portfolio duration of between four and eight years. The Portfolio's quality standards limit its investments to those rated within the three highest grades assigned by Moody's or S&P, or unrated securities determined by the Adviser to be of comparable quality, except for bonds issued by companies and governments in emerging markets.

    The Portfolio may invest up to 10% of its total assets in bonds issued by companies and governments in emerging countries that at the time of purchase, are rated Baa or Ba by Moody's or BBB or BB by S&P or are unrated but determined to be of comparable quality by the Adviser.

    Bonds rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are commonly referred to as "junk bonds." In the event that, due to a downgrade of one or more debt securities, an amount in excess of 10% of the total assets of the Portfolio is held in securities rated below investment grade and comparable unrated securities, the Adviser will engage in an orderly disposition of such securities to the extent necessary to reduce the Portfolio's holdings thereof.

    The emerging countries in which the Portfolio may invest currently include Argentina, Brazil, Chile, China, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Singapore, Thailand and Venezuela. These markets tend to be in the less economically developed regions of the world. General characteristics of emerging countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infra-structures and rapid economic growth. The Adviser believes that investments in bonds issued in emerging countries offer the opportunity for significant long-term investment returns; however, these investments are lower quality than the three highest rated securities and involve certain risks. See "Investment Objectives and Policies of the Portfolios and Risk Factors-- Other Investment Policies and Risk Factors--Foreign Securities."

    The Portfolio may use forward currency contracts, currency options, currency futures and options thereon to hedge against unfavorable changes in currency exchange rates and for income and return enhancement purposes. The Portfolio also may use options, futures contracts, and options on futures contracts for hedging and income and return enhancement purposes. For a more detailed discussion of the risks in investing in foreign securities, see "Investment Policies and Restrictions--Special Characteristics of Foreign and Emerging Market Securities" in the SAI. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

    Adviser: Brinson Partners, Inc.

    Objective: Capital appreciation and dividend income

    PACE Large Company Value Equity Investments seeks to achieve its investment objective by investing primarily in equity securities that, in the Adviser's opinion are undervalued. Under normal circumstances, substantially all of the Portfolio's total assets will be invested in a wide range of equity securities of companies that are traded on major stock exchanges as well as on the over-the-counter ("OTC") market. The Portfolio may invest in a broad range of equity securities of U.S. issuers, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock. Up to 10% of the Portfolio's total assets may include convertible debt securities rated BB by Moody's or Ba by S&P or, if unrated, determined to be of comparable quality by the Adviser. The Portfolio expects its equity investments to encompass both large and intermediate capitalization companies, but under normal circumstances at least 65% of the Portfolio's total assets will be invested in common stock of companies with total market capitalization (i.e., market value of common stock outstanding) of $2.5 billion or greater at the time of purchase. The Portfolio may invest up to 5% of its total assets in foreign securities, including American Depositary Receipts ("ADRs").

    The Adviser's approach to investing for the Portfolio is to invest in the equity securities of U.S. companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. The Adviser's research focuses on several levels of analysis; first, on understanding wealth shifts that occur within the equity market, and second, on individual company research. At the company level, the Adviser quantifies expectations of a company's ability to generate profit and to grow business into the future. For each stock under analysis, the Adviser discounts to the present all of the future cash flows that it believes will accrue to the Portfolio from the investment to calculate a present or intrinsic value. This value estimate generated by the Adviser's proprietary valuation model is compared to observed market price and ranked against other stocks accordingly. The rankings, in combination with the Adviser's investment judgment, determine which securities are included in the Portfolio.

    The Portfolio also may use options, futures contracts and options on futures contracts for hedging and income and return enhancement purposes. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

    Adviser: Chancellor Capital Management, Inc.
    Objective: Capital appreciation

    PACE Large Company Growth Equity Investments seeks to achieve its investment objective by investing primarily in equity securities of companies that, in the Adviser's opinion, are characterized by an earnings growth rate which is faster than that of the average growth rate of the companies included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and total market capitalization (i.e., market value of common stock outstanding) of at least $2.5 billion. Dividend income is an incidental consideration in the selection of investments. The securities held by the Portfolio can be expected generally to experience greater volatility than those of PACE Large Company Value Equity Investments. The Portfolio may invest in a broad range of equity securities of U.S. issuers, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock. In selecting securities for the Portfolio, the Adviser evaluates factors believed to be favorable to long-term growth of capital, such as the business outlook for the issuer's industry and the issuer's position in that industry, as well as the issuer's background, historical profit margins on equity and experience and qualifications of the issuer's management. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of companies with total market capitalization of $2.5 billion or greater at the time of purchase. The Portfolio may invest up to 5% of its total assets in foreign securities, including ADRs. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of other investment policies of the Portfolio.

    The Adviser manages the Portfolio by investing in companies from a defined growth subset of both the S&P 500 Index and the Russell 1000 Growth indices, which consists of companies expected to grow at least 50% faster than the market. The Adviser divides the growth subset into 19 industry groups, and their market capitalization weights define its normal or neutral position. Based upon the Adviser's collective industry evaluation, it may increase or decrease portfolio exposures on a weekly basis by a maximum 6% relative to the normal weightings. This permits flexibility relative to its growth benchmark, yet ensures against undue volatility associated with overexposure to one industry.

    The Adviser's stock selection decisions are determined by: (1) the Adviser's analysts' forecasts of the industry/company's relative attractiveness; (2) the Adviser's research-driven dividend discount model; and (3) the Adviser's quantitative, fact-based Stock Selection Model that ranks industries/stocks based primarily on earnings momentum, earnings stability, relative value and relative strength. The Adviser ranks the stocks in its large-capitalization universe on a normal bell-shaped curve, purchasing stocks ranked in the top 30% of the combined ranked universe, and selling stocks ranked in the bottom 30%.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

    Adviser: Brandywine Asset Management, Inc.
    Objective: Capital appreciation

    PACE Small/Medium Company Value Equity Investments seeks to achieve its investment objective by investing primarily in equity securities that, in the Adviser's opinion, are undervalued or overlooked in the marketplace at the time of purchase, which generally have below-market average price/earnings ("P/E") ratios and with total market capitalization (i.e., market value of common stock outstanding) of less than $2.5 billion. The Portfolio will only invest in companies with common stock traded on the major stock exchanges as well as on the OTC market. The Portfolio may invest in a broad range of equity securities of U.S. issuers, including common and preferred stock, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of issuers with total market capitalization of less than $2.5 billion at the time of purchase. The Portfolio defines a low P/E ratio as a P/E (based on trailing twelve-month earnings) which places an issuer among the lowest 25% based on P/E ratios for all exchange-traded and OTC stocks with positive earnings and a capitalization greater than $10 million. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of other investment policies of the Portfolio.

    The Adviser performs a qualitative, fundamental review of candidates to determine that they are appropriate candidates for the Portfolio. This review identifies and avoids stocks undesirable for investment: First, the Adviser adjusts all reported earnings for extraordinary gains and losses so as to consider only true, low P/E stocks for entry into the Portfolio. Second, the Adviser excludes stocks that have pre-announced significant earnings changes which when formally reported will raise their P/E ratios. Third, stocks that have had recent strong price increases, and therefore are not truly undervalued, are eliminated. Fourth, the fundamental review identifies and removes those stocks that are suffering a severe or sudden fundamental deterioration.

    The Portfolio intends to invest in the common stock only of companies meeting these criteria. Each stock's weighting in the Portfolio will be proportional to the stock's capitalization, except that the Portfolio will not purchase any stock if it would exceed 2% of the Portfolio. The Portfolio may deviate from strict capitalization weighting in order to invest only in round lots, for illiquidity considerations, or to block purchases at favorable prices.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

    Adviser: Westfield Capital Management Company, Inc.
    Objective: Capital appreciation

    PACE Small/Medium Company Growth Equity Investments seeks to achieve its investment objective by investing primarily in the common stock of "emerging growth" companies, companies characterized by above-average earnings growth rates and total market capitalization (i.e., market value of common stock outstanding) of less than $2.5 billion. Dividend income is an incidental consideration in the selection of investments. The securities held by the Portfolio can be expected generally to experience greater volatility than those of PACE Small/Medium Company Value Equity Investments. The Portfolio may invest in a broad range of equity securities of U.S. issuers, including common and preferred stock, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks of issuers with total market capitalization of less than $2.5 billion that exhibit the potential for high future earnings growth relative to the overall market. The Portfolio may invest up to 5% of its total assets in foreign securities, including ADRs.

    The Adviser uses a bottom-up, fundamental approach, including on-site company visits, to uncover and analyze companies that exhibit the possibility of accelerating earnings growth because of management changes, new products, established products exhibiting unit volume growth or structural changes in the economy. The quality of the management team and the strength of the company's finances and internal controls are also factors in the investment decision. A 12 to 18 month time horizon is employed in selecting stocks; however, selected issues may be held for extended periods based on the Adviser's outlook.

    The Adviser is exposed to and follows companies constituting a full range of market sectors; nevertheless, it may focus on a limited number of attractive industries. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The Portfolio also may use options, futures contracts and options on futures contracts for hedging and income and return enhancement purposes. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.

PACE INTERNATIONAL EQUITY INVESTMENTS

    Adviser: Martin Currie Inc.
    Objective: Capital appreciation

    PACE International Equity Investments seeks to achieve its objective by investing in equity securities of companies domiciled outside the United States. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible preferred stocks, warrants, rights or other equity securities of companies domiciled in three or more countries outside the United States. "Domiciled," for these purposes, means companies (1) which are organized under the laws of a country other than the United States, (2) for which the principal securities trading market is in such a country, or (3) which derive a significant proportion (at least 50 percent) of their revenues or profits from goods produced or sold, investments made, or services performed in the eponymous country or which have at least 50 percent of their assets situated in such a country. The Portfolio also may invest up to 10% of its total assets in securities of investment companies, such as closed-end investment management companies which invest in foreign markets.

    The Portfolio will normally invest in the securities of three or more countries outside the United States. Particular consideration will be given to investments principally traded in Japanese, European, Pacific and Australian securities markets, and in foreign securities of companies traded on United States' securities markets. The Portfolio may also invest up to 10% of its total assets in emerging markets, including Asia, Latin America and other regions, where markets may not yet fully reflect the potential of the developing economy. For purposes of this Portfolio, "emerging markets" are markets in countries not included in the Morgan Stanley Capital International World Index ("MSCI Index") of major world economies.

    In allocating the Portfolio's assets among the various securities markets of the world, the Adviser will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Portfolio may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances, the Portfolio's investments will involve securities principally traded in at least ten different countries. The Portfolio will invest only in markets where, in the judgment of the Adviser, there exists an acceptable framework of market regulation and sufficient liquidity.

    When the Adviser believes that conditions in international securities markets warrant a defensive investment strategy, the Portfolio temporarily may invest up to 100% of its assets in domestic debt securities, foreign debt securities principally traded in the United States, and in foreign debt securities principally traded outside of the United States, obligations issued or guaranteed by the

U.S. or a foreign government or their respective agencies, authorities or instrumentalities, corporate bonds and sponsored ADRs.

    The Portfolio may use forward currency contracts, currency options, currency futures and options thereon to hedge against unfavorable changes in currency and for income and return enhancement purposes. The Portfolio also may use options, futures contracts and options on futures contracts for hedging and income and return enhancement purposes. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio. For a more detailed discussion of the risks in investing in foreign securities, see "Investment Policies and Restrictions--Special Characteristics of Foreign and Emerging Market Securities" in the SAI.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

    Adviser: Schroder Capital Management International Inc.
    Objective: Capital appreciation

    PACE International Emerging Markets Equity Investments seeks to achieve its investment objective by investing, under normal conditions, at least 65% of the Portfolio's total assets in equity securities of issuers domiciled in three or more emerging market countries. "Domiciled" for these purposes means companies
(1) which are organized under the laws of an emerging market country, (2) for which the principal securities trading market is in such a country, or (3) which derive a significant proportion (at least 50 percent) of their revenues or profits from goods produced or sold, investments made, or services performed in the eponymous country or which have at least 50 percent of their assets situated in such a country. For purposes of this Portfolio, "emerging market" countries are all markets in all countries not included in the MSCI Index of major world economies and Malaysia. The Portfolio may invest in a broad range of equity securities, including common and preferred stock, debt securities convertible into or exchangeable for stock and securities such as warrants or rights that are convertible into stock. The Portfolio also may invest up to 10% of its total assets in securities of investment companies, such as closed-end investment management companies which invest in foreign markets.

    In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, the Adviser will seek out attractive investment opportunities in these countries.

    The Portfolio will not necessarily seek to diversify investments on a geographic basis within the emerging market category and to the extent the Portfolio concentrates its investments in issuers located in one country or area, the Portfolio is more susceptible to factors adversely affecting that country or area.

    The Portfolio may use forward currency contracts, currency options, currency futures and options thereon to hedge against unfavorable changes in currency exchange rates and for income and return enhancement purposes. The Portfolio may acquire emerging market securities that are denominated in currencies other than a currency of an emerging market country. The Portfolio also may use options, futures contracts and options on futures contracts for hedging and income and return enhancement purposes. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio. For a more detailed discussion of the risks in investing in foreign securities, see "Investment Policies and Restrictions-- Special Characteristics of Foreign and Emerging Market Securities" in the SAI.

                   OTHER INVESTMENT POLICIES AND RISK FACTORS

MONEY MARKET INSTRUMENTS

    All Portfolios other than PACE Money Market Investments also may invest in high-grade money market instruments such as commercial paper of a U.S. or foreign company or foreign government certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. These obligations generally will be U.S. dollar-denominated. Commercial paper will be rated, at the time of purchase, at least "Prime-2" by Moody's or "A-2" by S&P or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "Prime-2" by Moody's or "A" or "A-2" by S&P. See the Appendix to the SAI for a description of Moody's and S&P's ratings.

U.S. GOVERNMENT SECURITIES

    Each Portfolio may invest in some or all of the following U.S. government securities: securities that are backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations (bills, notes and bonds), securities that are supported primarily or solely by the creditworthiness of the government-related issuer, such as securities issued by the RFC, the Student Loan Marketing Association, the Federal Home Loan Banks and the TVA, and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer, such as U.S. government mortgage-backed securities. For more information concerning the types of mortgage-backed securities in which certain Portfolios may invest, see "Investment Objectives and Policies of the Portfolios--Other Investment Policies and Risk Factors--Mortgage-Backed Securities." In addition, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors and Risk Factors--Zero Coupon Securities."

DEBT SECURITIES

    Each Portfolio may invest in corporate and other debt obligations. The yield of a Fixed Income Security depends on a variety of factors, including general Fixed Income Security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in tax rates. Generally, the longer the maturity of a Fixed Income Security, the higher the rate of interest paid and the greater the volatility. Furthermore, the value of the securities held by a Portfolio will rise when interest rates decline. Conversely, when interest rates rise, the value of Fixed Income Securities may be expected to decline.

    Except where otherwise indicated, each Portfolio will invest in securities rated A or better by any NRSRO or determined by the Adviser to be of comparable quality. PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments and PACE Global Fixed Income Investments may invest in medium-rated securities (i.e., rated Baa by Moody's or BBB by S&P). Moody's considers securities rated Baa to have speculative characteristics. PACE Strategic

Fixed Income Investments also may invest in lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P). PACE Strategic Fixed Income Investments, however, will not purchase a security rated lower than B by Moody's or S&P. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions and, as previously stated, are commonly referred to as "junk bonds."

    PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments and PACE Global Fixed Income Investments are permitted to purchase debt securities that are not rated by an NRSRO but that the Portfolio's Adviser determines to be of comparable quality to that of rated securities in which it may invest. These securities are included in the computation of any percentage limitations applicable to comparably rated securities.

    Although the relevant Advisers will attempt to minimize the speculative risks associated with investments in junk bonds through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the objectives and policies of PACE Strategic Fixed Income Investments and consider its ability to assume the investment risks involved before making an investment.

    Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. The Advisers, and in the case of PACE Money Market Investments, Mitchell Hutchins, would consider such an event in determining whether the Portfolio should continue to hold the security but may not be required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events affecting an issuer, so that an issuer's current financial condition may be better or worse than the rating indicates.

    Lower rated debt securities generally offer a higher current yield than that available from higher grade issues, but they involve higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, issuers of these securities may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater, because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

    The market for lower rated securities has expanded in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. The higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit a Portfolio's ability to sell the securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly-traded market.

DURATION

    Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in portfolio selection for PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments and PACE Global Fixed Income Investments.

    Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payments, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a Fixed Income Security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

    Duration allows an Adviser to make certain predictions regarding how the value of a portfolio will generally respond to changes in the level of interest rates. For example, a portfolio consisting entirely of treasury notes with a remaining maturity of five years would have a duration of 4.5 years. A 1% change in the level of interest rates would cause a change of approximately 4.5% in the net asset value of the portfolio. A portfolio consisting entirely of treasury notes with a remaining maturity of ten years would have a duration of about 7.5 years and a 1% change in the level of interest rates would cause a change of between 7% and 8% in the net asset value of the portfolio. This example is intended for demonstration purposes only, however, and is not intended to approximate how a Portfolio's investment portfolio will respond to changes in interest rates. A Portfolio's investment portfolio may include securities with differing maturities and quality levels, and interest rates on those instruments may not all change by the same amount at the same time as rates rise or fall generally in the marketplace. Also, the treasury securities described in the example cannot be retired prior to maturity, while some of the securities in the Portfolios' investment portfolios can. These factors among others can cause a Portfolio's investment portfolio to respond somewhat differently to changes in interest rates than shown in the example.

    Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Portfolio's duration by approximately the same amount that purchasing an equivalent amount of the underlying securities would.

    Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

    There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MUNICIPAL OBLIGATIONS

    Municipal Obligations include, but are not limited to, municipal bonds, floating rate and variable rate municipal obligations, participation interests in municipal bonds, tax-exempt commercial paper, tender option bonds and short-term municipal notes. Municipal bonds include IDBs, municipal lease obligations and certificates of participation therein, put bonds and PABs.

    PACE Municipal Fixed Income Investments may invest in a variety of Municipal Obligations, as described below:

    MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related government unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations. The term "municipal bonds" also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Portfolio generally invests in municipal lease obligations through certificates of participation. The Portfolio does not presently intend to purchase municipal lease obligations, or certificates of participation therein, that are not rated by Moody's or S&P.

    MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, the Portfolio's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

    In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of the Portfolio's original investment.

    Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

    Certain municipal lease obligations and certificates of participation may be deemed illiquid for purposes of the Portfolio's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Portfolio may be determined by the Adviser, pursuant to guidelines adopted by the trustees of the Trust, to be liquid securities for purposes of the Portfolio's limitation on investments in illiquid securities. In determining the liquidity of municipal leases obligations and certificates or participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. The Portfolio may not invest more than 5% of its net assets in municipal leases.

    PACE Municipal Fixed Income Investments may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide the Portfolio with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Portfolio with the right to demand payment, on not more than seven days notice, of all or any part of the Portfolio's participation interest in the underlying municipal security, plus accrued interest.

    INDUSTRIAL DEVELOPMENT BONDS AND PRIVATE ACTIVITY BONDS. IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are included within the term "municipal bonds" if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and, to the extent the Portfolio invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from that Portfolio in calculating their liability for the AMT. See "Dividends and Taxes." The Portfolio is authorized to invest more than 25% of its net assets in IDBs and PABs.

    FLOATING RATE AND VARIABLE RATE OBLIGATIONS. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors--Floating Rate and Variable Rate Obligations."

    PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

    TENDER OPTION BONDS. Tender option bonds are long-term Municipal Obligations sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the tender option). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in order to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying Municipal Obligations. Therefore, the Portfolio's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

    PUT BONDS. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

    TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Tax-exempt commercial paper and short-term municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

    YIELDS AND RISK FACTORS. The yield of a municipal security depends on a variety of factors, including general municipal and fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in tax rates. Generally, the longer the maturity of a municipal security, the higher the rate of interest paid and the greater the volatility. Further, if general market interest rates are increasing, the prices of Municipal Obligations ordinarily will decrease and, if rates decrease, the opposite generally will be true. The Portfolio may invest in Municipal Obligations with a broad range of maturities, based on the Adviser's judgment of current and future market conditions as well as other factors, such as the Portfolio's liquidity needs. Accordingly, the average dollar-weighted duration of the Portfolio's portfolio may vary.

    Future federal, state and local laws may adversely affect the tax-exempt status of interest on the Portfolio's portfolio securities or of the exempt-interest dividends paid by the Portfolio, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations. Opinions relating to the validity of Municipal Obligations and the tax-exempt status of interest thereon are rendered by the issuer's bond counsel at the time of issuance; the Adviser will rely on such opinions without independent investigation. See "Investment Objectives and Policies of the Portfolio--Other Investment Policies and Risk Factors--Debt Securities" for further discussion of ratings.

MORTGAGE-BACKED SECURITIES

    PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments each may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs.

    The U.S. government securities in which these three Portfolios may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by GNMA, FNMA or the FHLMC. Other mortgage-backed securities in which these three Portfolios may invest are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

    GNMA CERTIFICATES. GNMA guarantees certain mortgage pass-through certificates ("GNMA certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the Portfolios. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

    FNMA CERTIFICATES. FNMA facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. FNMA issues guaranteed mortgage pass-through certificates ("FNMA certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. FNMA guarantees timely payment of interest and principal on FNMA certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

    FHLMC CERTIFICATES. FHLMC also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

    PRIVATE, RTC AND SIMILAR MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the CMOs or single-class mortgage-backed securities issued or guaranteed by GNMA, FNMA and the FHLMC. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of GNMA, FNMA and the FHLMC, they normally are structured with one or more types of credit enhancement. See "Other Investment Poli-cies and Risk Factors--Types of Credit Enhancement." Such credit enhancements do not protect investors from changes in the market value of CMOs.

    The RTC, which was organized by the U.S. government in connection with the savings and loan crisis, holds assets of failed savings associations as either a conservator or receiver for such associations, or it acquires such assets in its corporate capacity. These assets include, among other things, single family and multi-family mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC has established a vehicle registered with the SEC through which it sells mortgage-backed securities. RTC mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC holds or has acquired, as described above and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE
PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as FNMA or the FHLMC. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal repayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any PO class (defined below)) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes have an earlier stated maturity or final distribution date that have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

    Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

    ARM AND FLOATING RATE MORTGAGE-BACKED SECURITIES. ARM mortgage-backed securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. See "Investment Policies and Restrictions--ARM and Floating Rate Mortgage-Backed Securities" in the SAI for further information on these securities.

    TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Credit enhancement generally falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

    Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

    SPECIALLY STRUCTURED CMOS AND NEW TYPES OF MORTGAGE-BACKED SECURITIES. PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments each may invest in interest only ("IO"), principal only ("PO") and other specially structured CMO classes. No Portfolio will invest more than 5% of its net assets in any combination of IOs, POs and inverse floating rate securities including those which are not mortgage- and asset-backed securities. See "Other Investment Policies and Risk Factors--Risks of Mortgage- and Asset-Backed Securities."

    New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment limitations, the Portfolios expect to invest in those new types of mortgage-backed securities that the respective Portfolio's Adviser believes may assist the Portfolio in achieving its investment objective. Similarly, the Portfolios may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified above.

ASSET-BACKED SECURITIES

    PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments may each invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment loan contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer or other credit enhancements may be present.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES

    The yield characteristics of the mortgage-and asset-backed securities in which PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases these securities at a premium, a pre-payment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Portfolio purchases these securities at a discount faster than expected, prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment by a Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Portfolio at a premium also impose a risk of loss of principal, because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities.

    CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

    The rate of interest payable on CMO classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or at a discount from, par value. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the underlying mortgage assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal but none of the interest (the principal-only or "PO" class). IOs and POs may also be created from mortgage-backed securities that are not CMOs. The yields on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, an investor may fail to recoup fully its initial investment even if the security is government issued or guaranteed or is rated AAA or the equivalent.

    Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

    While the market values of particular securities in which a Portfolio invests may be volatile, or may become volatile under certain conditions, its Adviser will seek to manage the Portfolio so that the volatility of the Portfolio, taken as a whole, is consistent with the Portfolio's investment objective. If the Adviser incorrectly forecasts interest rate changes or other factors that may affect the volatility of securities held by the Portfolio, the Portfolio's ability to meet its investment objective may be reduced.

CONVERTIBLE SECURITIES

    PACE Strategic Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/ Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments each may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

LOWER RATED CONVERTIBLE SECURITIES

    PACE Large Company Value Equity Investments may invest up to 10% of its total assets in convertible securities that are rated below investment grade but no lower than B by S&P or Moody's or comparably rated by another NRSRO, or if not rated by an NRSRO, determined by its Adviser to be of comparable quality. Convertible securities rated below investment grade are commonly referred to as "junk bonds" and are deemed by the NRSROs to be predominantly speculative and may involve significant risk exposure to adverse conditions.

    Lower rated convertible securities generally offer a higher current yield than that available from higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest (or, in the case of convertible preferred stock, dividends) and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater, because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

HEDGING AND RELATED INCOME STRATEGIES

    Each Portfolio except PACE Money Market Investments, PACE Municipal Fixed Income Investments, PACE Large Company Growth Equity Investments and PACE Small/Medium Company Value Equity Investments may use options (both exchange-traded and OTC) and futures contracts to attempt to enhance income and return and may attempt to reduce the overall risk of its investments (hedge) by using options, options on futures contracts and futures contracts. A Portfolio may use these instruments to enhance income or return--for example, to change the Portfolio's exposure from one interest rate to another or from one foreign currency to another. This can be seen as hedging or speculation depending on the effect of the instrument, because the Portfolio is using these instruments to change the underlying characteristic(s) of its portfolio or of particular positions in the portfolio. These strategies may be used by certain Portfolios in an attempt to manage their foreign currency exposure, the average duration of PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Global Fixed Income Investments, and other risks of a Portfolio's investments that can cause fluctuations in its net asset value. Each Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The use of options and futures solely to enhance income may be considered a form of speculation. Appendix A to this Prospectus describes the hedging instruments that these Portfolios may use, and the SAI contains further information on these strategies.

    PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments may each enter into forward currency contracts, buy or sell foreign currency futures contracts, write (sell) and purchase call or put options on securities, currencies and securities indices, buy or sell interest rate futures contracts and (except for PACE Strategic Fixed Income Investments and PACE Global Fixed Income Investments) stock index futures contracts and purchase put and call options or write call or put options on such contracts for hedging and income and return enhancement purposes. Each Portfolio (except PACE Money Market Investments, PACE Municipal Fixed Income Investments, PACE Large Company Growth Equity Investments and PACE Small/Medium Company Value Equity Investments) may enter into options and futures contracts that approximate (but do not exceed) the full value of the Portfolio. Under normal circumstances, however, a Portfolio's use of these instruments will place at risk a much smaller portion of its assets.

    PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Market Equity Investments may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when the Adviser anticipates making a currency exchange transaction in connection with the purchase or sale of a security, a Portfolio may enter into a forward contract in order to set the exchange rate at which the transaction will be made. A Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denominated in such currency. Each Portfolio may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift a Portfolio's exposure to foreign currency fluctuations from one country to another. The primary purpose of entering into these contracts is to minimize the risk to the Portfolios from adverse changes in the relationship between the U.S. dollar and foreign currencies.

    PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income

Investments may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors for hedging and income and return enhancement purposes. For example, a Portfolio may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers believed by its Adviser to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. A Portfolio may enter into interest rate protection transactions that approximate (but do not exceed) the full value of the Portfolio.

    The Portfolios might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If its Adviser incorrectly forecasts interest rates, currency exchange rates, market values or other economic factors in utilizing a strategy for a Portfolio, the Portfolio might have been in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Portfolio to close out or to liquidate its hedged position.

    New financial products and risk management techniques continue to be developed. Each Portfolio may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and federal tax considerations.

FOREIGN SECURITIES

    PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments may each invest in foreign debt securities, including securities of foreign corporations, obligations of foreign branches of U.S. banks and securities issued by foreign governments. PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments and PACE Small/Medium Company Growth Equity Investments each may invest up to 5% of its total assets in foreign securities including ADRs. See "Investment Policies and Restrictions--Special Characteristics of Foreign and Emerging Market Securities" in the SAI.

    Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, limitations on the use or transfer of Portfolio assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. These risks are often heightened for investments in emerging countries.

    In addition, substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

    The securities markets of many of the emerging countries in which a Portfolio may invest are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

    Many of the foreign securities held by a Portfolio will not be registered with the SEC, nor will the issuers thereof be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than is available concerning U.S. companies. Foreign companies, and in particular, companies in smaller and emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. A Portfolio's net investment income and/or capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes that, if not recoverable by a Portfolio, may reduce the Portfolio's return.

    Additionally, because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders by a Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of Portfolio assets denominated in such currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Portfolio assets denominated in such currency will decrease. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. Any of these factors could affect a Portfolio.

    The costs attributable to foreign investing that a Portfolio must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which a Portfolio would be subject. Foreign markets have different clearance and settlement procedures; and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Portfolio due to subsequent declines in the value of such portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

    In addition to purchasing securities of foreign issuers in foreign markets, a Portfolio may invest in ADRs, European Depositary Receipts ("EDRs") or other securities convertible into securities of companies based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, traded in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, and EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of a Portfolio's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR evidencing ownership of common stock will be treated as common stock.

FOREIGN GOVERNMENT SECURITIES

    PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments may each invest in foreign government securities. The foreign government securities in which the Portfolios may invest generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include Brady Bonds and debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. See "Investment Policies and Restrictions--Brady Bonds" in the SAI for further discussion of risks involved when investing in Brady Bonds.

    Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

    Investments in foreign government debt securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Portfolios may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

REPURCHASE AGREEMENTS

    Each Portfolio may use repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases securities from an approved bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to each Portfolio if the other party to the repurchase agreement becomes insolvent. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by its Adviser (or Mitchell Hutchins in the case of PACE Money Market Investments or in the case of transactions pursuant to any joint repurchase agreement arrangements) to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees.

DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

    PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments may enter into dollar rolls, in which a Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Portfolio forgoes principal and interest paid during the roll period on the securities sold, but the Portfolio is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a Portfolio enters into a dollar roll, the Trust's custodian will segregate cash or liquid, high grade debt securities having a value not less than the forward purchase price.

    The Portfolios may also enter into reverse repurchase agreements in which the Portfolio sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed date and price. The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and, accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Portfolio invests those proceeds. Thus, reverse repurchase agreements involve the risk that the buyer of the securities sold by the Portfolio might be unable to deliver them when the Portfolio seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

    The dollar rolls and reverse repurchase agreements entered into by the Portfolios normally will be arbitrage transactions in which a Portfolio will maintain an offsetting position in securities or repurchase agreements that mature on or before the settlement date on the related dollar roll or reverse repurchase agreement. Since the Portfolio will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since these securities or repurchase agreements will mature on or before the settlement date of the related dollar roll or reverse repurchase agreement, the Advisers believe that these arbitrage transactions do not present the risks to the Portfolio that are associated with other types of leverage.

    Dollar rolls and reverse repurchase agreements will be considered to be borrowings and, accordingly, will be subject to the respective Portfolios' limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of a Portfolio's total assets. A Portfolio will not enter into dollar rolls or reverse repurchase agreements other than in arbitrage transactions as described above, in an aggregate amount in excess of 5% of the Portfolio's total assets. Neither Portfolio currently intends to enter into dollar rolls other than in such arbitrage transactions, and neither Portfolio currently intends to enter into reverse repurchase agreements other than in such arbitrage transactions or for temporary or emergency purchases. See "Investment Policies and Restrictions-- Reverse Repurchase Agreements" in the SAI.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS

    Floating rate and variable rate obligations bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks, the credit standing of which affects the credit quality of the obligations.

ILLIQUID SECURITIES

    PACE Global Fixed Income Investments, PACE Small/Medium Company Value Equity Investments, PACE International Equity Invest-ments and PACE International Emerging Markets Equity Investments may each invest up to 15% of its net assets in illiquid securities; PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments and PACE Small/Medium Company Growth Equity Investments may each invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approxi-mately the price at which a Portfolio has valued the securities. Under current guidelines of the staff of the SEC, IOs and POs are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumen-talities will not be considered illiquid if the Port-folio's Adviser has determined that they are liquid pursuant to guidelines established by the Trust's board of trustees. Illiquid securities also are con-sidered to include, among other things, certain cover for OTC options, repurchase agreements in excess of seven days, non-marketable interest bearing time deposits with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A securities" that the Portfolio's Adviser has determined to be liquid under procedures approved by the Trust's board of trustees). Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 ("1933 Act"). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities, and the Portfolio might be unable to dispose of such securities promptly or at favorable prices. See "Investment Policies and Restrictions--Illiquid Securities" in the SAI.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Portfolio may purchase debt securities, including mortgage- and asset-backed securities, on a "when-issued" basis or may purchase or sell securities on a "delayed delivery" basis, i.e., for issuance or delivery to the Portfolio later than the normal settlement date for such securities at a stated price and yield. The Portfolio generally would not pay for such securities or start earning interest on them until they are received. However, when a Portfolio undertakes a when-issued or delayed delivery purchase commitment, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure of a counter party to deliver a security purchased by a Portfolio on a when-issued or delayed delivery basis may result in the Portfolio's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, a Portfolio's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because these securities may increase the amount by which the Portfolio's total assets, including the value of when-issued and delayed delivery securities held by the Portfolio, exceeds its net assets. See "Investment Policies and Restrictions--When-Issued and Delayed Delivery Securities" in the SAI.

ZERO COUPON SECURITIES

    PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Global Fixed Income Investments may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. PACE Strategic Fixed Income Investments also may invest in zero coupon securities of corporate issuers and other securities that are issued with original issue discount ("OID") and payment-in-kind ("PIK") securities. Federal tax law requires that a holder of a security with OID accrue a portion of the OID as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the investing Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income attributable to such securities prior to that time. Similarly, while PIK securities may pay interest in the form of additional securities rather than cash, that interest must be included in the annual income of PACE Strategic Fixed Income Investments.

    Companies such as the Portfolios, which seek to qualify for pass-through federal income tax treatment as regulated investment companies (each, a "RIC"), must distribute substantially all of their net investment income each year, including non-cash income. Accordingly, each Portfolio will be required to include in its dividends an amount equal to the income attributable to its zero coupon, other OID and PIK securities. Those dividends will be paid from the cash assets of a Portfolio or by liquidation of portfolio securities, if necessary, at a time when the Portfolio otherwise might not have done so. Zero coupon and PIK securities usually trade at a substantial dis-count from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash. See "Taxes" in the SAI.

LENDING OF PORTFOLIO SECURITIES

    Each Portfolio is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that its Adviser or the Manager deems qualified. Lending securities enables a Portfolio to earn additional income, but could result in a loss or delay in recovering the Portfolio's securities. The borrower must maintain with the Portfolio's custodian collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Portfolio will retain authority to terminate any loans at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Portfolio's interest.

    DERIVATIVES. Certain Portfolios may invest in instruments or securities that commonly are referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. Deriva-tive instruments include options, futures con-tracts, interest rate protection contracts and simi-lar instruments that may be used by certain Port-folios in hedging and related income strate-gies. There is only limited consensus as to what constitutes a "derivative" security. However, in the Manager's view, the derivative securities in which one or more of the Portfolios may invest include listed options and futures on market indi-ces, interest rates and foreign currencies, "stripped" securities, such as CATS and TIGRs, and specially structured types of mortgage- and asset-backed securities, such as IOs, POs and inverse floaters, and dollar-denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. An Adviser takes these risks into account in its management of the Portfolio.

PORTFOLIO TURNOVER

    The portfolio turnover rate for each of the Portfolios may exceed 100%, although the rate is not expected to exceed 200%. A high portfolio turnover rate (i.e., 100% or more), may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Portfolio. See "Portfolio Transactions" in the SAI. In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Dividends and Taxes." PACE Money Market Investments' portfolio turnover is expected to be zero for regulatory reporting purposes.

TEMPORARY DEFENSIVE INVESTMENTS

    When an Adviser believes unusual circumstances warrant a defensive posture, and with the concurrence of the Manager, each Portfolio temporarily may commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or money market instruments of U.S. or foreign issuers, including repurchase agreements.

    PACE Municipal Fixed Income Investments may invest temporarily without limit in certain taxable securities for defensive purposes. PACE Global Fixed Income Investments may invest temporarily in securities of only one country, including the United States, for such purposes. PACE International Equity Investments also may invest temporarily up to 100% of its assets in domestic debt, foreign debt principally traded in the United States and in foreign securities principally traded outside of the United States, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, corporate bonds and sponsored ADRs for such purposes.

OTHER INVESTMENT POLICIES

    The Portfolios (except PACE Money Market Investments and PACE Municipal Fixed Income Investments) also may engage in short sales of securities "against the box" to defer realization of gains and losses for tax or other purposes. Each Portfolio may borrow money for temporary or emergency purchases, but not in excess of 10% of its total assets; however, no Portfolio will purchase securities when its borrowings exceed 5% of its total assets.

    New types of mortgage- and asset-backed securities, derivative securities, hedging instru-ments and risk management techniques are developed and marketed from time to time. Each Portfolio may invest in these securities and instru-ments and use these techniques to the extent con-sistent with its investment objective and limita-tions and with disclosure, regulatory and tax considerations.

NON-DIVERSIFICATION

    PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments are "non-diversified," as that term is defined in the 1940 Act, but each intends to qualify as a RIC for federal income tax purposes. See "Dividends and Taxes." This means, in general, that more than 5% of each Portfolio's total assets may be invested in securities of one issuer (including a foreign government), but only if, at the close of each quarter of its taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that either Portfolio at times may include the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Portfolio will be subject to greater risk with respect to its portfolio securities than if it had invested in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Portfolio's total return and the price of Portfolio shares.

                                   MANAGEMENT

    The overall management of the business and affairs of the Trust and the Portfolios rests with the Trust's board of trustees. The trustees approve all significant agreements between the Trust and the persons that furnish services to the Trust and the Portfolios, including the agreements with the Manager, the Advisers, the Trust's distributor, custodian and transfer agent. As the Trust's Manager, Mitchell Hutchins is responsible for the day-to-day business operations of the Trust.

MANAGER

    Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019, is the Manager of the Trust. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. As of Septem-ber 30, 1995, total assets under Mitchell Hutchins' management were approximately $44.7 billion. As of that date, Mitchell Hutchins served as investment adviser or sub-adviser to 38 registered investment companies with 81 separate portfolios having aggregate assets of approximately $28.8 billion. See "Management--Advisers--PACE Money Market Investments."

    Pursuant to an Investment Management and Administration Agreement with the Trust ("Management Agreement"), Mitchell Hutchins manages the investment operations of the Trust, administers the Trust's affairs, provides investment advisory services for PACE Money Market Investments and is responsible for the selection, subject to review and approval of the trustees, of Advisers for each of the Portfolios (other than PACE Money Market Investments) and the review of the Advisers' continued performance. See "Manager" in the SAI.

    Pursuant to a separate Sub-Advisory Agreement (the "Advisory Agreement") between Mitchell Hutchins and each Adviser, the Advisers furnish investment advisory services in connection with the investment management of the respective Portfolios other than PACE Money Market Investments. Each Adviser is paid a fee for its services by the Manager out of the fee it collects from the applicable Portfolio. No additional fee is paid by the investor.

    Subject to the supervision and direction of the trustees, the Manager provides to the Trust investment management evaluation services principally by
(1) performing initial review of prospective Advisers for each Portfolio other than PACE Money Market Investments and (2) monitoring Adviser performance. In evaluating prospective Advisers, the Manager considers, among other factors, each Adviser's level of expertise, relative performance, consistency of performance and investment discipline or philosophy. The Manager is responsible for communicating performance expectations and evaluations to the Advisers and for ultimately recommending to the trustees whether Advisers' contracts should be renewed, modified or terminated. The Manager reports to the trustees regarding the results of its evaluation and monitoring functions. For PACE Money Market Investments, the Manager is responsible for furnishing investment advisory services to the Portfolio, subject to the supervision of the trustees.

    The Manager is also responsible for conducting the general operation of the Trust except those functions performed by the Advisers, custodian and transfer agent. Pursuant to the Management Agreement, each Portfolio pays the Manager a fee comprised of two components: one, for administrative services provided to each Portfolio, computed daily and paid monthly at the annual rate of 0.20% of each Portfolio's average daily net assets; and the other, for investment management services provided to each Portfolio, computed daily and paid monthly at the annual rate specified below based on the value of the Portfolio's average daily net assets. The Manager pays each Adviser, out of the investment management services fee it receives from the applicable Portfolio, a fee that is computed daily and paid monthly at the annual rate specified below based on the value of the Portfolio's average daily net assets:

                                                                 FEE RATE PAID     FEE RATE PAID BY
                                                                  BY PORTFOLIO      THE MANAGER TO
                          PORTFOLIO                              TO THE MANAGER      THE ADVISER
                          ---------                              --------------    ----------------
                                                                   (AS A % OF         (AS A % OF
                                                                  AVERAGE NET        AVERAGE NET
                                                                    ASSETS)            ASSETS)
PACE Money Market Investments.................................        0.15%               N/A
PACE Government Securities Fixed Income Investments...........        0.50%              0.25%
PACE Intermediate Fixed Income Investments....................        0.40%              0.20%
PACE Strategic Fixed Income Investments.......................        0.50%              0.25%
PACE Municipal Fixed Income Investments.......................        0.40%              0.20%
PACE Global Fixed Income Investments..........................        0.60%              0.35%
PACE Large Company Value Equity Investments...................        0.60%              0.30%
PACE Large Company Growth Equity Investments..................        0.60%              0.30%
PACE Small/Medium Company Value Equity Investments............        0.60%              0.30%
PACE Small/Medium Company Growth Equity Investments...........        0.60%              0.30%
PACE International Equity Investments.........................        0.70%              0.40%
PACE International Emerging Markets Equity Investments........        0.90%              0.50%

    Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Advisers. However, the Manager's compensation and the Manager's decisions, including the identity of an Adviser and the specific amount of the Manager's compensation to be paid to the Adviser, are subject to review and approval by the board of trustees and separately by the trustees who are not affiliated with the Manager, any of the Advisers or any of their affiliates. In addition, the Manager is subject to certain standards of fiduciary duty required by law.

ADVISERS

    The Advisers have agreed to the foregoing fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser, partially in recognition of the reduced administrative and other responsibilities they have undertaken with respect to the Portfolios. Subject to the monitoring of the Manager and, ultimately, the supervision and control of the trustees, each Adviser's responsibilities are focused on making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio in accordance with the Portfolio's stated investment objective and policies. The Advisers are paid their fees for management of the Portfolios by Mitchell Hutchins, not the Trust.

    The Trust has received an exemptive order from the SEC that permits the Trust's board of trustees, without the approval of shareholders: (a) to employ a new Adviser pursuant to the terms of a new Advisory Agreement, either as a replacement for an existing Adviser or as an additional Adviser; (b) to change the terms of an Advisory Agreement; and (c) to continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. Shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

    The following sets forth certain information about each of the Advisers:

PACE MONEY MARKET INVESTMENTS

    Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by PW Group, a publicly owned financial services holding company. As of September 30, 1995, Mitchell Hutchins was adviser or subadviser of 38 investment companies with 81 separate portfolios and aggregate assets of approximately $28.8 billion, of which approximately $17.1 billion consisted of assets in money market funds. Susan Messina, a senior vice president of Mitchell Hutchins is primarily responsible for the day-to-day management of PACE Money Market Investments. Since 1987, Ms. Messina has been a portfolio manager at Mitchell Hutchins for taxable money market funds. See "Management--Manager."

PACE GOVERNMENT SECURITIES FIXED INCOME
INVESTMENTS AND PACE STRATEGIC FIXED
INCOME INVESTMENTS

    Pacific Investment Management Company ("PIMCO") is located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. It is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"), a publicly held investment advisory firm. A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P. ("PIMCO Partners"), a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"), and PIMCO Partners, L.P., a limited partnership controlled by the PIMCO Managing Directors. As of September 30, 1995, PIMCO had over $75 billion in assets under management and was adviser or subadviser of 11 investment companies with 38 portfolios and aggregate assets of approximately $19 billion. It has become, since its founding in 1971, one of the largest fixed income management firms in the nation. William
C. Powers, a PIMCO Managing Director, is primarily responsible for the day-to-day management of PACE Government Securities Fixed Income Investments. Since 1991, Mr. Powers has been associated with PIMCO as a senior member of the fixed income portfolio management group. He was previously associated with Bear Stearns & Co. as Senior Managing Director specializing in mortgage-backed securities. Frank B. Rabinovitch, a PIMCO Managing Director, is primarily responsible for the day-to-day management of PACE Strategic Fixed Income Investments. Mr. Rabinovitch has been associated with PIMCO for eleven years as a senior member of the fixed income portfolio management group.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

    Pacific Income Advisers, Inc. ("PIA") is located at 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401. Lloyd McAdams and Heather U. Baines, who serve as Chairman and Chief Investment Officer of PIA and President and Chief Executive Officer, respectively, own PIA's voting securities, which makes each of them controlling persons of PIA. As of September 30, 1995, PIA had over $2 billion in assets under management. Mr. McAdams is primarily responsible for the day-to-day management of PACE Intermediate Fixed Income Investments. Since 1986, he has served as Chairman and Chief Investment Officer of PIA and Chairman and Chief Executive Officer of Syndicated Capital, Inc.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

    Morgan Grenfell Capital Management, Incorporated ("MGCM") is located at 1435 Walnut Street, Philadelphia, Pennsylvania 19102. All of the outstanding voting stock of MGCM is owned by Morgan Grenfell Asset Management, Ltd., which is a wholly owned subsidiary of Morgan Grenfell Group plc. Morgan Grenfell Group plc is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of September 30, 1995, MGCM had over $7.5 billion in assets under management. It has been active in managing portfolios of securities at MGCM since 1989 and over 20 years experience in the management of tax-exempt fixed income investment. David W. Baldt is primarily responsible for the day-to-day management of PACE Municipal Fixed Income Investments. Since June 1989, Mr. Baldt has been Executive Vice President and Chief Investment Officer for fixed income at MGCM.

PACE GLOBAL FIXED INCOME INVESTMENTS

    Rogge Global Partners plc ("Rogge Global") is located at 5-6 St. Andrew's Hill, London, England EC4V 5BY. Olaf Rogge owns in excess of 85% of the voting securities of Rogge Global, which makes him a controlling person of Rogge Global. As of September 30, 1995, Rogge Global had over $3 billion in assets under management. It was organized in 1984 and specializes in global fixed income management. Olaf Rogge, John Graham and Richard Bell are primarily responsible for the day-to-day management of PACE Global Fixed Income Investments. Mr. Rogge, who founded Rogge Global in 1984, has been managing global investments for approximately twenty-three years. Mr. Graham joined Rogge Global in February 1994 and is currently a Director, Portfolio Manager and Analyst. Prior thereto, he served as a Senior Manager of the Multi-Currency Fixed Income Investment Team at JP Morgan. Mr. Bell joined Rogge Global in June 1990 and serves as a Director, Portfolio Manager and Analyst.

PACE LARGE COMPANY VALUE EQUITY
INVESTMENTS

    Brinson Partners, Inc. ("Brinson Partners") is located at 209 South LaSalle Street, Chicago, Illinois 60604. Gary P. Brinson is President and Managing Partner of Brinson Partners. Brinson Partners is an indirect subsidiary wholly owned by Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. As of September 30, 1995, Brinson Partners had $50 billion in assets under management. It and its predecessor entities have managed domestic and international investment assets since December 31, 1981. Mr. Jeffrey J. Diermeier, Managing Partner of U.S. Equities, Mr. Robert C. Moore, Partner and Director of Equity Research, Mr. John C. Leonard, Partner and Equity Portfolio Strategy Analyst, and Ms. Lydia J. Miller, Partner and Equity Portfolio Strategy Analyst are the team responsible for the day-to-day management of PACE Large Company Value Equity Investments. Mr. Diermeier was formerly Managing Director of Asset Allocation. In addition, Mr. Diermeier and Mr. Moore have been working together for over 20 years and both played a key role in the research, design and implementation of Brinson Partners' proprietary equity valuation model. Prior to joining Brinson Partners in 1991, Mr. Leonard worked as a Financial Advisor with Sheffield Financial Management for 4 years. Ms. Miller, who joined Brinson Partners in 1995, formerly served as Director of Equities and Portfolio Manager at SBC Portfolio Management International, Inc. for over four years and as a mutual fund Portfolio Manager at Value Line Asset Management for over three years.

PACE LARGE COMPANY GROWTH EQUITY
INVESTMENTS

    Chancellor Capital Management, Inc. ("Chancellor") is located at 1166 Avenue of the Americas, New York, New York 10036. Chancellor Partners, L.P. ("Chancellor Partners"), of which Chancellor Partners, Inc. ("Chancellor PI") is the General Partner, is the beneficial owner of at least 51% of Chancellor's common stock on a fully diluted and converted basis, while

USF&G Investment Management Group, Inc. ("USF&G") is the beneficial owner of 100% of Chancellor's convertible preferred stock which is convertible into and up to 49% of Chancellor's common stock. Chancellor Partners is a limited partnership controlled by Chancellor employees to hold their investment in Chancellor. Robert G. Wade, Jr., who is Chairman of Chancellor's Board of Directors, is the sole shareholder of Chancellor PI. Accordingly, Mr. Wade, Chancellor Partners and USF&G are controlling persons of Chancellor. USF&G is a wholly owned subsidiary of United States Fidelity and Guarantee Company, which is in turn wholly owned by USF&G Corporation. USF&G is a publicly-held company with interests in, among other things, the insurance industry. As of September 30, 1995, Chancellor and its subsidiaries had over $30 billion in assets under management. It is one of the largest employee-owned investment management firms in the nation. Patricia W. Chadwick and Cathe-rine Dudley are primarily responsible for the day-to-day management of PACE Large Company Growth Equity Investments. Ms. Chadwick has been a managing director of Chancellor since 1987 and a senior portfolio manager for growth equity and balanced accounts at Chancellor since 1982. In addition, Ms. Chadwick is Chancellor's chief investment strategist and head of its Equity Strategy Committee. Ms. Chadwick has been with Chancellor and its predecessor, Citicorp Investment Management, Inc., since 1980. Ms. Dudley joined Chancellor in 1995 as a vice president and senior growth equity portfolio manager. Prior to joining Chancellor, Ms. Dudley worked at Phoenix Investments since 1985, where she was appointed as equity portfolio manager in 1989.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

    Brandywine Asset Management, Inc. ("Brandywine") is located at Three Christina Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801. William Anthony Hitschler owns 32.5% of Brandywine's voting securities, which makes him a controlling person of Brandywine. Mr. Hitschler is the President and Chief Executive Officer of Brandywine. As of Septem-ber 30, 1995, Brandywine had approximately $3.6 billion in assets under management. It uses a value-oriented approach when investing in both domestic and international markets. Henry Otto, a Managing Director of Brandywine, Michael Jamison, a Managing Director of Brandywine, and Steven Tonkovich, a Vice President of Brandywine, are primarily responsible for the day-to-day management of PACE Small/Medium Company Value Equity Investments. Mr. Otto is the primary portfolio manager for Brandywine's small capitalization portfolios and has assisted in designing quantitative evaluation tools at Brandywine since 1987. Mr. Jamison is Chief Investment Officer of Brandywine's individual management program, responsible for managing both equity and balanced portfolios at Brandywine since 1993. From 1988 to 1993, Mr. Jamison was a managing director of Mitchell Hutchins Asset Management Inc. Mr. Tonkovich is assistant portfolio manager for Brandywine's low price/earnings, small capitalization portfolios and is also responsible for the ongoing development of quantitative tools for value investing since 1989.

PACE SMALL/MEDIUM COMPANY GROWTH
EQUITY INVESTMENTS

    Westfield Capital Management Company, Inc. ("Westfield Capital") is located at One Financial Center, Boston, Massachusetts 02111. Charles Michael Hazard, who serves as President and Chief Investment Officer of Westfield Capital, owns 54.67% of its voting securities, which makes him a controlling person of Westfield Capital. As of September 30, 1995, Westfield Capital had over $850 million in assets under management. It has developed an expertise in growth oriented portfolios since its founding in Boston, Massachusetts in 1989. Michael
J. Chapman is primarily responsible for the day-to-day management of PACE

Small/Medium Company Growth Equity Investments. Since 1990, Mr. Chapman has served as Executive Vice President, Director of Research and Portfolio Manager of Westfield Capital.

PACE INTERNATIONAL EQUITY INVESTMENTS

    Martin Currie Inc. ("Martin Currie") is located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EHI 2ES. It is a wholly owned subsidiary of Martin Currie Limited. As of Sep-tember 30, 1995, Martin Currie had over $6.2 billion in assets under management. It is one of Scotland's leading independent investment management companies, and, since its founding in 1881, has developed an expertise in equity investments. Martin Currie uses a team approach in the management of PACE International Equity Investments. See "Investment Objectives and Policies of the Portfolios--PACE International Equity Investments" for a description of the Adviser's team approach.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

    Schroder Capital Management International Inc. ("SCMI") is located at 787 Seventh Avenue, New York, New York 10019. It is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc, which is listed on the London Stock Exchange, is the holding parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in seventeen countries worldwide. The financial services companies of the Schroder Group had approximately $100 billion in assets under management as of September 30, 1995. As of September 30, 1995, SCMI, together with its UK affiliate Schroder Capital Management International Limited, had over $15 billion in assets under management. Since its founding in 1980, SCMI has developed an expertise in emerging markets investments. Laura E. Luckyn-Malone, John A. Troiano and Thomas Melendez, with the assistance of an emerging markets investment committee, are primarily responsible for the day-to-day management of PACE International Emerging Markets Equity Investments. Ms. Luckyn-Malone has been a Managing Director of SCMI since Novem-ber 1995, prior to which she was a Senior Vice President and Director of SCMI since February 1990. Mr. Troiano has been a Managing Director of SCMI since November 1995, and has been employed by various Schroder Group companies in the portfolio management area since 1988. Mr. Melendez has been with SCMI since 1994. Prior to joining the Schroder Group he was a vice president for Latin America with NatWest Securities since 1992, prior to which he attended Columbia Business School.

FEE WAIVERS AND SUBSIDIES

    Mitchell Hutchins has agreed to waive all or a portion of its management fee and/or to subsidize certain operating expenses of the Portfolios during the first fiscal year of the Trust to the extent necessary to assure competitiveness. See "Trust Expenses." Fee waivers and/or expense subsidies will increase a Portfolio's yield or total return. See "Performance Information." Fee waivers and expense subsidies are not guaranteed to continue in future years.

DISTRIBUTOR

    Mitchell Hutchins is the distributor of each Portfolio's shares. PaineWebber is the exclusive dealer pursuant to a contract with Mitchell Hutchins.

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
PORTFOLIO TRANSACTIONS

    PaineWebber, and any of the Advisers or an affiliated person thereof (an "affiliated broker"), each may act as a broker or futures commission merchant ("FCM") for a Portfolio. In order for an affiliated broker to effect any portfolio transactions for a Portfolio on an exchange or board of trade, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or FCMs in connection with comparable transactions involving similar securities being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow an affiliated broker to receive only that remuneration which would be expected to be received by an unaffiliated broker or FCM in a similar arm's-length transaction.

                              VALUATION OF SHARES

    The net asset value of each Portfolio's shares fluctuates and is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., eastern time) each Business Day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

    Each Portfolio values its assets based on their current market value when market quotations are readily available. If this value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation is used to value all portfolio securities held by PACE Money Market Investments and short-term dollar-denominated debt obligations of the other Portfolios with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value. All investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rate. It should be recognized that judgment plays a greater role in valuing lower rated debt securities and restricted or illiquid securities held by any of the Portfolios because there is less reliable, objective data available.

                                   PURCHASES

GENERAL

    Purchases of shares of a Portfolio by a PACE Program participant must be made through a securities account maintained with PaineWebber. Payment for Portfolio shares must be made by check made payable to PaineWebber. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

    THE PACE PROGRAM. Shares of the Portfolios currently are available only to participants in the PACE Program. The PACE Program and the Trust are designed to assist investors in devising an asset allocation strategy to meet their individual needs. PaineWebber, through the PACE Program, provides investment advisory services in connection with allocations of assets among the Portfolios principally by: identifying the investor's risk tolerances and investment objectives based on information provided by the investor; identifying and recommending in writing a suggested allocation of assets among the Portfolios that conforms to those tolerances and objectives; providing a monthly account statement; and pro-viding performance data on a quarterly basis. PaineWebber will not have any investment discretion over the investor's PACE Program account; all investment decisions ultimately rest with the investor.

    Under the PACE Program, PaineWebber investment executives provide services to the investor that include assisting the investor to iden-

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
tify his or her financial characteristics, including risk tolerances and investment objectives in the context of the Portfolios, and assisting the investor to complete an Investor Profile Questionnaire, that can be updated periodically upon the investor's request. PaineWebber uses an investment profile evaluation and asset allocation methodology to assist it in translating investor needs, preferences and attitudes identified from the questionnaire into suggested portfolio allocations. A PaineWebber investment executive presents the recommended allocation to the investor initially and may also review later with the investor monthly account statements and other information such as the performance data provided on a quarterly basis, monitor identified changes in the investor's financial characteristics and assist the investor in preparing a revised questionnaire or otherwise communicating changes to PaineWebber for reevaluation. In addition, for any investor who so directs his or her PaineWebber investment executive, the investor's holdings in the PACE Program will be automatically rebalanced on a periodic basis to maintain the investor's designated allocation among the Portfolios. Screening will be performed quarterly with respect to accounts for which the investor has elected the rebalancing service, and rebalancing will be performed for each such account where the deviation from the allocation prescribed by the investor exceeds the uniform threshold. Also, the PACE Program participant and his/her PaineWebber investment executive will discuss the participant's investments in the PACE Program at least annually.

    PACE Program participants will pay PaineWebber a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the Portfolios held in the participant's PaineWebber account. The quarterly fee will be charged to the participant's securities account. Qualified plans may make arrangements to pay the quarterly fee separately. The Program Fee may be reduced at various levels of assets and for participation by certain individual retirement accounts ("IRAs"), retirement plans for self-employed individuals and employee benefit plans subject to the Employee Retirement Income Security Act of 1974 (collectively "Plans"). For certain Plans, PaineWebber may provide different services than those described above for different fees. Fees may be subject to negotiation, and fees may differ based upon a number of factors, including, but not limited to, the type of account, the size of the account, the amount of PACE Program assets and the number and range of supplemental advisory services to be provided by PaineWebber investment executives. PaineWebber investment executives receive a portion of any PACE Program fee paid in consideration of providing services to participants in the PACE Program. Investors who are fiduciaries or otherwise make investment decisions with respect to Plans should consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by PaineWebber. The minimum initial investment in the Trust is $25,000, and any subsequent investment in the Trust must be at a minimum of $500. The mini-mum initial investment in the Trust purchased through an IRA, or purchased for an account established under the Uniform Gift to Minors Act, is $10,000. The Trust reserves the right at any time to vary the initial and subsequent investment minimums. See "Other Services and Information--Individual Retirement Accounts."

    Trustees of the Trust, employees of PaineWebber and Mitchell Hutchins and their subsidiaries, and family members of these persons who maintain an "employee related" account at PaineWebber and trustees/directors of PaineWebber mutual funds may participate in the PACE Program at a reduced, or without the imposition of the, PACE Program fee.

    Payment for shares of the Trust is due at PaineWebber no later than the third Business Day after the order is placed (the "Settlement Date").

No order may be placed until the investor has completed a questionnaire, reviewed the resulting analysis, made the asset allocation decision and executed necessary PACE Program documentation. Investors who make payment prior to the Settlement Date will designate a temporary investment (such as a non-PACE PaineWebber money market fund) for the payment until the Settlement Date.

                                  REDEMPTIONS

REDEMPTIONS IN GENERAL

    As described below, Portfolio shares may be redeemed at their net asset value, and redemption proceeds will be paid within three Business Days of the receipt of a redemption request. Investors may redeem shares through PaineWebber.

    Investors may submit redemption requests to their PaineWebber investment executives in person or by telephone, mail or wire. As each Portfolio's agent, PaineWebber will honor a redemption request by repurchasing Portfolio shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds will be credited to the investor's brokerage account or paid by check at the election of the investor. PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for redemption as described below. The redeeming shareholders will be advised by their account executives if PaineWebber chooses not to honor a redemption request. PaineWebber investment executives are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices.

    A redemption request will be executed by the Transfer Agent at the net asset value next computed after it is received in "good order." "Good order" means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Portfolio account by redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank trust company or member of a recognized stock exchange, (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations and (4) duly endorsed share certificates, if any. Investors are responsible for ensuring that a request for redemption is received in "good order."

ADDITIONAL INFORMATION ON REDEMPTIONS

    An investor in the PACE Program may have redemption proceeds of $1 million or more wired to the investor's PaineWebber brokerage account or a commercial bank account designated by the investor. Questions about this option, or redemption requirements generally, should be referred to the investor's PaineWebber investment executive. If an investor requests redemption of shares which were purchased recently, the Trust may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

    Because the Trust incurs certain fixed costs in maintaining shareholder accounts, the Trust reserves the right to redeem all Portfolio shares in any PACE Program account of less than $7,500 net asset value. If the Trust elects to do so, it will notify the investor and provide the investor the opportunity to increase the amount invested to $7,500 or more within 30 days of the notice. The Trust will not redeem accounts that fall below $7,500 solely as a result of a reduction in net asset value per share or redemptions to pay PACE Program fees. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless the PACE Program is instructed to the contrary.

                         OTHER SERVICES AND INFORMATION

    Investors interested in the services described below should consult their PaineWebber investment executive.

    AUTOMATIC INVESTMENT PLAN. Certain shareholders may purchase shares of a Portfolio through an automatic investment plan, under which shareholders may authorize PaineWebber to place a purchase order each month or quarter for Portfolio shares in an amount not less than $500 per month or quarter. The purchase price is paid automatically from cash held in the shareholder's PaineWebber brokerage account through the automatic redemption of the shareholder's shares of a PaineWebber money market fund account or through the liquidation of other securities held in the investor's PaineWebber brokerage account. If the PACE Program assets are held in a PaineWebber RMA account, the shareholder may arrange for preauthorized automatic fund transfer on a regular basis, from the shareholder's bank account to the shareholder's RMA account. Shareholders may utilize this service in conjunction with the automatic investment plan to facilitate regular PACE investments. This automatic fund transfer service, however, is not available for retirement plan shareholders. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables the investor to use the technique of "dollar cost averaging." When under the automatic investment plan a shareholder invests the same dollar amount each month, the shareholder will purchase more shares when a Portfolio's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

    For further information regarding the automatic investment plan, the RMA account or the automatic funds transfer service, shareholders should contact their PaineWebber investment executive.

    AUTOMATIC REDEMPTION PLAN. Shareholders may have PaineWebber redeem a portion of their shares in the PACE Program monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made in March, June, September and December. The amount to be redeemed must be at least $500 per month or quarter. Purchases of additional shares of a Portfolio concurrent with redemption are ordinarily disadvantageous to shareholders because of tax liabilities. For retirement plan shareholders, special limitations apply. For further information regarding the automatic redemption plan, shareholders should contact their PaineWebber investment executive.

    INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Portfolios may be purchased through IRAs. In addition, a Self-Directed IRA is available through PaineWebber under which investments may be made in the Portfolios as well as in other investments available through PaineWebber. The minimum initial investment in an IRA is $10,000. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

                                   EXCHANGES

    Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio at their respective net asset values. Portfolio shares are not exchangeable with shares of other PaineWebber mutual funds.

    Whether pursuant to a particular request or automatic rebalancing, an exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

    For further information regarding the exchange privilege, investors should contact their PaineWebber investment executive. PaineWebber reserves the right to reject any exchange request and the exchange privilege may be modified or terminated after 60 days' written notice to shareholders.

                              DIVIDENDS AND TAXES

DIVIDENDS

    Net investment income, net realized long-and short-term capital gains, and net realized gains from foreign currency transactions will be determined separately for each Portfolio. Dividends from the net investment income of PACE Money Market Investments are declared daily and paid monthly. Shareholders of this Portfolio receive dividends from the day following the purchase up to and including the date of redemption. Dividends from the net investment income of PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments and PACE Global Fixed Income Investments are declared and paid monthly. Dividends from the net investment income of the six equity Portfolios are declared and paid annually. Net investment income includes dividends and accrued interest and discount, less amortization of premium (except for PACE Global Fixed Income Investments) and accrued expenses. Each of PACE Strategic Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments may, but is not required to, distribute with any dividend all or a portion of any net realized gains from foreign currency transactions. While PACE Strategic Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments each may accompany dividends with distributions of net realized short-term capital gains and net realized gains from foreign currency transactions, it is possible that, due to currency-related losses or short-term capital losses after such a distribution, all or a portion of its distributions may be treated as a non-taxable return of capital to shareholders for tax purposes.

    Substantially all of each Portfolio's net capital gain (the excess of net long-term capital gain over net short-term capital loss) if any, together with any undistributed net realized short-term capital gain and net realized gains from foreign currency transactions, is distributed annually. A Portfolio may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain.

    Each Portfolio's dividends and other distributions are paid in additional Portfolio shares at net asset value unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber investment executive or complete the appropriate section of the application form.

TAXES

    Each Portfolio intends to qualify for treatment as a RIC under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that is distributed to its shareholders.

    Dividends from a Portfolio's investment company taxable income (whether paid in cash or in additional Portfolio shares) generally are taxable to its shareholders as ordinary income. Distributions of a Portfolio's net capital gain (whether paid in cash or in additional Portfolio shares), when designated as such, are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Portfolio shares. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

    Distributions by PACE Municipal Fixed Income Investments that it designates as "exempt-interest dividends" generally may be excluded from gross income by a shareholder. These dividends constitute the portion of the Portfolio's aggregate dividends (excluding capital gain distributions) equal to the excess of the excludable interest over certain amounts disallowed as deductions. In order to pay exempt-interest dividends to its shareholders, that Portfolio must (and intends to) satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from federal income tax.

    Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of PACE Municipal Fixed Income Investments is not deductible. If that Portfolio invests in certain PABs, shareholders must include the portion of their exempt-interest dividends from that Portfolio attributable to those PABs in calculating their liability for the AMT. Corporate shareholders must include all of their exempt-interest dividends in calculating their liability for that tax. If that Portfolio realizes capital gains as a result of market transactions, any distribution of those gains is taxable to its shareholders. All or a portion of the exempt-interest dividends paid by that Portfolio also may be subject to state or local taxes, or both. Moreover, when a shareholder redeems shares of that Portfolio, the portion of the redemption proceeds attributable to undistributed excludable interest will lose its character as such and may be taxable as part of the redemption proceeds (see below).

    The Trust notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year by each Portfolio and of any portion of those dividends that qualifies for the corporate dividends-received deduction or, in the case of PACE Municipal Fixed Income Investments, any portion thereof that is a tax preference item for purposes of the AMT. Under certain circumstances, the notice also will specify the shareholder's share of any foreign taxes paid by the Portfolio, in which event the shareholder would be required to include in his gross income his pro rata share of those taxes but might be entitled to claim a credit or deduction for those taxes.

    The Trust is required to withhold 31% of all taxable dividends, capital gain distributions and (except in the case of PACE Money Market Investments) redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Trust with a correct taxpayer identification number. Withholding at that rate is also required from taxable dividends payable to such shareholders who otherwise are subject to backup withholding.

    A redemption of shares of a Portfolio may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds payable to the shareholder are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Portfolio shares for shares of another Portfolio generally will have similar tax consequences. If shares of a Portfolio are purchased within 30 days before or after redeeming that Portfolio's shares at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

    As noted above, shareholders will pay a PACE Program Fee. For most shareholders who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. An individual's miscellaneous itemized deductions for any taxable year are allowable only to the extent the aggregate of those deductions exceeds 2% of adjusted gross income. The deductibility of this fee also is subject to the overall limitation on itemized deductions for individuals having adjusted gross income in excess of specified levels which vary depending on their filing status.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting each Portfolio and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers.

                            PERFORMANCE INFORMATION

    Each Portfolio performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of a Portfolio investment as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Total return calculations assume reinvestment of dividends and other distributions.

    Each Portfolio may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof.

    PACE Municipal Fixed Income Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Global Fixed Income Investments also may advertise their yield. Yield (except with regard to PACE Money Market Investments) reflects investment income net of expenses over a 30-day (or one-month) period on a Portfolio share, expressed as an annualized percentage of the net asset value per share at the end of the period. PACE Money Market Investments may advertise its yield and effective yield. The yield of PACE Money Market Investments is the income on an investment in the Portfolio over a specified seven-day period. This income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

    In addition to the Portfolio's yield, PACE Municipal Fixed Income Investments may also show tax-equivalent yield. Tax-equivalent yield shows the yield that would produce the same income after a stated rate of taxes as the Portfolio tax-exempt yield (yield excluding taxable income). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

    Total return and yield information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost. See "Performance Information" in the SAI.

                              GENERAL INFORMATION

ORGANIZATION

    The Trust, Managed Accounts Services Portfolio Trust, is registered with the SEC as an open-end management investment company and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share.

    The Trust does not hold annual shareholder meetings. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so required in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares. Each share of each Portfolio has equal voting rights, except as noted above. Each share of each Portfolio is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation. The shares of each series of the Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

    To avoid additional operating costs and for investor convenience, the Portfolios will not issue share certificates. Ownership of shares of each Portfolio is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

CUSTODIAN AND TRANSFER AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of each Portfolio's assets and employs foreign sub-custodians approved by the Trust's board of trustees in accordance with applicable requirements under the 1940 Act, to provide custody of the Portfolio's foreign assets, if any. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolios' transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS

    Shareholders receive confirmations of their purchases and redemptions of shares of the Portfolios. Participants in the PACE Program will receive a statement at least monthly that reports all of their Portfolio activity and a consolidated year-end statement that shows all their Portfolio transactions for that year. Shareholders also receive audited annual and unaudited semiannual financial statements of the applicable Portfolios.

                                   APPENDIX A

    The Portfolios may use some or all of the following instruments:

    OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

    OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. An index option operates in the same way as a more traditional securities option, except that exercise of an index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

    INDEX FUTURES CONTRACTS--An index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

    INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specified currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

                                                    MANAGED ACCOUNTS SERVICES
PAINEWEBBER                                         PORTFOLIO TRUST
                                                    ----------------------------



                                                    PAINEWEBBER
NO PERSON HAS BEEN AUTHORIZED TO GIVE
ANY INFORMATION OR MAKE ANY REPRESENTATIONS
NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION      PACESM
WITH THE OFFERING MADE BY THIS PROSPECTUS
AND, IF GIVEN OR MADE, SUCH INFORMATION OR          ----------------------------
REPRESENTATIONS MUST NOT BE RELIED UPON AS
HAVING BEEN AUTHORIZED BY THE PORTFOLIOS OR
THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT               TABLE OF CONTENTS
CONSTITUTE AN OFFERING BY THE PORTFOLIOS OR
THEIR DISTRIBUTOR IN ANY JURISDICTION IN
WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.                               PAGE
                                                                            ----
                                                    PROSPECTUS SUMMARY...     2
                                                    TRUST EXPENSES.......     8
                                                    FINANCIAL HIGHLIGHTS.    12
                                                    INVESTMENT OBJECTIVES
                                                    AND POLICIES OF
                                                    THE PORTFOLIOS AND
                                                      RISK FACTORS.......    14
                                                    OTHER INVESTMENT POLICIES
                                                      AND RISK FACTORS...    25
                                                    MANAGEMENT...........    45
                                                    VALUATION OF SHARES..    52
                                                    PURCHASES............    52
                                                    REDEMPTIONS..........    54
                                                    OTHER SERVICES AND
                                                      INFORMATION........    55
                                                    EXCHANGES............    56
                                                    DIVIDENDS AND TAXES..    56
                                                    PERFORMANCE INFORMATION  58
                                                    GENERAL INFORMATION..    59
                                                    APPENDIX A...........    60



                                                    ---------------------------


                                                    PROSPECTUS


                                                    FEBRUARY 23, 1996


                                                    [LOGO]
                                                    Recycled Paper
                                                    (C) 1996 PaineWebber
                                                      Incorporated

                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

    Managed Accounts Services Portfolio Trust ("Trust") is an open-end management investment company currently composed of twelve separate no-load investment portfolios (each a "Portfolio") professionally managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins" or the "Manager"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). For each Portfolio other than PACE Money Market Investments, advisory services are provided by an investment adviser (each an "Adviser") monitored by and unaffiliated with the Manager. For PACE Money Market Investments, advisory services are provided by the Manager. Mitchell Hutchins also serves as distributor for the Portfolios. This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the Trust's current Prospectus, dated February 23, 1996. You may obtain a copy of the Prospectus by calling any PaineWebber investment executive or by calling toll-free at 1-800-647-1568. This SAI is dated February 23, 1996.

                      INVESTMENT POLICIES AND RESTRICTIONS

    The following supplements the information contained in the Prospectus concerning the Portfolios' investment policies and limitations.

    YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") are private services that provide ratings of the credit quality of debt obligations, including issues of municipal securities. A description of the range of ratings assigned to Portfolios by Moody's and S&P applicable to securities in which one or more of the Portfolios may invest is included in the Appendix to this SAI. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody's and S&P's opinions as to the quality of the debt obligations that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, interest rate and rating may have different market prices. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. In the event any security held by a Portfolio is downgraded below the rating categories set forth for each Portfolio as discussed in the Prospectus, the Portfolio's Adviser (or Mitchell Hutchins in the case of PACE Money Market Investments) will review the security and determine whether to retain or dispose of that security, provided that a Portfolio will not invest, at any time, more than 5% (except PACE Strategic Fixed Income Investments, which may invest up to 20%, and PACE Global Fixed Income Investments and PACE Large Company Value Equity Investments, which each may invest up to 10%) of its net assets in securities that are rated below investment grade.

    The process by which S&P and Moody's determine ratings for mortgage- and asset-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying securities, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with such securities. Neither of such ratings represents an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from those originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

    The yields on the money market instruments in which PACE Money Market Investments invests (such as commercial paper and bank obligations) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") represent their opinions as to the quality of the obligations they undertake to rate. Because ratings are general and are not absolute standards of quality, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, an issue may cease to be rated or its rating may be reduced. In the event that a security in PACE Money Market Investments' portfolio ceases to be a "First Tier Security," as defined in the Prospectus, or the Portfolio's Adviser becomes aware that a security has received a rating below the second highest rating by Moody's, S&P or any other NRSRO, Mitchell Hutchins, and in certain cases the Trust's board of trustees, will consider whether that Portfolio should continue to hold the obligation. A First Tier Security rated in the highest short-term rating category by a single NRSRO at the time of purchase that subsequently receives a rating below the highest rating category from a different NRSRO will continue to be considered a First Tier Security.

    Opinions relating to the validity of municipal securities in PACE Municipal Fixed Income Investments and to the exemption of interest thereon from federal income tax and also, when available, from the federal alternative minimum tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Portfolio nor its Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by the Portfolio or of the exempt-interest dividends received by that Portfolio's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of, and interest on, their municipal securities may be materially and adversely affected.

    In addition to ratings assigned to individual bond issues, each Portfolio's Adviser analyzes interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Portfolios invest are dependent on a variety of factors, including general money market conditions, general conditions on the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond-holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

    OBLIGATIONS OF FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. PACE Money Market Investments may invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of domestic banks. These risks may include unfavorable political and economic developments, withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the securities held by PACE Money Market Investments. Additionally, there may be less publicly available information about foreign banks and their branches, as these institutions may not be subject to the same regulatory requirements as domestic banks.

    ADJUSTABLE RATE AND FLOATING RATE MORTGAGE-BACKED SECURITIES. As set forth in the Prospectus, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments may invest in adjustable rate mortgage ("ARM") and floating rate mortgage-backed securities. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining interest rates, ARMs generally do not increase in value as much as fixed-rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally provide that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may provide for limitations on changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future monthly payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

    The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds index, that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

    Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

    SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. As set forth in the Prospectus, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments each are authorized to invest in mortgage-and asset-backed securities. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

    ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

    The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

    Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Portfolios.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A Portfolio maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of such securities is less than the repurchase price, plus any agreed-upon additional amount, the other party must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by a Portfolio upon their acquisition is accrued as interest and included in the Portfolio's net investment income.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes bankrupt. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by its Adviser (or Mitchell Hutchins in the case of PACE Money Market Investments or in the case of transactions pursuant to any joint repurchase arrangements) to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. The Adviser will review and monitor the creditworthiness of those institutions under the board's general supervision.

    REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements with banks up to an aggregate value of not more than 5% of its total assets. These agreements involve the sale of securities held by a Portfolio subject to the Portfolio's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. These agreements are considered to be borrowings and may be entered into only for extraordinary or emergency purposes or arbitrage transactions. While a reverse repurchase agreement is outstanding, a Portfolio will maintain with its custodian in a segregated account, cash, U.S. government securities or other liquid, high-grade debt obligations, marked to market daily, in an amount at least equal to the Portfolio's obligations under the reverse repurchase agreement.

    ILLIQUID SECURITIES. PACE Global Fixed Income Investments, PACE Small/Medium Company Value Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments may each invest up to 15% of its net assets in illiquid securities. PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Small/Medium Company Growth Equity Investments, PACE Large Company Value Equity Investments and PACE Large Company Growth Equity Investments may each invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days, non-marketable or interest-bearing time deposits and restricted securities other than those the Adviser has determined are liquid pursuant to guidelines established by the Trust's board of trustees. Interest-only ("IO") and principal-only ("PO") mortgage-backed securities are considered illiquid except that the Adviser may determine that IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities are liquid pursuant to guidelines established by the Trust's board of trustees. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

    Commercial paper issues in which PACE Money Market Investments may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

    Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such securities, and a Portfolio might be unable to dispose of such securities promptly or at favorable prices.

    The board of trustees has delegated the function of making day-to-day determinations of liquidity to the appropriate Adviser or Mitchell Hutchins, pursuant to guidelines approved by the board. The Adviser or Mitchell Hutchins, as applicable, takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Each Portfolio's Adviser or Mitchell Hutchins, as applicable, will monitor the liquidity of restricted securities in each Portfolio's portfolio and report periodically on such decisions to the board of trustees.

    In making determinations as to the liquidity of municipal lease obligations purchased by PACE Municipal Fixed Income Investments, the Adviser distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, the Adviser does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

SPECIAL CHARACTERISTICS OF FOREIGN AND EMERGING MARKET SECURITIES

    FOREIGN AND EMERGING MARKET SECURITIES. Many of the foreign and emerging market securities held by PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments will not be registered with the Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Each Portfolio's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

    To the extent that these eight Portfolios invest in foreign securities, the costs attributable to foreign investing that they must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Portfolios may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Portfolios would be subject.

    Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of such portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

    SOVEREIGN DEBT. Investment by PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of default.

    Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

    A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. These events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay Sovereign Debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt.

    To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

    With respect to Sovereign Debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such moratoria are currently in effect in certain Latin American countries.

    Certain emerging market countries have experienced difficulty in servicing their Sovereign Debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of Sovereign Debt, including PACE Strategic Fixed Income Investments and PACE Global Fixed Income Investments, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of Sovereign Debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of Sovereign Debt. There are no bankruptcy proceedings by which Sovereign Debt on which a sovereign has defaulted may be collected in whole or in part.

    Foreign investment in certain Sovereign Debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such Sovereign Debt and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolio.

    BRADY BONDS. PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The International Bank for Reconstruction and Development (more commonly known as the "World Bank") and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

    Brady Plan debt restructurings totalling more than $80 billion have been implemented to date in Mexico, Costa Rica, Venezuela, Uruguay, Nigeria, Argentina and the Philippines and, in addition, Brazil has announced intentions to issue Brady Bonds. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

    Certain Brady Bonds have been collateralized as to principal due to maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any collateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Portfolios may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

    STRUCTURED FOREIGN INVESTMENTS. PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments may each invest a portion of its assets in interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring involves the deposit with or purchase by a U.S. or foreign entity, such as a corporation or trust, or specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by the entity of one or more classes of securities ("Structured Foreign Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Foreign Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Foreign Investments is dependent on the extent of the cash flow on the underlying instruments.

    The Structured Foreign Investments in which these Portfolios typically will invest involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolios are permitted, however, to invest in classes of Structured Foreign Investments that are subordinated to the right of payment of another class. Subordinated Structured Foreign Investments typically have higher yields and present greater risks than unsubordinated Structured Foreign Investments. Structured Foreign Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Foreign Investments.

    FOREIGN CURRENCY TRANSACTIONS. Although PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments and PACE Large Company Growth Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments value their assets daily in U.S. dollars, they do not intend to convert their holdings of foreign currencies to U.S. dollars on a daily basis. The Portfolio's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Portfolio could suffer a loss of some or all of the amounts deposited. Each of these Portfolios may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

    CONVERTIBLE SECURITIES. As described in the Prospectus, PACE Strategic Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments may each invest in convertible securities. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a Fixed Income Security. "Fixed Income Securities" include debt instruments the interest payment on which may be fixed, variable or floating and also includes zero coupon securities which pay no interest until maturity.

    The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a Fixed Income Security.

    A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

    INVERSE FLOATERS. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond.

    LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Portfolio may invest up to 10% of its total assets in secured or unsecured variable or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation and one or more banks ("Lenders"). A Portfolio's investments in Loans will be primarily in the form of participations ("Participations") in Loans, although a Portfolio may acquire assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Portfolio receiving payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and relying upon the Lender to collect those payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio may assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower or receive the full benefit of any collateral. A Portfolio will acquire Participations only if both the borrower and the Lender interpositioned between the Portfolio and the borrower meet the Portfolio's credit standards.

    When the Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. Under an Assignment, a Portfolio generally will be able to collect payments and enforce remedies directly from or against the borrower. Conversely, however, a Portfolio may not have the benefit of the services of a lead or agent bank to administer the Loan on the Portfolio's behalf.

    Assignments and Participations are generally not registered under the 1933 Act and thus are usually subject to the Portfolios' limitations on investments in illiquid securities. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. Under normal circumstances, the bank issuing the Participation will be considered the issuer for purposes of concentration and diversification.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Portfolio's net asset value. When the Portfolio commits to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash, U.S. government securities, or other liquid high-grade debt securities with a market value equal to the amount of the commitment. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Portfolio's purchase commitment. The Portfolio purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if the Adviser or Mitchell Hutchins, as the case may be, deems it advantageous to do so, which may result in capital gain or loss to a Portfolio.

LEVERAGE

    Each Portfolio may borrow up to 33 1/3% of its total assets and may borrow in excess of its 33 1/3% limitation for extraordinary or emergency purposes, but not in excess of an additional 5% of its total assets. Borrowing constitutes leverage, a speculative technique. No Portfolio currently expects to leverage, other than through the techniques described above and in the Prospectus during the first year of operations. A Portfolio will only use leverage when its Adviser believes that such leverage will benefit the Portfolio after taking leverage risks into consideration.

    The net asset value of a Portfolio and its yield may be more volatile due to the Portfolio's use of leverage. Leverage also creates interest expenses for a Portfolio, which will reduce its net income. To the extent the income derived from securities purchased with funds obtained through leverage exceeds the interest and other expenses that a Portfolio will have to pay in connection with such leverage, the Portfolio's net income will be greater than if leverage were not used. Conversely, if the income from the assets obtained through leverage is not sufficient to cover the cost of leverage, the net income of a Portfolio will be less than if leverage were not used, and therefore the amount available for distribution to stockholders will be reduced.

TYPES OF MUNICIPAL SECURITIES

    The types of municipal securities identified in the Prospectus as eligible for purchase by PACE Municipal Fixed Income Investments may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families. The Portfolio also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

    STAND-BY COMMITMENTS. The Portfolio may acquire stand-by commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the Portfolio's portfolio or that are being purchased by the Portfolio, at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Portfolio, whichever is later. Although the Portfolio does not currently intend to acquire stand-by commitments with respect to municipal securities held in their portfolios, the Portfolio may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

    The Portfolio will enter into stand-by commitments only with those banks or other dealers that, in the opinion of the Portfolio's Adviser, present minimal credit risk. The Portfolio's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by the Portfolio, although it could sell the underlying securities to a third party at any time. The Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value. Whether the Portfolio paid directly or indirectly for a stand-by commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the Portfolio.

    PUT BONDS. The Portfolio may invest in put bonds that have a fixed rate of interest and a final maturity beyond the date on which the put may be exercised. If the put is a "one time only" put, the Portfolio ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of the Portfolio's Adviser, it is in the best interest of the Portfolio to do so. There is no assurance that the issuer of a put bond acquired by the Portfolio will be able to repurchase the bond upon the exercise date, if the Portfolio chooses to exercise its right to put the bond back to the issuer.

    MUNICIPAL LEASE OBLIGATIONS. Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by its covenant to budget for, appropriate, and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reverse funds or the provision of credit enhancements such as letters of credit.

    Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a Portfolio's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The Portfolio does not intend to invest a significant portion of its assets in such "non-appropriation" municipal lease obligations. There is no limitation on the Portfolio's ability to invest in other municipal lease obligations.

    PARTICIPATION INTERESTS. The Portfolio also may invest in participation interests in municipal bonds, including industrial development bonds ("IDBs"), private activity bonds ("PABs") and floating and variable rate securities. A participation interest gives the Portfolio an undivided interest in a municipal bond owned by a bank. The Portfolio has the right to sell the instrument back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the Portfolio to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Portfolio's participation interest plus accrued interest. Generally, the Portfolio intends to exercise the demand under the letters of credit or other guarantees only (1) upon a default under the terms of the underlying bond, (2) to maintain the Portfolio's portfolio in accordance with its investment objective and policies, or (3) as needed to provide liquidity to the Portfolio in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors. The Portfolio's Adviser will monitor the pricing, quality, and liquidity of the participation interests held by the Portfolio, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests, on the basis of published financial information reports of NRSROs and bank analytical services.

    FLOATING RATE AND VARIABLE RATE MUNICIPAL SECURITIES. As noted in the Prospectus, the Portfolio may invest in floating rate and variable rate municipal securities with or without demand features. A demand feature gives the Portfolio the right to sell the securities back to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit or guarantee from a bank. As discussed under "Participation Interests," to the extent that payment of an obligation is backed by a bank's letter of credit or guarantee, such payment may be subject to the bank's ability to satisfy that commitment. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury Bill rate. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed-rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed-rate obligations.

                         HEDGING AND RELATED STRATEGIES

    As discussed in the Prospectus, each Portfolio (except PACE Money Market Investments, PACE Municipal Fixed Income Investments, PACE Small/Medium Company Value Equity Investments and PACE Large Company Growth Equity Investments) may use a variety of financial instruments ("Instruments"), which may include certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts and interest rate protection transactions, to attempt to hedge the portfolio of the Portfolio and to attempt to enhance the Portfolio's income or return. The particular Instruments are described in Appendix A to the Prospectus.

    Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of an Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio's portfolio. Thus, in a short hedge a Portfolio takes a position in an Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of an Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in an Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Instruments on indices of equity or debt securities, in contrast, generally are used to hedge against price movements in broad equity or debt market sectors in which the Portfolio has invested or expects to invest. Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

    The use of Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Portfolio's ability to use Instruments will be limited by tax considerations. See "Taxes."

    In addition to the products, strategies and risks described below and in the Prospectus, the Advisers expect to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other techniques. These new opportunities may become available as an Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. An Adviser may utilize these opportunities to the extent that they are consistent with the Portfolio's investment objective and permitted by the Portfolio's investment limitations and applicable regulatory authorities. The Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

    SPECIAL RISKS OF THESE STRATEGIES. The use of these Instruments involves special considerations and risks, as described below. Risks pertaining to particular Instruments are described in the sections that follow.

    (1) Successful use of most Instruments depends upon the Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which require different skills than predicting changes in the prices of individual securities. While each Adviser is experienced in the use of Instruments, there can be no assurance that any particular strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of an Instrument and price movements of the investments being hedged. For example, if the value of an Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Instruments are traded. The effectiveness of hedges using Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered in a short hedge because the Adviser projected a decline in the price of a security in the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Instrument. Moreover, if the price of the Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not hedged at all.

    (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Instruments involving obligations to third parties (i.e., Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in an Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

    COVER FOR THESE STRATEGIES. Transactions using Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these Instruments and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount as determined daily on a mark-to-market basis.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

    OPTIONS. The Portfolios may purchase put and call options, and write (sell) and purchase call options on debt and equity securities, foreign currencies and indices of debt or equity securities. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price on the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions-- Illiquid Securities."

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

    A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

    The Portfolios may purchase or write both exchange-traded and OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist, but these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option to make or take delivery of the underlying investment upon exercise of the option. In the case of purchased options, failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

    Generally, the OTC debt and foreign currency options used by the Portfolios are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

    A Portfolio's ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC position at any time prior to its expiration.

    If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    GUIDELINES FOR OPTIONS. Each Portfolio's use of options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

    (1) A Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets.

    (2) The aggregate value of securities underlying put options written by a Portfolio, determined as of the date the put options are written, will not exceed 50% of the Portfolio's net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by the Portfolio are held at any time will not exceed 20% of the Portfolio's total net assets.

    FUTURES. The purchase of futures or call options thereon can serve as long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

    Futures strategies also can be used to manage the average duration of a Portfolio's portfolio. If its Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If its Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option thereon, or sell a put option thereon.

    PACE Global Fixed Income Investments may also write put options on foreign currency futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Portfolio will engage in this strategy only when it is more advantageous to the Portfolio than is purchasing the futures contract.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures commission merchant ("FCM") through whom the transaction was effected, "initial margin" consisting of cash or U.S. government securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent "variation margin" payments are made to and from the FCM daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but represents a daily settlement of a Portfolio's obligations to or from a FCM. When a Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes an option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or option identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into these transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

    GUIDELINES FOR FUTURES AND RELATED OPTIONS. Each Portfolio's use of futures and related options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

    (1) To the extent a Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

    (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a Portfolio that are held at any time will not exceed 20% of the Portfolio's total net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a Portfolio will not exceed 5% of the Portfolio's total assets.

    FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments each may use options and futures on foreign currencies, as described above, and forward currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. Such currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

    The Portfolios might seek to hedge against changes in the value of a particular currency when no Instruments in that currency are available or such Instruments are more expensive than certain other Instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using Instruments on another foreign currency or a basket of currencies, the values of which the Adviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

    The Portfolios may also use options and futures on foreign currencies, options on currency futures and forward currency contracts for income and return enhancement, for example, by shifting a Portfolio's exposure from one foreign currency (or the U.S. dollar) to another foreign currency.

    The value of Instruments in foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Instruments until they reopen.

    Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

    FORWARD CURRENCY CONTRACTS. PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contracts may also serve as short hedges--for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

    As noted above, each of these Portfolios may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which its Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Portfolios may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owns securities denominated in a foreign currency and its Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

    The cost to the Portfolios of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

    As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, a forward contract identical to the forward contract purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

    The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

    INTEREST RATE PROTECTION TRANSACTIONS. PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the contra party when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. An interest rate collar combines elements of buying a cap and selling a floor.

    These Portfolios may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These Portfolios may also use interest rate protection transactions for income and return enhancement purposes.

    Each of these Portfolios may enter into interest rate swaps, caps, collars and floors on either an asset-or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Mitchell Hutchins and each Portfolio's Adviser believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid high-grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 ("1940 Act"). A Portfolio also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Portfolio.

    A Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers believed by its Adviser to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

    SHORT SALES "AGAINST THE BOX". Each Portfolio may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box") to defer realization of gains or losses for tax or other purposes. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Portfolio, and the Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it will establish a margin account with the broker effecting the short sale, and will deposit collateral with the broker. In addition, the Portfolio will maintain with its custodian, in a segregated account, the securities that could be used to cover the short sale. A Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. None of the Portfolios currently intend to have obligations under short-sales that at any time during the coming year exceed 5% of the Portfolio's net assets.

    A Portfolio might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins or an Adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio, or when Mitchell Hutchins or an Adviser want to sell a security that the Portfolio owns at a current price, but also wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

INVESTMENT RESTRICTIONS

    The Trust has adopted investment restrictions numbered 1 through 11 below as fundamental policies of the Portfolios. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (1) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (2) more than 50% of the outstanding shares of the Portfolio. Investment restrictions 12 through 22 may be changed by a vote of a majority of the board of trustees at any time.

    Under the investment restrictions adopted by the Portfolios:

        1. A Portfolio, other than PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments, may not purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

        2. A Portfolio will not purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation is not applicable to the Portfolio's investments in U.S. government securities and up to 25% of the Portfolio's assets may be invested without regard to these limitations.

        3. A Portfolio, other than PACE Municipal Fixed Income Investments, will invest no more than 25% of the value of its total assets in securities of issuers in any one industry, the term industry being deemed to include the government of a particular country other than the United States. This limitation is not applicable to a Portfolio's investments in U.S. government securities.

        4. A Portfolio will not issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements and mortgage dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that a Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for extraordinary or emergency purposes.

        5. A Portfolio will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

        6. A Portfolio will not lend any funds or other assets, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the Portfolio's investment objective and policies.

        7. A Portfolio will not purchase securities on margin, except that a Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

        8. A Portfolio will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time.

        9. A Portfolio will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell mortgage related securities and securities of companies that deal in real estate or interests therein.

        10. A Portfolio will not purchase or sell commodities or commodity contracts (except currencies, forward currency contracts, futures contracts and options and other similar contracts).

        11. A Portfolio will not act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if the securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the 1933 Act.

        12. A Portfolio will not invest in oil, gas or other mineral leases or exploration or development programs.

        13. A Portfolio will not make investments for the purpose of exercising control of management.

        14. A Portfolio will not purchase any securities if as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) the Portfolio would own any securities of a registered open-end investment company or more than 3% of the total outstanding voting stock of any registered closed-end investment company or more than 5% of the total value of the Portfolio's total assets would be invested in securities of any one or more registered closed-end investment companies.

        15. A Portfolio will not purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

        16. A Portfolio will not purchase or retain securities of any company if, to the knowledge of the Trust after reasonable inquiry, any of the Trust's officers or trustees or any officer or director of Mitchell Hutchins or the Adviser for that Portfolio individually owns more than 1/2 of 1% of the outstanding securities of the company and together they own beneficially more than 5% of the securities.

        17. A Portfolio will not invest in excess of 5% of the value of its net assets in warrants, valued at the lower of cost or market value. Included within this amount, but not to exceed 2% of the value of a Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. ("NYSE") or the American Stock Exchange, Inc. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

        18. A Portfolio may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger.

        19. A Portfolio (other than PACE Small/Medium Company Growth Equity Investments) will not purchase the securities of any issuer which, together with its predecessors, has a record of less than three years of continuous operation, or in securities which are restricted as to disposition (including Rule 144A securities) if, as a result of such purchase, more than 15% of the Portfolio's total assets would be invested in such securities.

        20. PACE Small/Medium Company Growth Equity Investments will not invest more than 10% of its net assets in (i) securities of any issuer which, together with its predecessors, has a record of less than three years of continuous operation, (ii) illiquid securities, and (iii) securities of issuers that are restricted from being sold to the public without registration under the 1933 Act. This restriction does not apply to restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act determined to be liquid under guidelines approved by the Trust's board of trustees.

        21. PACE Small/Medium Company Growth Equity Investments will not engage in short-term trading.

        22. PACE Small/Medium Company Growth Equity Investments will not invest in puts, calls, straddles, spreads, and any combination thereof unless such investments are for hedging purposes or are covered by cash or securities.

    The Trust may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of a Portfolio in certain states. Should the Trust determine that a commitment is no longer in the best interests of the Portfolio and its shareholders, the Trust will revoke the commitment by terminating the sale of shares of the Portfolio in the state involved. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations, except that with regard to the borrowings limitation in investment restriction number 4, the Portfolios will comply with the applicable restrictions of Section 18 of the 1940 Act.

                             TRUSTEES AND OFFICERS

    The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                                                  BUSINESS EXPERIENCE;
  NAME/AGE AND ADDRESS*           POSITION WITH TRUST              OTHER DIRECTORSHIPS
  -----------------------------  ---------------------  -----------------------------------------
  Margo N. Alexander**; 48       Trustee and President  Mrs. Alexander is president, chief
                                                          executive officer and a director of
                                                          Mitchell Hutchins, a director of
                                                          Mitchell Hutchins Institutional
                                                          Investors Inc. and an executive vice
                                                          president and director of PaineWebber.
                                                          Mrs. Alexander is also a director or
                                                          trustee of seven other investment
                                                          companies and president of 29 other
                                                          investment companies for which Mitchell
                                                          Hutchins or PaineWebber serves as
                                                          investment adviser.
  David J. Beaubien; 61                 Trustee         Mr. Beaubien is chairman of Yankee
  101 Industrial Road                                     Environmental Systems, Inc., a
  Box 746                                                 manufacturer of meteorological
  Turners Falls, MA 01376                                 measuring systems. Prior to January
                                                          1991, he was senior vice president of
                                                          EG&G, Inc., a company which makes and
                                                          provides a variety of scientific and
                                                          technically oriented products and
                                                          services. He is also a director if IEC,
                                                          Inc., a manufacturer of electronic
                                                          assemblies; Belfort Instruments, Inc.,
                                                          a manufacturer of environmental
                                                          instruments; and Oriel Corp., a
                                                          manufacturer of optical instruments.
                                                          From 1985 to January 1995, Mr. Beaubien
                                                          served as a director or trustee on the
                                                          boards of the Kidder, Peabody & Co.
                                                          Incorporated mutual funds. Mr. Beaubien
                                                          is also a director or trustee of five
                                                          other investment companies for which
                                                          Mitchell Hutchins or PaineWebber serves
                                                          as investment adviser.
  E. Garrett Bewkes, Jr.**; 69          Trustee         Mr. Bewkes is a director of, and
                                                          consultant to, PaineWebber Group Inc.
                                                          ("PW Group") (holding company of
                                                          PaineWebber and Mitchell Hutchins).
                                                          Prior to 1988, he was chairman of the
                                                          board, president and chief executive
                                                          officer of American Bakeries Company.
                                                          Mr. Bewkes is also a director of
                                                          Interstate Bakeries Corporation and
                                                          NaPro BioTherapeutics, Inc. and a
                                                          director or trustee of 24 other
                                                          investment companies for which Mitchell
                                                          Hutchins or PaineWebber serves as
                                                          investment adviser.
  Bruce A. Bursey**; 46                 Trustee         Mr. Bursey is a senior vice president of
                                                          PaineWebber and director of Managed
                                                          Accounts Services.

                                                                  BUSINESS EXPERIENCE;
  NAME/AGE AND ADDRESS*           POSITION WITH TRUST              OTHER DIRECTORSHIPS
  -----------------------------  ---------------------  -----------------------------------------
  William W Hewitt, Jr.; 67             Trustee         Mr. Hewitt is retired. Since 1988, he has
  P.O. Box 2359                                           served as a director or trustee on the
  Princeton, New Jersey                                   boards of the Guardian Life Insurance
  08543-2359                                              Company mutual funds. From 1990 to
                                                          January 1995, Mr. Hewitt served as a
                                                          director or trustee on the boards of
                                                          the Kidder, Peabody & Co. Incorporated
                                                          mutual funds. From 1986-1988, he was an
                                                          executive vice president and director
                                                          of mutual funds, insurance and trust
                                                          services of Shearson Lehman Brothers
                                                          Inc. Mr. Hewitt is also a director or
                                                          trustee of five other investment
                                                          companies for which Mitchell Hutchins
                                                          or PaineWebber serves as investment
                                                          adviser.
  Morton L. Janklow; 65                 Trustee         Mr. Janklow is senior partner of Janklow
  598 Madison Avenue                                      Nesbit Associates, an international
  New York, New York                                      literary agency representing leading
  10022                                                   authors in their relationships with
                                                          publishers and motion picture,
                                                          television and multi-media companies,
                                                          and of counsel to the law firm of
                                                          Janklow, Newborn & Ashley. Mr. Janklow
                                                          is also a director of Marvel
                                                          Entertainment Group Inc., a leading
                                                          youth entertainment company.
  J. Richard Sipes**; 49                Trustee         Mr. Sipes is director of Products and
  1200 Harbor Boulevard                                   Trading in Private Client Group for
  Weehawken, New Jersey                                   PaineWebber. Mr. Sipes is also a
  07087                                                   director of PW Trust Co., PaineWebber
                                                          Futures Management Corp., PaineWebber
                                                          Properties Inc., Puerto Rico Investors
                                                          Tax-Free Fund and Puerto Rico Investors
                                                          Tax-Free Fund II.
  William D. White; 61                  Trustee         Mr. White is retired. From February 1989
  P.O. Box 199                                            through March 1994, he was president of
  Upper Black Eddy, PA                                    the National League of Professional
                                                          Baseball Clubs. Prior to 1989, he was a
                                                          television sportscaster for WPIX-TV,
                                                          New York. Mr. White is also a director
                                                          or trustee of nine other investment
                                                          companies for which PaineWebber or
                                                          Mitchell Hutchins serves as investment
                                                          adviser.
  M. Cabell Woodward, Jr.; 67           Trustee         Mr. Woodward is retired. From July 1985
                                                          until his retirement in February 1993,
                                                          Mr. Woodward was vice chairman and
                                                          chief financial officer of ITT
                                                          Corporation. Mr. Woodward is also a
                                                          director of Melville Corporation and
                                                          Black & Decker Corporation.

                                                                  BUSINESS EXPERIENCE;
  NAME/AGE AND ADDRESS*           POSITION WITH TRUST              OTHER DIRECTORSHIPS
  -----------------------------  ---------------------  -----------------------------------------
  Teresa M. Boyle; 37               Vice President      Ms. Boyle is a first vice president and
                                                          manager --advisory administration of
                                                          Mitchell Hutchins. Prior to November
                                                          1993, she was compliance manager of
                                                          Hyperion Capital Management, Inc., an
                                                          investment advisory firm. Prior to
                                                          April 1993, Ms. Boyle was a vice
                                                          president and manager--legal
                                                          administration of Mitchell Hutchins.
                                                          Ms. Boyle is also a vice president of
                                                          29 other investment companies for which
                                                          Mitchell Hutchins or PaineWebber serves
                                                          as investment adviser.
  Joan L. Cohen; 31               Vice President and    Ms. Cohen is a vice president and
                                  Assistant Secretary     attorney of Mitchell Hutchins. Prior to
                                                          December 1993, she was an associate at
                                                          the law firm of Seward & Kissel. Ms.
                                                          Cohen is also a vice president and
                                                          assistant secretary of 24 other
                                                          investment companies for which Mitchell
                                                          Hutchins or PaineWebber serves as
                                                          investment adviser.
  C. William Maher; 34            Vice President and    Mr. Maher is a first vice president and a
                                  Assistant Treasurer     senior manager of the mutual fund
                                                          finance division of Mitchell Hutchins.
                                                          Mr. Maher is also a vice president and
                                                          assistant treasurer of 29 other
                                                          investment companies for which Mitchell
                                                          Hutchins or PaineWebber serves as
                                                          investment adviser.
  Ann E. Moran; 38                Vice President and    Ms. Moran is a vice president of Mitchell
                                  Assistant Treasurer     Hutchins. Ms. Moran is also a vice
                                                          president and assistant treasurer of 29
                                                          other investment companies for which
                                                          Mitchell Hutchins or PaineWebber serves
                                                          as investment adviser.
  Dianne E. O'Donnell; 43         Vice President and    Ms. O'Donnell is a senior vice president
                                       Secretary          and deputy general counsel of Mitchell
                                                          Hutchins. Ms. O'Donnell is also a vice
                                                          president and secretary of 29 other
                                                          investment companies for which Mitchell
                                                          Hutchins or PaineWebber serves as
                                                          investment adviser.
  Victoria E. Schonfeld; 45         Vice President      Ms. Schonfeld is a managing director and
                                                          general counsel of Mitchell Hutchins.
                                                          From April 1990 to May 1994, she was a
                                                          partner in the law firm of Arnold &
                                                          Porter. Prior to April 1990, she was a
                                                          partner in the law firm of Shereff,
                                                          Friedman, Hoffman & Goodman. Ms.
                                                          Schonfeld is also a vice president of
                                                          29 other investment companies for which
                                                          Mitchell Hutchins or PaineWebber serves
                                                          as investment adviser.

                                                                  BUSINESS EXPERIENCE;
  NAME/AGE AND ADDRESS*           POSITION WITH TRUST              OTHER DIRECTORSHIPS
  -----------------------------  ---------------------  -----------------------------------------
  Paul H. Schubert; 33            Vice President and    Mr. Schubert is a first vice president
                                  Assistant Treasurer     and a senior manager of the mutual fund
                                                          finance division of Mitchell Hutchins.
                                                          From August 1992 to August 1994, he was
                                                          a vice president at BlackRock Financial
                                                          Management, L.P. Prior to August 1992,
                                                          he was an audit manager with Ernst &
                                                          Young LLP. Mr. Schubert is also a vice
                                                          president and assistant treasurer of 29
                                                          other investment companies for which
                                                          Mitchell Hutchins or PaineWebber serves
                                                          as investment adviser.
  Julian F. Sluyters; 35          Vice President and    Mr. Sluyters is a senior vice president
                                       Treasurer          and the director of the mutual fund
                                                          finance division of Mitchell Hutchins.
                                                          Prior to 1991, he was an audit senior
                                                          manager with Ernst & Young LLP. Mr.
                                                          Sluyters is also a vice president and
                                                          treasurer of 29 other investment
                                                          companies for which Mitchell Hutchins
                                                          or PaineWebber serves as investment
                                                          adviser.
  Gregory K. Todd; 39             Vice President and    Mr. Todd is a first vice president and
                                  Assistant Secretary     associate general counsel of Mitchell
                                                          Hutchins. Prior to 1993, he was a
                                                          partner in the law firm of Shereff,
                                                          Friedman, Hoffman & Goodman. Mr. Todd
                                                          is also a vice president and assistant
                                                          secretary of 29 other investment
                                                          companies for which Mitchell Hutchins
                                                          or PaineWebber serves as investment
                                                          adviser.

------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Messrs. Bewkes, Bursey, Sipes and Mrs. Alexander are "interested persons" of the Trust as defined in the 1940 Act by virtue of their positions with PaineWebber, PW Group and/or Mitchell Hutchins.

    The Trust pays trustees who are not "interested persons" of the Trust $35,000 annually and $5,000 per meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Trustees of the Trust who are "interested persons" of the Trust as defined in the 1940 Act receive no compensation from the Trust. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of each Portfolio. Because Mitchell Hutchins, the Advisers and PaineWebber perform substantially all of the services necessary for the operation of the Trust and the Portfolios, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins, an Adviser or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer. The table below includes certain information relating to the compensation of the Trust's trustees.

                               COMPENSATION TABLE

                                                            PENSIONS
                                                               OR
                                                           RETIREMENT
                                                            BENEFITS     ESTIMATED           TOTAL
                                            AGGREGATE      ACCRUED AS      ANNUAL        COMPENSATION
                                           COMPENSATION    PART OF A      BENEFITS     FROM THE TRUST**
                                             FROM THE      PORTFOLIO'S      UPON              AND
        NAME OF PERSON, POSITION              TRUST*        EXPENSES     RETIREMENT    THE FUND COMPLEX+
----------------------------------------   ------------    ----------    ----------    -----------------
Margo N. Alexander, Trustee.............       --            --            --               --
David J. Beaubien, Trustee..............     $ 60,000        --            --              $ 118,675
E. Garrett Bewkes, Jr., Trustee.........       --            --            --               --
Bruce A. Bursey, Trustee................       --            --            --               --
William W. Hewitt, Trustee..............       60,000        --            --                118,675
Morton L. Janklow, Trustee..............       60,000        --            --                  5,000
J. Richard Sipes, Trustee...............       --            --            --               --
William D. White, Trustee...............       60,000        --            --                 33,125
M. Cabell Woodward, Jr., Trustee........       60,000        --            --               --

------------

* Represents amounts estimated to be paid to each trustee during the fiscal year ending July 31, 1996.

** Mitchell Hutchins has agreed to waive its management fee and subsidize certain operating expenses, including the payment of trustees' fees, with respect to each Portfolio for the fiscal year ending July 31, 1996 in order to lower the overall expenses of each Portfolio to certain designated levels.

+ Represents amounts paid to each trustee from the Trust and/or Mitchell
  Hutchins and other PaineWebber mutual funds during the calendar year ended December 31, 1995.

                INVESTMENT MANAGEMENT, ADVISORY AND DISTRIBUTION
                                  ARRANGEMENTS

    INVESTMENT MANAGEMENT ARRANGEMENTS. Mitchell Hutchins acts as the investment manager to the Trust pursuant to an Investment Management and Administration Agreement with the Trust ("Management Agreement") dated as of June 15, 1995. Pursuant to the Management Agreement with the Trust, Mitchell Hutchins, subject to the supervision of the Trust's board of trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Portfolios, including the purchase, retention, disposition and lending of securities. Mitchell Hutchins is authorized to enter into advisory agreements for investment advisory services ("Advisory Agreement") in connection with the management of the Trust and the Portfolios. Mitchell Hutchins will have responsibility for monitoring the investment advisory services furnished pursuant to any such Advisory Agreements. Mitchell Hutchins reviews the performance of all Advisers and makes recommendations to the trustees of the Trust with respect to the retention and renewal of Advisory Agreements. In connection therewith, Mitchell Hutchins is obligated to keep certain books and records of the Trust. Mitchell Hutchins also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Trust's custodian and the Transfer Agent, the Trust's transfer and dividend disbursing agent. The management services of Mitchell Hutchins for the Trust are not exclusive under the terms of the Management Agreement, and Mitchell Hutchins is free to, and does, render management services to others.

    As required by state regulation, Mitchell Hutchins will reimburse a Portfolio if and to the extent that the aggregate operating expenses of the Portfolio exceed applicable limits in any fiscal year. Currently, the most restrictive such limit applicable to a Portfolio is 2.5% of the first $30 million of the Portfolio's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation.

    In connection with its management of the business affairs of the Trust, Mitchell Hutchins bears the following expenses:

    (1) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of trustees who are not affiliated persons of Mitchell Hutchins or the Trust's Advisers;

    (2) all expenses incurred, by Mitchell Hutchins or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

    (3) the fees payable to each Adviser pursuant to the Advisory Agreements between Mitchell Hutchins and each Adviser.

    Under the terms of the Management Agreement, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins or the Portfolio's Adviser. General expenses of the Trust not readily identifiable as belonging to a Portfolio or to the Trust's other Portfolios are allocated among series by or under the direction of the board of trustees in such manner as the board deems to be fair and equitable. Expenses borne by each Portfolio include the following (or a Portfolio's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by a Portfolio and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of a Portfolio by Mitchell Hutchins, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of a Portfolio's shares and the Trust under federal and state securities laws and maintenance of such registrations and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the 1940 Act) of the Trust, Mitchell Hutchins or the Adviser, (6) all expenses incurred in connection with trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a Portfolio for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a Portfolio, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

    Under the Management Agreement, Mitchell Hutchins will not be liable for any error or judgment or mistake of law or for any loss suffered by a Portfolio in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the Trust's board of trustees or by vote of the holders of a majority of a Portfolio's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Portfolio.

    The following table shows the approximate net assets as of December 31, 1995, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

INVESTMENT CATEGORY                                                        NET ASSETS
------------------------------------------------------------------------   ----------
                                                                            ($ MIL)

Domestic (excluding Money Market).......................................   $  5,674.6
Global..................................................................      2,847.3
Equity/Balanced.........................................................      2,810.4
Fixed Income (excluding Money Market)...................................      5,711.5
  Taxable Fixed Income..................................................      3,957.9
  Tax-Free Fixed Income.................................................      1,753.6
Money Market Funds......................................................     20,622.2

    ADVISORY ARRANGEMENTS. As noted in the Prospectus, subject to the monitoring of the Manager and, ultimately, the trustees, each Adviser manages the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

    The Advisory Agreements were approved by the board of trustees including a majority of the Trustees who are not parties to such contract or interested persons of any such parties, on June 15, 1995 and was approved by Mitchell Hutchins, as sole shareholder of the Trust on June 19, 1995.

    Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust upon not more than 60 days' written notice. Each Advisory Agreement may be terminated by Mitchell Hutchins or the Adviser upon not more than 120 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

    Under the Advisory Agreements, the Advisers will not be liable for any error or judgment or mistake of law or for any loss suffered by a Portfolio in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisers in the performance of their duties or from reckless disregard of their duties and obligations thereunder. Each Adviser has agreed to its fees as described in the Prospectus and which are generally lower than the fees it charges to institutional accounts for which it serves as investment adviser and performs all administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities it has undertaken with respect to the Portfolio. By virtue of the management, monitoring and administrative functions performed by Mitchell Hutchins, and the fact that Advisers are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, each Adviser serves in a subadvisory capacity to the Portfolio. Subject to the monitoring by the Manager and, ultimately, the board of trustees, each Adviser's responsibilities are limited to managing the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio.

    DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the shares of each Portfolio under a distribution contract with the Trust dated as of June 15, 1995 ("Distribution Contract") that requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Portfolios. Shares of the Portfolios are offered continuously. Under a dealer agreement between Mitchell Hutchins and PaineWebber dated as of June 15, 1995 ("Dealer Agreement"), PaineWebber sells the Portfolios' shares.

                             PORTFOLIO TRANSACTIONS

    Decisions to buy and sell securities for a Portfolio other than PACE Money Market Investments are made by the Adviser, subject to the overall review of the Manager and the board of trustees. Decisions to buy and sell securities for PACE Money Market Investments are made by Mitchell Hutchins, subject to the overall review of the board of trustees. Although investment decisions for the Portfolios are made independently from those of the other accounts managed by the Adviser or Mitchell Hutchins, as applicable, investments of the type that the Portfolio may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by the Adviser or Mitchell

Hutchins, as applicable, are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser or Mitchell Hutchins, as applicable, to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

    Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. OTC markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

    In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its Adviser or Mitchell Hutchins, as applicable, seeks the best overall terms available. In assessing the best overall terms available for any transactions, the Adviser or Mitchell Hutchins, as applicable, will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the amount of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement between the Trust and an Adviser authorizes the Adviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Portfolio's Adviser receiving brokerage and research services. The board of trustees of the Trust will periodically review the commissions paid by a Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. OTC purchases and sales by a Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

    To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the board of trustees has determined that transactions for a Portfolio may be executed through PaineWebber and other affiliated broker-dealers if, in the judgment of the Adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

    No Portfolio will purchase any security, including U.S. government securities or municipal securities, during the existence of any underwriting or selling group relating thereto of which PaineWebber is a member, except to the extent permitted by the SEC.

    A Portfolio may use PaineWebber and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the

Adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

    Research services furnished by dealers or brokers with or through which a Portfolio effects securities transactions may be used by Mitchell Hutchins or an Adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or an Adviser by dealers or brokers in connection with other funds or accounts Mitchell Hutchins or an Adviser advises may be used by Mitchell Hutchins or an Adviser in advising the Portfolios over which Mitchell Hutchins or the Adviser has investment discretion. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins or the Advisers under the Management Agreement and Advisory Agreements.

PORTFOLIO TURNOVER

    PACE Money Market Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. The other Portfolios do not intend to seek profits through short-term trading. Nevertheless, the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

    A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, a Portfolio authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Portfolio's securities that are included in the computation of turnover were replaced once during a period of one year.

    Certain other practices that may be employed by a Portfolio also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another comparable quality purchased at approximately the same time to take advantage of what an Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

    Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio's shares as well as by requirements that enable the Portfolio to receive favorable tax treatment.

                 ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION

    As discussed in the Prospectus, shares of each Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio at their respective net asset values. Portfolio shares, however, are not exchangeable with shares of other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Portfolio temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Portfolio's investment objectives, policies and restrictions.

    If conditions exist that make cash payments undesirable, each Portfolio reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. A Portfolio may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Portfolio to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Portfolio's portfolio at the time.

                              VALUATION OF SHARES

    Each Portfolio determines its net asset value per share as of the close of regular trading (currently 4:00 p.m., eastern time) on the NYSE on each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last available sale price on NASDAQ at 4:00 p.m., eastern time; other OTC securities are valued at the last bid price available prior to valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. It should be recognized that judgment often plays a greater role in valuing non-investment grade debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. All investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Portfolios' custodian. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board of trustees determines that this does not represent fair value.

    Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of a Portfolio's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees. The foreign currency exchange transaction of a Portfolio conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

    PACE Money Market Investments values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 (the "Rule") under the 1940 Act. To use amortized cost to value its portfolio securities, the Portfolio must adhere to certain conditions under the Rule relating to the Portfolio's investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Portfolio might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    The board of trustees of the Trust has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share for PACE Money Market Investments, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for any Portfolio, the board of trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. PACE Money Market Investments will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 13 months (as calculated under the Rule), will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of eligible quality under the Rule and that the Portfolio's Adviser, acting pursuant to the Procedures, determine present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the board will take appropriate action.

    In determining the approximate market value of portfolio investments, each Portfolio may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board of trustees.

                            PERFORMANCE INFORMATION

    Each Portfolio's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in a Portfolio's Performance Advertisements are calculated according to the following formula:

      P(1 + T)n    =     ERV
where:      P      =     a hypothetical initial payment of $1,000 to purchase shares of a
                         Portfolio
            T      =     average annual total return of shares of that Portfolio
            n      =     number of years
            ERV    =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value.

    Each Portfolio also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). A Portfolio calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Portfolio shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.

    YIELD. Yields used in a Portfolio's Performance Advertisements, except for those given for PACE Money Market Investments, are calculated by dividing the Portfolio's interest and dividend income attributable to the Portfolio's shares for a 30-day period ("Period"), net of expenses attributable to such Portfolio, by the average number of shares of such Portfolio entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:

              a - b
  YIELD = 2[( _____ + 1)6 - 1]
                cd

where:  a     =    interest and other income earned during the period attributable to a Portfolio
        b     =    expenses accrued for the Period attributable to a Portfolio (net of reimbursements)
        c     =    the average daily number of shares of a Portfolio outstanding during the period that were entitled to receive dividends
        d     =    the net asset value per share on the last day of the Period

    Except as noted below, in determining interest and dividend income earned during the Period (a variable in the above formula), a Portfolio calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last Business Day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Portfolio, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

    Tax exempt-yield for PACE Municipal Fixed Income Investments is calculated according to the same formula except the variable "a" equals interest exempt from federal income tax earned during the Period. This tax-exempt yield may then be translated into tax-equivalent yield according to the following formula:


  TAX EQUIVALENT YIELD = ( _e__ ) + t
                           1-p

       E     =    tax-exempt yield of the Portfolio
       p     =    stated income tax rate
       t     =    taxable yield of the Portfolio

    The tax-equivalent yield of PACE Municipal Fixed Income Investments assumes a 39.6% effective federal tax rate.

    PACE Money Market Investments computes its yield and effective yield quotations using standardized methods required by the SEC. The Portfolio from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent, and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

  EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] - 1

    Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each Portfolio fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-upon or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Portfolio's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

    OTHER INFORMATION. In Performance Advertisements, each Portfolio may compare its Standardized Return and/or their Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Services ("Wiesenberger"), Investment Company Data, Inc. ("ICD"), or Morningstar Mutual Funds ("Morningstar") or with the performance of appropriate recognized stock and other indices, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, other Wilshire Associates equities indices, Frank Russell Company equity indices, the Morgan Stanley Capital International Perspective Indices, the Salomon Brothers World Government bond indices, the Lehman Brothers Bond indices, Municipal Bond Buyers Indices, 90 day Treasury Bills, 30-year and 10-year U.S. Treasury Bonds and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Portfolio also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a Portfolio and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a Portfolio may also provide additional information with respect to the ranking, such as the particular category to which it relates, the number of funds in the category, the criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

    Each Portfolio may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original Portfolio investment, but also of the additional Portfolio shares received through reinvestment. As a result, the value of the Portfolio investment would increase more quickly than if dividends or other distributions had been paid in cash.

                                     TAXES

    ALL PORTFOLIOS. Each Portfolio is treated as a separate corporation for federal income tax purposes. In order to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and, for certain Portfolios, net gains from certain foreign currency transactions) plus, in the case of PACE Municipal Fixed Income Investments, its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months-- options or futures (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. Proposed legislation would repeal the Short-Short Limitation.

    Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if the distributions are paid by the Portfolio during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

    A portion of the dividends from a Portfolio's investment company taxable income (whether paid in cash or in additional Portfolio shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

    If shares of a Portfolio are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    Dividends and interest received by certain Portfolios may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, the Portfolio would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each Portfolio will report to its shareholders shortly after each taxable year their respective shares of the Portfolio's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

    Each Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

    The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

    If a Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures and forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

    Certain Portfolios may acquire zero coupon Treasury securities, zero coupon securities of corporate issuers, other securities issued with original issue discount ("OID") and payment-in-kind ("PIK") securities. As the holder of such securities, each such Portfolio would have to include in its gross income (1) the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year, and (2) the securities it receives as "interest" on PIK securities. With respect to clause
(1) above, each Portfolio will elect similar treatment for securities purchased at a discount from their face value ("market discount"). Because each Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, in order to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease the Portfolio's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce a Portfolio's ability to sell other securities, or certain options, futures or forward currency contracts, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

    PACE INTERNATIONAL EQUITY INVESTMENTS AND PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Each of these Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of such stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF") then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed by the QEF to the Portfolio; those amounts likely would have to be distributed by the Portfolio to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

    Pursuant to proposed regulations, open-end RICs, such as the Portfolios, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

    PACE MUNICIPAL FIXED INCOME INVESTMENTS. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of this Portfolio because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

    Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Portfolio) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Portfolio still are tax-exempt to the extent described in the Prospectus; they are only included in the calculations of whether a recipient's income exceeds the established amounts.

    If shares of the Portfolio are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

    Although the Portfolio does not currently expect to invest in instruments that generate taxable interest income, if it does so, under the circumstances described in the Prospectus, the portion of any Portfolio dividend attributable to the interest earned thereon will be taxable to the Portfolio's shareholders as ordinary income to the extent of the Portfolio's earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the Portfolio realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

                               OTHER INFORMATION

    The name of the Trust is Managed Accounts Services Portfolio Trust. The Trust is organized as a Delaware business trust. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of shareholders of a Delaware corporation, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the Trust's Trust Instrument disclaims shareholder liability for acts or obligations of the Trust or its Portfolios and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, the Portfolios, the trustees or any of them in connection with the Trust. The Trust Instrument provides for indemnification from a Portfolio's property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

    In the event any of the initial shares of a Portfolio are redeemed during the five-year amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized deferred organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

    COUNSEL. The law firm of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York serves as counsel to the Trust. Willkie Farr & Gallagher also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

    INDEPENDENT AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York, serves as the Trust's independent auditors.

                              FINANCIAL STATEMENTS

    The Trust's unaudited financial statements for the period August 24, 1995 (commencement of operations) to November 30, 1995, and the accompanying notes (unaudited) appearing therein, is a separate document supplied with this Statement of Additional Information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Managed Accounts Services Portfolio Trust

    We have audited each of the accompanying statements of assets and liabilities of Managed Accounts Services Portfolio Trust (comprising, respectively, PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments Portfolios) as of June 16, 1995. These statements of assets and liabilities are the responsibility of the Trust's management. Our responsibility is to express an opinion on these statements of assets and liabilities based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of Managed Accounts Services Portfolio Trust at June 16, 1995 in conformity with generally accepted accounting principles.



New York, New York
June 16, 1995

                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
                         PACE MONEY MARKET INVESTMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 16, 1995

Assets:
    Cash.................................................................   $ 12,000
    Deferred organizational expenses.....................................     94,833
                                                                            --------
        Total assets.....................................................    106,833
                                                                            --------
Liabilities:
    Organizational expenses payable......................................     94,833
                                                                            --------
        Total liabilities................................................     94,833
                                                                            --------
Net Assets (applicable to 12,000 shares of beneficial interest, $0.001
  par value, issued and outstanding).....................................   $ 12,000
                                                                            --------
                                                                            --------
Net asset value per share................................................   $   1.00
                                                                            --------
                                                                            --------

ORGANIZATION

    PACE Money Market Investments (the "Portfolio") is a diversified portfolio of Managed Accounts Services Portfolio Trust (the "Trust"). The Trust is registered with the Securities and Exchange Commission as an open-end management investment company currently composed of twelve separate no-load investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Prior to June 16, 1995, the Trust has had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") of 12,000 shares of beneficial interest of the Portfolio for $12,000.

    Costs incurred and to be incurred in connection with the organization and initial registration of the Trust will be paid initially by Mitchell Hutchins; however, the Trust will reimburse Mitchell Hutchins for such costs. Such organizational cost, estimated at $94,833, and representing the Portfolio's allocation of total organizational costs incurred by the Trust will be deferred and amortized on the straight line method over a period not to exceed 60 months from the date the Trust commences investment operations.

MANAGEMENT AGREEMENT

    The Trust has entered into an Investment Management Agreement (the "Management Agreement") with Mitchell Hutchins. Under the Management Agreement, the Portfolio pays Mitchell Hutchins a fee for its services that is computed daily and paid monthly at the annual rate of 0.15% of the Portfolio's average daily net assets. In addition, the Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at an annual rate of 0.20% of the Portfolio's average daily net assets.

OTHER INFORMATION

    Through the Portfolio's first fiscal year ending July 31, 1996, Mitchell Hutchins will voluntarily reimburse expenses of the Portfolio or waive all or a portion of the fees otherwise payable to them, or both, up to the point which will lower the overall expense ratio of the Portfolio to 0.50% of the Portfolio's average daily net assets.

    Shares of the Portfolio currently are available only to participants in the PaineWebber PACE Program ("PACE Program"). Under the Pace Program, shareholders will pay PaineWebber Incorporated a separate investment advisory fee at an annual rate of up to 1.50% of the value of shares of each of the portfolios of the Trust.

                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
              PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 16, 1995

Assets:
    Cash.................................................................   $  8,000
    Deferred organizational expenses.....................................     94,833
                                                                            --------
        Total assets.....................................................    102,833
                                                                            --------
Liabilities:
    Organizational expenses payable......................................     94,833
                                                                            --------
        Total liabilities................................................     94,833
                                                                            --------
Net Assets (applicable to 667 shares of beneficial interest, $0.001 par
  value, issued and outstanding).........................................   $  8,000
                                                                            --------
                                                                            --------
Net asset value per share................................................   $  12.00
                                                                            --------
                                                                            --------

ORGANIZATION

    PACE Government Securities Fixed Income Investments (the "Portfolio") is a diversified portfolio of Managed Accounts Services Portfolio Trust (the "Trust"). The Trust is registered with the Securities and Exchange Commission as an open-end management investment company currently composed of twelve separate no-load investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Prior to June 16, 1995, the Trust has had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") of 667 shares of beneficial interest of the Portfolio for $8,000.

    Costs incurred and to be incurred in connection with the organization and initial registration of the Trust will be paid initially by Mitchell Hutchins; however, the Trust will reimburse Mitchell Hutchins for such costs. Such organizational costs, estimated at $94,833, and representing the Portfolio's allocation of total organizational costs incurred by the Trust will be deferred and amortized on the straight line method over a period not to exceed 60 months from the date the Trust commences investment operations.

MANAGEMENT AGREEMENTS

    The Trust has entered into an Investment Management Agreement (the "Management Agreement") with Mitchell Hutchins. Under the Management Agreement, the Portfolio pays Mitchell Hutchins a fee for its services that is computed daily and paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. In addition, the Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at the annual rate of 0.20% of the Portfolio's average daily net assets.

    Under a separate Sub-Advisory Agreement, between Mitchell Hutchins and Pacific Investment Management Company (the "Sub-Adviser"), Mitchell Hutchins (not the Portfolio) pays the Sub-Adviser a fee at the annual rate of 0.25% of the Portfolio's average daily net assets.

OTHER INFORMATION

    Through the Portfolio's first fiscal year ending July 31, 1996, Mitchell Hutchins will voluntarily reimburse expenses of the Portfolio or waive all or a portion of the fees otherwise payable to them, or both, up to the point which will lower the overall expense ratio of the Portfolio to 0.85% of the Portfolio's average daily net assets.

    Shares of the Portfolio currently are available only to participants in the PaineWebber PACE Program ("PACE Program"). Under the PACE Program, shareholders will pay PaineWebber Incorporated a separate investment advisory fee at an annual rate of up to 1.50% of the value of shares of each of the portfolios of the Trust.

                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
                   PACE INTERMEDIATE FIXED INCOME INVESTMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 16, 1995

Assets:
    Cash.................................................................   $  8,000
    Deferred organizational expenses.....................................     94,833
                                                                            --------
        Total assets.....................................................    102,833
                                                                            --------
Liabilities:
    Organizational expenses payable......................................     94,833
                                                                            --------
        Total liabilities................................................     94,833
                                                                            --------
Net Assets (applicable to 667 shares of beneficial interest, $0.001 par
  value, issued and outstanding).........................................   $  8,000
                                                                            --------
                                                                            --------
Net asset value per share................................................   $  12.00
                                                                            --------
                                                                            --------

ORGANIZATION

    PACE Intermediate Fixed Income Investments (the "Portfolio") is a non-diversified portfolio of Managed Accounts Services Portfolio Trust (the "Trust"). The Trust is registered with the Securities and Exchange Commission as an open-end management investment company currently composed of twelve separate no-load investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Prior to June 16, 1995, the Trust has had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") of 667 shares of beneficial interest of the Portfolio for $8,000.

    Costs incurred and to be incurred in connection with the organization and initial registration of the Trust will be paid initially by Mitchell Hutchins; however, the Trust will reimburse Mitchell Hutchins for such costs. Such organizational costs, estimated at $94,833, and representing the Portfolio's allocation of total organizational costs incurred by the Trust will be deferred and amortized on the straight line method over a period not to exceed 60 months from the date the Trust commences investment operations.

MANAGEMENT AGREEMENTS

    The Trust has entered into an Investment Management Agreement (the "Management Agreement") with Mitchell Hutchins. Under the Management Agreement, the Portfolio pays Mitchell Hutchins a fee for its services that is computed daily and paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. In addition, the Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at the annual rate of 0.20% of the Portfolio's average daily net assets.

    Under a separate Sub-Advisory Agreement between Mitchell Hutchins and Pacific Income Advisers, Inc. (the "Sub-Adviser"), Mitchell Hutchins (not the Portfolio) pays the Sub-Adviser a fee at the annual rate of 0.20% of the Portfolio's average daily net assets.

OTHER INFORMATION

    Through the Portfolio's first fiscal year ending July 31, 1996, Mitchell Hutchins will voluntarily reimburse expenses of the Portfolio or waive all or a portion of the fees otherwise payable to them, or both, up to the point which will lower the overall expense ratio of the Portfolio to 0.85% of the Portfolio's average daily net assets.

    Shares of the Portfolio currently are available only to participants in the PaineWebber PACE Program ("PACE Program"). Under the PACE Program, shareholders will pay PaineWebber Incorporated a separate investment advisory fee at an annual rate of up to 1.50% of the value of shares of each of the portfolios of the Trust.

                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
                    PACE STRATEGIC FIXED INCOME INVESTMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 16, 1995

Assets:
    Cash.................................................................   $  8,000
    Deferred organizational expenses.....................................     94,833
                                                                            --------
        Total assets.....................................................    102,833
                                                                            --------
Liabilities:
    Organizational expenses payable......................................     94,833
                                                                            --------
        Total liabilities................................................     94,833
                                                                            --------
Net Assets (applicable to 667 shares of beneficial interest, $0.001 par
  value, issued and outstanding).........................................   $  8,000
                                                                            --------
                                                                            --------
Net asset value per share................................................   $  12.00
                                                                            --------
                                                                            --------

ORGANIZATION

    PACE Strategic Fixed Income Investments (the "Portfolio") is a diversified portfolio of Managed Accounts Services Portfolio Trust (the "Trust"). The Trust is registered with the Securities and Exchange Commission as an open-end management investment company currently composed of twelve separate no-load investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Prior to June 16, 1995, the Trust has had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") of 667 shares of beneficial interest of the Portfolio for $8,000.

    Costs incurred and to be incurred in connection with the organization and initial registration of the Trust will be paid initially by Mitchell Hutchins; however, the Trust will reimburse Mitchell Hutchins for such costs. Such organizational costs, estimated at $94,833, and representing the Portfolio's allocation of total organizational costs incurred by the Trust will be deferred and amortized on the straight line method over a period not to exceed 60 months from the date the Trust commences investment operations.

MANAGEMENT AGREEMENTS

    The Trust has entered into an Investment Management Agreement (the "Management Agreement") with Mitchell Hutchins. Under the Management Agreement, the Portfolio pays Mitchell Hutchins a fee for its services that is computed daily and paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. In addition, the Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at the annual rate of 0.20% of the Portfolio's average daily net assets.

    Under a separate Sub-Advisory Agreement between Mitchell Hutchins and Pacific Investment Management Company (the "Sub-Adviser"), Mitchell Hutchins (not the Portfolio) pays the Sub-Adviser a fee at the annual rate of 0.25% of the Portfolio's average daily net assets.

OTHER INFORMATION

    Through the Portfolio's first fiscal year ending July 31, 1996, Mitchell Hutchins will voluntarily reimburse expenses of the Portfolio or waive all or a portion of the fees otherwise payable to them, or both, up to the point which will lower the overall expense ratio of the Portfolio to 0.85% of the Portfolio's average daily net assets.

    Shares of the Portfolio currently are available only to participants in the PaineWebber PACE Program ("PACE Program"). Under the PACE Program, shareholders will pay PaineWebber Incorporated a separate investment advisory fee at an annual rate of up to 1.50% of the value of shares of each of the portfolios of the Trust.

                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
                    PACE MUNICIPAL FIXED INCOME INVESTMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 16, 1995

Assets:
    Cash.................................................................   $  8,000
    Deferred organizational expenses.....................................     94,833
                                                                            --------
        Total assets.....................................................    102,833
                                                                            --------
Liabilities:
    Organizational expenses payable......................................     94,833
                                                                            --------
        Total liabilities................................................     94,833
                                                                            --------
Net Assets (applicable to 667 shares of beneficial interest, $0.001 par
  value, issued and outstanding).........................................   $  8,000
                                                                            --------
                                                                            --------
Net asset value per share................................................   $  12.00
                                                                            --------
                                                                            --------

ORGANIZATION

    PACE Municipal Fixed Income Investments (the "Portfolio") is a diversified portfolio of Managed Accounts Services Portfolio Trust (the "Trust"). The Trust is registered with the Securities and Exchange Commission as an open-end management investment company currently composed of twelve separate no-load investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Prior to June 16, 1995, the Trust has had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") of 667 shares of beneficial interest of the Portfolio for $8,000.

    Costs incurred and to be incurred in connection with the organization and initial registration of the Trust will be paid initially by Mitchell Hutchins; however, the Trust will reimburse Mitchell Hutchins for such costs. Such organizational costs, estimated at $94,833, and representing the Portfolio's allocation of total organizational costs incurred by the Trust will be deferred and amortized on the straight line method over a period not to exceed 60 months from the date the Trust commences investment operations.

MANAGEMENT AGREEMENTS

    The Trust has entered into an Investment Management Agreement (the "Management Agreement") with Mitchell Hutchins. Under the Management Agreement, the Portfolio pays Mitchell Hutchins a fee for its services that is computed daily and paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. In addition, the Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at the annual rate of 0.20% of the Portfolio's average daily net assets.

    Under a separate Sub-Advisory Agreement between Mitchell Hutchins and Morgan Grenfell Capital Management, Incorporated (the "Sub-Adviser"), Mitchell Hutchins (not the Portfolio) pays the Sub-Adviser a fee at the annual rate of 0.20% of the Portfolio's average daily net assets.

OTHER INFORMATION

    Through the Portfolio's first fiscal year ending July 31, 1996, Mitchell Hutchins will voluntarily reimburse expenses of the Portfolio or waive all or a portion of the fees otherwise payable to them, or both, up to the point which will lower the overall expense ratio of the Portfolio to 0.85% of the Portfolio's average daily net assets.

    Shares of the Portfolio currently are available only to participants in the PaineWebber PACE Program ("PACE Program"). Under the Pace Program, shareholders will pay PaineWebber Incorporated a separate investment advisory fee at an annual rate of up to 1.50% of the value of shares of each of the portfolios of the Trust.

                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
                      PACE GLOBAL FIXED INCOME INVESTMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 16, 1995

Assets:
    Cash.................................................................   $  8,000
    Deferred organizational expenses.....................................     94,833
                                                                            --------
        Total assets.....................................................    102,833
                                                                            --------
Liabilities:
    Organizational expenses payable......................................     94,833
                                                                            --------
        Total liabilities................................................     94,833
                                                                            --------
Net Assets (applicable to 667 shares of beneficial interest, $0.001 par
  value, issued and outstanding).........................................   $  8,000
                                                                            --------
                                                                            --------
Net asset value per share................................................   $  12.00
                                                                            --------
                                                                            --------

ORGANIZATION

    PACE Global Fixed Income Investments (the "Portfolio") is a non-diversified portfolio of Managed Accounts Services Portfolio Trust (the "Trust"). The Trust is registered with the Securities and Exchange Commission as an open-end management investment company currently composed of twelve separate no-load investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Prior to June 16, 1995, the Trust has had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") of 667 shares of beneficial interest of the Portfolio for $8,000.

    Costs incurred and to be incurred in connection with the organization and initial registration of the Trust will be paid initially by Mitchell Hutchins; however, the Trust will reimburse Mitchell Hutchins for such costs. Such organizational costs, estimated at $94,833, and representing the Portfolio's allocation of total organizational costs incurred by the Trust will be deferred and amortized on the straight line method over a period not to exceed 60 months from the date the Trust commences investment operations.

MANAGEMENT AGREEMENTS

    The Trust has entered into an Investment Management Agreement (the "Management Agreement") with Mitchell Hutchins. Under the Management Agreement, the Portfolio pays Mitchell Hutchins a fee for its services that is computed daily and paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. In addition, the Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at the annual rate of 0.20% of the Portfolio's average daily net assets.

    Under a separate Sub-Advisory Agreement between Mitchell Hutchins and Rogge Global Partners plc (the "Sub-Adviser"), Mitchell Hutchins (not the Portfolio) pays the Sub-Adviser a fee at the annual rate of 0.35% of the Portfolio's average daily net assets.

OTHER INFORMATION

    Through the Portfolio's first fiscal year ending July 31, 1996, Mitchell Hutchins will voluntarily reimburse expenses of the Portfolio or waive all or a portion of the fees otherwise payable to them, or both, up to the point which will lower the overall expense ratio of the Portfolio to 0.95% of the Portfolio's average daily net assets.

    Shares of the Portfolio currently are available only to participants in the PaineWebber PACE Program ("PACE Program"). Under the PACE Program, Shareholders will pay PaineWebber Incorporated a separate investment advisory fee at an annual rate of up to 1.50% of the value of shares of each of the portfolios of the Trust.

                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
                  PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 16, 1995

Assets:
    Cash.................................................................   $  8,000
    Deferred organizational expenses.....................................     94,833
                                                                            --------
        Total assets.....................................................    102,833
                                                                            --------
Liabilities:
    Organizational expenses payable......................................     94,833
                                                                            --------
        Total liabilities................................................     94,833
                                                                            --------
Net Assets (applicable to 667 shares of beneficial interest, $0.001 par
  value, issued and outstanding).........................................   $  8,000
                                                                            --------
                                                                            --------
Net asset value per share................................................   $  12.00
                                                                            --------
                                                                            --------

ORGANIZATION

    PACE Large Company Value Equity Investments (the "Portfolio") is a diversified portfolio of Managed Accounts Services Portfolio Trust (the "Trust"). The Trust is registered with the Securities and Exchange Commission as an open-end management investment company currently composed of twelve separate no-load investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Prior to June 16, 1995, the Trust has had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") of 667 shares of beneficial interest of the Portfolio for $8,000.

    Costs incurred and to be incurred in connection with the organization and initial registration of the Trust will be paid initially by Mitchell Hutchins; however, the Trust will reimburse Mitchell Hutchins for such costs. Such organizational costs, estimated at $94,833, and representing the Portfolio's allocation of total organizational costs incurred by the Trust will be deferred and amortized on the straight line method over a period not to exceed 60 months from the date the Trust commences investment operations.

MANAGEMENT AGREEMENTS

    The Trust has entered into an Investment Management Agreement (the "Management Agreement") with Mitchell Hutchins. Under the Management Agreement, the Portfolio pays Mitchell Hutchins a fee for its services that is computed daily and paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. In addition, the Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at the annual rate of 0.20% of the Portfolio's average daily net assets.

    Under a separate Sub-Advisory Agreement between Mitchell Hutchins and Brinson Partners, Inc. (the "Sub-Adviser"), Mitchell Hutchins (not the Portfolio) pays the Sub-Adviser a fee at the annual rate of 0.30% of the Portfolio's average daily net assets.

OTHER INFORMATION

    Through the Portfolio's first fiscal year ending July 31, 1996, Mitchell Hutchins will voluntarily reimburse expenses of the Portfolio or waive all or a portion of the fees otherwise payable to them, or both, up to the point which will lower the overall expense ratio of the Portfolio to 1.00% of the Portfolio's average daily net assets.

    Shares of the Portfolio currently are available only to participants in the PaineWebber PACE Program ("PACE Program"). Under the PACE Program, shareholders will pay PaineWebber Incorporated a separate investment advisory fee at an annual rate of up to 1.50% of the value of shares of each of the portfolios of the Trust.

                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
                  PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 16, 1995

Assets:
    Cash.................................................................   $  8,000
    Deferred organizational expenses.....................................     94,833
                                                                            --------
        Total assets.....................................................    102,833
                                                                            --------
Liabilities:
    Organizational expenses payable......................................     94,833
                                                                            --------
        Total liabilities................................................     94,833
                                                                            --------
Net Assets (applicable to 667 shares of beneficial interest, $0.001 par
  value, issued and outstanding).........................................   $  8,000
                                                                            --------
                                                                            --------
Net asset value per share................................................   $  12.00
                                                                            --------
                                                                            --------

ORGANIZATION

    PACE Large Company Growth Equity Investments (the "Portfolio") is a diversified portfolio of Managed Accounts Services Portfolio Trust (the "Trust"). The Trust is registered with the Securities and Exchange Commission as an open-end management investment company currently composed of twelve separate no-load investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Prior to June 16, 1995, the Trust has had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") of 667 shares of beneficial interest of the Portfolio for $8,000.

    Costs incurred and to be incurred in connection with the organization and initial registration of the Trust will be paid initially by Mitchell Hutchins; however, the Trust will reimburse Mitchell Hutchins for such costs. Such organizational costs, estimated at $94,833, and representing the Portfolio's allocation of total organizational costs incurred by the Trust will be deferred and amortized on the straight line method over a period not to exceed 60 months from the date the Trust commences investment operations.

MANAGEMENT AGREEMENTS

    The Trust has entered into an Investment Management Agreement (the "Management Agreement") with Mitchell Hutchins. Under the Management Agreement, the Portfolio pays Mitchell Hutchins a fee for its services that is computed daily and paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. In addition, the Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at the annual rate of 0.20% of the Portfolio's average daily net assets.

    Under a separate Sub-Advisory Agreement between Mitchell Hutchins and Chancellor Capital Management, Inc. (the "Sub-Adviser"), Mitchell Hutchins (not the Portfolio) pays the Sub-Adviser a fee at the annual rate of 0.30% of the Portfolio's average daily net assets.

OTHER INFORMATION

    Through the Portfolio's first fiscal year ending July 31, 1996, Mitchell Hutchins will voluntarily reimburse expenses of the Portfolio or waive all or a portion of the fees otherwise payable to them, or both, up to the point which will lower the overall expense ratio of the Portfolio to 1.00% of the Portfolio's average daily net assets.

    Shares of the Portfolio currently are available only to participants in the PaineWebber PACE Program ("PACE Program"). Under the PACE Program, shareholders will pay PaineWebber Incorporated a separate investment advisory fee at an annual rate of up to 1.50% of the value of shares of each of the portfolios of the Trust.

                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
               PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 16, 1995

Assets:
    Cash.................................................................   $  8,000
    Deferred organizational expenses.....................................     94,833
                                                                            --------
        Total assets.....................................................    102,833
                                                                            --------
Liabilities:
    Organizational expenses payable......................................     94,833
                                                                            --------
        Total liabilities................................................     94,833
                                                                            --------
Net Assets (applicable to 667 shares of beneficial interest, $0.001 par
  value, issued and outstanding).........................................   $  8,000
                                                                            --------
                                                                            --------
Net asset value per share................................................   $  12.00
                                                                            --------
                                                                            --------

ORGANIZATION

    PACE Small/Medium Company Value Equity Investments (the "Portfolio") is a diversified portfolio of Managed Accounts Services Portfolio Trust (the "Trust"). The Trust is registered with the Securities and Exchange Commission as an open-end management investment company currently composed of twelve separate no-load investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Prior to June 16, 1995, the Trust has had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") of 667 shares of beneficial interest of the Portfolio for $8,000.

    Costs incurred and to be incurred in connection with the organization and initial registration of the Trust will be paid initially by Mitchell Hutchins; however, the Trust will reimburse Mitchell Hutchins for such costs. Such organizational costs, estimated at $94,833, and representing the Portfolio's allocation of total organizational costs incurred by the Trust will be deferred and amortized on the straight line method over a period not to exceed 60 months from the date the Trust commences investment operations.

MANAGEMENT AGREEMENTS

    The Trust has entered into an Investment Management Agreement (the "Management Agreement") with Mitchell Hutchins. Under the Management Agreement, the Portfolio pays Mitchell Hutchins a fee for its services that is computed daily and paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. In addition, the Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at the annual rate of 0.20% of the Portfolio's average daily net assets.

    Under a separate Sub-Advisory Agreement between Mitchell Hutchins and Brandywine Asset Management, Inc. (the "Sub-Adviser"), Mitchell Hutchins (not the Portfolio) pays the Sub-Adviser a fee at the annual rate of 0.30% of the Portfolio's average daily net assets.

OTHER INFORMATION

    Through the Portfolio's first fiscal year ending July 31, 1996, Mitchell Hutchins will voluntarily reimburse expenses of the Portfolio or waive all or a portion of the fees otherwise payable to them, or both, up to the point which will lower the overall expense ratio of the Portfolio to 1.00% of the Portfolio's average daily net assets.

    Shares of the Portfolio currently are available only to participants in the PaineWebber PACE Program ("PACE Program"). Under the PACE Program, shareholders will pay PaineWebber Incorporated a separate investment advisory fee at an annual rate of up to 1.50% of the value of shares of each of the portfolios of the Trust.

                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
              PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 16, 1995

Assets:
    Cash.................................................................   $  8,000
    Deferred organizational expenses.....................................     94,833
                                                                            --------
        Total assets.....................................................    102,833
                                                                            --------
Liabilities:
    Organizational expenses payable......................................     94,833
                                                                            --------
        Total liabilities................................................     94,833
                                                                            --------
Net Assets (applicable to 667 shares of beneficial interest, $0.001 par
  value, issued and outstanding).........................................   $  8,000
                                                                            --------
                                                                            --------
Net asset value per share................................................   $  12.00
                                                                            --------
                                                                            --------

ORGANIZATION

    PACE Small/Medium Company Growth Equity Investments (the "Portfolio") is a diversified portfolio of Managed Accounts Services Portfolio Trust (the "Trust"). The Trust is registered with the Securities and Exchange Commission as an open-end management investment company currently composed of twelve separate no-load investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Prior to June 16, 1995, the Trust has had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") of 667 shares of beneficial interest of the Portfolio for $8,000.

    Costs incurred and to be incurred in connection with the organization and initial registration of the Trust will be paid initially by Mitchell Hutchins; however, the Trust will reimburse Mitchell Hutchins for such costs. Such organizational costs, estimated at $94,833, and representing the Portfolio's allocation of total organizational costs incurred by the Trust will be deferred and amortized on the straight line method over a period not to exceed 60 months from the date the Trust commences investment operations.

MANAGEMENT AGREEMENTS

    The Trust has entered into an Investment Management Agreement (the "Management Agreement") with Mitchell Hutchins. Under the Management Agreement, the Portfolio pays Mitchell Hutchins a fee for its services that is computed daily and paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. In addition, the Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at the annual rate of 0.20% of the Portfolio's average daily net assets.

    Under a separate Sub-Advisory Agreement between Mitchell Hutchins and Westfield Capital Management Company, Inc. (the "Sub-Adviser"), Mitchell Hutchins (not the Portfolio) pays the Sub-Adviser a fee at the annual rate of 0.30% of the Portfolio's average daily net assets.

OTHER INFORMATION

    Through the Portfolio's first fiscal year ending July 31, 1996, Mitchell Hutchins will voluntarily reimburse expenses of the Portfolio or waive all or a portion of the fees otherwise payable to them, or both, up to the point which will lower the overall expense ratio of the Portfolio to 1.00% of the Portfolio's average daily net assets.

    Shares of the Portfolio currently are available only to participants in the PaineWebber PACE Program ("PACE Program"). Under the PACE Program, Shareholders will pay PaineWebber Incorporated a separate investment advisory fee at an annual rate of up to 1.50% of the value of shares of each of the portfolio of the Trust.

                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
                     PACE INTERNATIONAL EQUITY INVESTMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 16, 1995

Assets:
    Cash.................................................................   $  8,000
    Deferred organizational expenses.....................................     94,833
                                                                            --------
        Total assets.....................................................    102,833
                                                                            --------
Liabilities:
    Organizational expenses payable......................................     94,833
                                                                            --------
        Total liabilities................................................     94,833
                                                                            --------
Net Assets (applicable to 667 shares of beneficial interest, $0.001 per
  value, issued and outstanding).........................................   $  8,000
                                                                            --------
                                                                            --------
Net asset value per share................................................   $  12.00
                                                                            --------
                                                                            --------

ORGANIZATION

    PACE International Equity Investments (the "Portfolio") is a diversified portfolio of Managed Accounts Services Portfolio Trust (the "Trust"). The Trust is registered with the Securities and Exchange Commission as an open-end management investment company currently composed of twelve separate no-load investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Prior to June 16, 1995, the Trust has had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") of 667 shares of beneficial interest of the Portfolio for $8,000.

    Costs incurred and to be incurred in connection with the organization and initial registration of the Trust will be paid initially by Mitchell Hutchins; however, the Trust will reimburse Mitchell Hutchins for such costs. Such organizational costs, estimated at $94,833, and representing the Portfolio's allocation of total organizational costs incurred by the Trust will be deferred and amortized on the straight line method over a period not to exceed 60 months from the date the Trust commences investment operations.

MANAGEMENT AGREEMENTS

    The Trust has entered into an Investment Management Agreement (the "Management Agreement") with Mitchell Hutchins. Under the Management Agreement, the Portfolio pays Mitchell Hutchins a fee for its services that is computed daily and paid monthly at the annual rate of 0.70% of the Portfolio's average daily net assets. In addition, the Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at the annual rate of 0.20% of the Portfolio's average daily net assets.

    Under a separate Sub-Advisory Agreement between Mitchell Hutchins and Martin Currie Inc. (the "Sub-Adviser"), Mitchell Hutchins (not the Portfolio) pays the Sub-Adviser a fee at the annual rate of 0.40% of the Portfolio's average daily net assets.

OTHER INFORMATION

    Through the Portfolio's first fiscal year ending July 31, 1996, Mitchell Hutchins will voluntarily reimburse expenses of the Portfolio or waive all or a portion of the fees otherwise payable to them, or both, up to the point which will lower the overall expense ratio of the Portfolio to 1.50% of the Portfolio's average daily net assets.

    Shares of the Portfolio currently are available only to participants in the PaineWebber PACE Program ("PACE Program"). Under the PACE Program, Shareholders will pay PaineWebber Incorporated a separate investment advisory fee at an annual rate of up to 1.50% of the value of shares of each of the portfolios of the Trust.

                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
             PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 16, 1995

Assets:
    Cash.................................................................   $  8,000
    Deferred organizational expenses.....................................     94,833
                                                                            --------
        Total assets.....................................................    102,833
                                                                            --------
Liabilities:
    Organizational expenses payable......................................     94,833
                                                                            --------
        Total liabilities................................................     94,833
                                                                            --------
Net Assets (applicable to 667 shares of beneficial interest, $0.001 par
  value, issued and outstanding).........................................   $  8,000
                                                                            --------
                                                                            --------
Net asset value per share................................................   $  12.00
                                                                            --------
                                                                            --------

ORGANIZATION

    PACE International Emerging Markets Equity Investments (the "Portfolio") is a diversified portfolio of Managed Accounts Services Portfolio Trust (the "Trust"). The Trust is registered with the Securities and Exchange Commission as an open-end management investment company currently composed of twelve separate no-load investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Prior to June 16, 1995, the Trust has had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") of 667 shares of beneficial interest of the Portfolio for $8,000.

    Costs incurred and to be incurred in connection with the organization and initial registration of the Trust will be paid initially by Mitchell Hutchins; however, the Trust will reimburse Mitchell Hutchins for such costs. Such organizational costs, estimated at $94,833, and representing the Portfolio's allocation of total organizational costs incurred by the Trust will be deferred and amortized on the straight line method over a period not to exceed 60 months from the date the Trust commences investment operations.

MANAGEMENT AGREEMENTS

    The Trust has entered into an Investment Management Agreement (the "Management Agreement") with Mitchell Hutchins. Under the Management Agreement, the Portfolio pays Mitchell Hutchins a fee for its services that is computed daily and paid monthly at the annual rate of 0.90% of the Portfolio's average daily net assets. In addition, the Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at the annual rate of 0.20% of the Portfolio's average daily net assets.

    Under a separate Sub-Advisory Agreement between Mitchell Hutchins and Schroder Capital Management International Inc. (the "Sub-Adviser"), Mitchell Hutchins (not the Portfolio) pays the Sub-Adviser a fee at the annual rate of 0.50% of the Portfolio's average daily net assets.

OTHER INFORMATION

    Through the Portfolio's first fiscal year ending July 31, 1996, Mitchell Hutchins will voluntarily reimburse expenses of the Portfolio or waive all or a portion of the fees otherwise payable to them, or both, up to the point which will lower the overall expense ratio of the Portfolio to 1.50% of the Portfolio's average daily net assets.

    Shares of the Portfolio currently are available only to participants in the PaineWebber PACE Program ("PACE Program"). Under the PACE Program, Shareholders will pay PaineWebber Incorporated a separate investment advisory fee at an annual rate of up to 1.50% of the value of shares of each of the portfolio of the Trust.

                                    APPENDIX

DESCRIPTION OF MOODY'S LONG-TERM DEBT RATINGS

    AAA. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than the "Aaa" securities; A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

    AAA. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B. Debt rated "BB" and "B" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the least degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating;
B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

    NR indicates that no public rating has been requested, that there is insufficient information in which to base a rating or that S&P does not rate a particular type of obligation as matter of policy.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

    "AAA". An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks; "aa". An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future; "a". An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are nevertheless expected to be maintained at adequate levels; "baa". An issue which is rated "baa" is considered to be medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time; "ba". An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class; "b". An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small; "caa". An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments; "ca". An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments; "c". This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P PREFERRED STOCK RATINGS

    "AAA". This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. "AA". A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA"; "A". An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions; "BBB". An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category; "BB", "B", "CCC". Preferred stocks rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

    PRIME-1. Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. PRIME-2. Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

    A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1". A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

DESCRIPTION OF MOODY'S FOUR HIGHEST MUNICIPAL BOND RATINGS

    AAA. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

    A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P FOUR HIGHEST MUNICIPAL BOND RATINGS

    AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

    A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

    BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

DESCRIPTION OF MOODY'S HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

    Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG" or, for variable or floating rate obligations, "VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

        MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing or both.

        MIG-2/VMIG-2. Loans bearing this designation are of high quality, with margins of protection that are ample although not so large as in the preceding group.

DESCRIPTION OF S&P RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS

    S&P TAX EXEMPT NOTE RATINGS ARE GENERALLY GIVEN TO SUCH NOTES THAT MATURE IN THREE YEARS OR LESS. THE TWO HIGHER RATING CATEGORIES ARE AS FOLLOWS:

        SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

        SP-2. Satisfactory capacity to pay principal and interest.

                                                MANAGED ACCOUNTS SERVICES
                                                PORTFOLIO TRUST
NO PERSON HAS BEEN AUTHORIZED TO
GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN
THE PROSPECTUS OR IN THIS STATEMENT             PAINEWEBBER
OF ADDITIONAL INFORMATION IN
CONNECTION WITH THE OFFERING MADE               PACESM
BY THE PROSPECTUS AND, IF GIVEN
OR MADE, SUCH INFORMATION OR                    --------------------------------
REPRESENTATIONS MUST NOT BE
RELIED UPON AS HAVING BEEN AUTHORIZED
BY THE PORTFOLIOS OR THEIR DISTRIBUTOR.         STATEMENT OF ADDITIONAL
THE PROSPECTUS AND THIS STATEMENT OF
ADDITIONAL INFORMATION DO NOT                   INFORMATION
CONSTITUTE AN OFFERING BY THE
PORTFOLIOS OR BY THE DISTRIBUTOR
IN ANY JURISDICTION IN WHICH
SUCH OFFERING MAY NOT LAWFULLY
BE MADE.

          -------------------

           TABLE OF CONTENTS                                   FEBRUARY 23, 1996

                                  PAGE
                                  ----
INVESTMENT POLICIES AND                         --------------------------------
  RESTRICTIONS.................     1
HEDGING AND RELATED
  STRATEGIES...................    16
TRUSTEES AND OFFICERS..........    28
INVESTMENT MANAGEMENT,
ADVISORY AND DISTRIBUTION
  ARRANGEMENTS.................    33
PORTFOLIO TRANSACTIONS.........    35
ADDITIONAL EXCHANGE AND
  REDEMPTION INFORMATION.......    38
VALUATION OF SHARES............    38
PERFORMANCE INFORMATION........    40
TAXES..........................    42
OTHER INFORMATION..............    46
FINANCIAL STATEMENTS...........    46
APPENDIX.......................    72





[LOGO]      Recycled Paper
(C) 1996 PaineWebber Incorporated




                                                PAINEWEBBER

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
Portfolios of Investments
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------
PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                       MATURITY             INTEREST
  (000)                                                        DATES                RATES             VALUE
---------                                               --------------------    --------------      ----------
BANK NOTES--7.86%
DOMESTIC--7.86%
 $    50    Bank of America Illinois..................        03/14/96              5.700%          $   50,000
     150    Huntington National Bank..................        11/13/96              5.820*             149,986
     125    NationsBank of Texas, N.A.................        05/21/96              5.610              125,000
                                                                                                    ----------
                                                                                                       324,986
Total Bank Notes (cost--$324,986).....................
                                                                                                    ----------
CERTIFICATES OF DEPOSIT--4.84%
DOMESTIC--4.84%
     100    Bank One Milwaukee N.A....................        12/28/95              5.730               99,998
     100    NBD Bank N.A..............................        12/08/95              5.750              100,000
                                                                                                    ----------
                                                                                                       199,998
Total Certificates of Deposit (cost--$199,998)........
                                                                                                    ----------
COMMERCIAL PAPER--82.04%
ASSET-BACKED--0.96%
      40    Preferred Receivables Funding
            Corporation...............................        01/10/96              5.600               39,751
                                                                                                    ----------
AUTO/TRUCK--7.79%
     175    Ford Motor Credit Corporation ............        01/11/96              5.750              173,854
     150    PACCAR Financial Corporation .............        02/12/96              5.650              148,281
                                                                                                    ----------
                                                                                                       322,135
                                                                                                    ----------
BANKING--19.10%
     150    ABN-Amro North America Finance
            Incorporated..............................        04/25/96              5.500              146,654
     100    Bankers Trust New York Corporation........        02/29/96              5.690               98,578
     150    Cregem North America Incorporated.........        01/22/96              5.700              148,765
      40    Indosuez North America Incorporated.......        01/10/96              5.620               39,750
     175    MPS U.S. Commercial Paper Corporation.....  12/05/95 to 02/23/96    5.690 to 5.700         173,309
     185    Societe Generale..........................        02/20/96              5.640              182,652
                                                                                                    ----------
                                                                                                       789,708
                                                                                                    ----------
BROKER/DEALER--20.31%
     100    Bear Stearns Companies Incorporated ......        05/10/96              5.520               97,531
     200    Dean Witter, Discover & Company ..........        02/12/96              5.700              197,688
     150    Goldman Sachs Group L.P. .................        04/09/96              5.600              146,967
     100    Merrill Lynch & Co., Incorporated ........        01/31/96              5.760               99,024
     150    Morgan Stanley Group Incorporated ........  01/22/96 to 01/23/96    5.650 to 5.720         148,750
     150    Nomura Holding America Incorporated ......        12/01/95              5.930              150,000
                                                                                                    ----------
                                                                                                       839,960
                                                                                                    ----------
DRUGS & HEALTHCARE--10.50%
     175    A.H. Robins Company Incorporated..........        12/14/95              5.760              174,636
     162    Bausch & Lomb Incorporated ...............        12/21/95              5.850              161,474
     100    Lilly (Eli) & Company ....................        04/04/96              5.650               98,038
                                                                                                    ----------
                                                                                                       434,148
                                                                                                    ----------

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                       MATURITY             INTEREST
  (000)                                                        DATES                RATES             VALUE
---------                                               --------------------    --------------      ----------
COMMERCIAL PAPER--(CONCLUDED)
FINANCE-CONDUIT--7.79%
 $   100    Commerzbank U.S. Finance Incorporated.....        02/21/96              5.650%          $   98,713
      50    Compagnie Bancaire USA Finance
            Corporation...............................        12/04/95              5.700               49,976
     175    Svenska Handelsbanken Incorporated .......  01/05/96 to 02/06/96    5.700 to 5.730         173,647
                                                                                                    ----------
                                                                                                       322,336
                                                                                                    ----------
FINANCE EQUIPMENT--2.41%
     100    AT&T Capital Corporation..................        12/20/95              5.720               99,698
                                                                                                    ----------
FINANCE SUBSIDIARY--3.60%
     150    National Australia Funding, (DE)
            Incorporated .............................        01/12/96              5.730              148,997
                                                                                                    ----------
OIL EQUIPMENT & SERVICES--3.60%
     150    Colonial Pipeline Company.................        01/18/96              5.730              148,854
                                                                                                    ----------
RETAIL-MERCHANDISE--3.62%
     150    Penney (J.C.) Funding Corporation ........        12/18/95              5.720              149,595
                                                                                                    ----------
UTILITY TELEPHONE--2.36%
     100    AT&T Corporation..........................        05/10/96              5.470               97,554
                                                                                                    ----------

Total Commercial Paper (cost--$3,392,736).............                                               3,392,736
                                                                                                    ----------
SHORT-TERM CORPORATE OBLIGATIONS--3.37%
BANKING--1.20%
      50    NationsBank Corporation...................        08/15/96              4.750               49,650
                                                                                                    ----------
BROKER/DEALER--0.96%
      40    Merrill Lynch & Co., Incorporated.........        09/03/96              5.870*              40,000
                                                                                                    ----------
BUSINESS SERVICES--1.21%
      50    PHH Corporation...........................        09/16/96              5.700*              49,981
                                                                                                    ----------

Total Short-Term Corporate Obligations
(cost--$139,631)......................................                                                 139,631
                                                                                                    ----------
REPURCHASE AGREEMENT--0.24%
      10    Repurchase Agreement dated 11/30/95 with
             State Street Bank & Trust Company,
             collateralized by $9,966 U.S. Treasury
             Notes, 6.000%, due 08/31/97; proceeds:
            $10,001 (cost--$10,000)...................        12/01/95              5.250               10,000
                                                                                                    ----------
Total Investments (cost--$4,067,351)--98.35%..........                                               4,067,351
Other assets in excess of liabilities--1.65%..........                                                  68,251
                                                                                                    ----------
Net Assets--100.00%...................................                                              $4,135,602
                                                                                                    ----------
                                                                                                    ----------

------------
* Variable rate securities- maturity date reflects earlier of reset date or maturity date. Interest rates shown are the current rates as of November 30, 1995 and reset periodically.

                       Weighted average maturity--65 days

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                       MATURITY            INTEREST
  (000)                                                         DATES               RATES          VALUE
---------                                               ---------------------   -------------   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  CERTIFICATES--15.38%
$  1,839    GNMA II--ARM..............................        06/20/22              7.375%      $  1,880,411
   1,490    GNMA II--ARM..............................        08/20/25              7.500          1,526,970
                                                                                                ------------
Total Government National Mortgage Association
 Certificates
 (cost--$3,396,524)...................................                                             3,407,381
                                                                                                ------------
FEDERAL HOME LOAN MORTGAGE CERTIFICATES--54.30%
   9,000    FHLMC Gold................................        01/16/26              7.500          9,154,683
   3,000    FHLMC Gold................................        01/16/26              6.000          2,871,561
                                                                                                ------------

Total Federal Home Loan Mortgage Certificates
 (cost--$11,954,688)..................................                                            12,026,244
                                                                                                ------------
FEDERAL HOUSING AUTHORITY--3.90%
     852    FHA Project Note (cost--$861,894).........        08/01/20              7.430            863,111
                                                                                                ------------
AGENCY BACKED OBLIGATIONS--15.73%
   1,000    Federal Home Loan Bank Consolidated
            Bonds.....................................        01/02/96              5.700            994,933
   2,400    Federal Home Loan Mortgage Corporation
             Discount Notes...........................        12/29/95              5.590          2,389,565
     100    Federal National Mortgage Association
            Discount Notes............................        02/13/96              5.550             98,859
                                                                                                ------------

Total Agency Backed Obligations (cost--$3,483,357)....                                             3,483,357
                                                                                                ------------
COLLATERALIZED MORTGAGE OBLIGATIONS--19.95%
     463    Prudential Home Mortgage 1993-29, Class A
            8.........................................        08/25/08              6.750            446,028
   1,213    FNMA REMIC Trust 1993-039, Class Z........        04/25/23              7.500          1,211,921
      51    FNMA 1993-250, Class Z....................        12/25/23              7.000             49,297
     165    FNMA REMIC Trust 1992-129, Class L........        07/25/22              6.000            149,934
   1,339    FHLMC Series 1078, Class GZ...............        05/15/21              6.500          1,267,307
   1,088    FHLMC Series 1360, Class PE...............        12/15/17              3.500            948,932
     384    FHLMC Series 1534, Class Z................        06/15/23              5.000            249,560
     107    FHLMC Series 1658, Class GZ...............        01/15/24              7.000             95,534
                                                                                                ------------
Total Collateralized Mortgage Obligations
(cost--$4,266,658)....................................                                             4,418,513
                                                                                                ------------
TREASURY BONDS--4.97%
   1,100    U.S. Treasury Bonds (cost--$1,056,767)....        08/15/23              6.250          1,100,000
                                                                                                ------------
COMMERCIAL PAPER--35.05%
     800    American Telephone & Telegraph Company....        12/08/95              5.730            799,109
   1,000    Chevron Oil Finance Company...............        12/21/95              5.730            996,817
     300    DuPont (E.I.) de Nemours & Company........        01/19/96              5.670            297,685

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE GOVERNMENT SECURITIES FIXED INCOME
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                       MATURITY            INTEREST
  (000)                                                         DATES               RATES          VALUE
---------                                               ---------------------   -------------   ------------
COMMERCIAL PAPER--(CONCLUDED)
$    500    Hewlett Packard Company...................        01/09/96              5.670%      $    496,929
     400    Kentucky Utilities Company................        12/05/95              5.720            399,746
     800    Koch Industries...........................        01/10/96              5.680            794,951
     600    National Rural Utilities Company..........        01/12/96              5.720            595,996
     800    Norfolk Southern Corporation..............  01/11/96 to 01/12/96        5.680            794,761
     500    Pitney Bowes Credit Corporation...........        01/26/96              5.660            495,598
     800    Procter & Gamble Company..................        01/24/96              5.670            793,196
     900    United Parcel Service.....................        12/08/95              5.720            898,999
     400    Wal Mart Stores Incorporated..............        12/07/95              5.700            399,620
                                                                                                ------------
Total Commercial Paper (cost--$7,763,407).............                                             7,763,407
                                                                                                ------------
REPURCHASE AGREEMENT--1.94%
     429    Repurchase Agreement dated 11/30/95, with
             State
             Street Bank & Trust Company,
             collateralized
             by $430,000 U.S. Treasury Notes, 6.000%,
             due
             08/31/97; proceeds: $429,063
            (cost--$429,000)..........................        12/01/95              5.250            429,000
                                                                                                ------------
Total Investments (cost--$33,212,295)--151.22%........                                            33,491,013
Liabilities in excess of other assets--(51.22)%.......                                           (11,343,837)
                                                                                                ------------
Net Assets--100.00%...................................                                          $ 22,147,176
                                                                                                ------------
                                                                                                ------------

------------
ARM Adjustable Rate Mortgage

REMIC Real Estate Mortgage Investment Conduit

                 See accompanying notes to financial statements

Managed Account Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                      MATURITY             INTEREST
  (000)                                                       DATES                RATES             VALUE
---------                                              --------------------   ----------------    -----------
ASSET-BACKED SECURITIES--1.16%
 $   200    Standard Credit Card Services
            (cost--$202,583).........................        08/07/97              8.500%         $   202,892
                                                                                                  -----------
CORPORATE NOTES--12.80%
     265    Continental Bank NA Chicago..............  04/01/01 to 07/01/01   11.250 to 12.500        297,328
     400    Ford Motor Credit Corporation............        11/19/99              7.500              420,184
     200    ITT Corporation..........................        03/01/06              8.750              207,679
     625    K Mart Corporation.......................  08/01/97 to 07/06/99    7.240 to 8.700         518,226
     275    Korea Development Bank...................        11/15/02              6.500              276,967
     245    New Plan Realty Trust Corporation........        04/06/05              7.750              264,337
     250    Nordstrom Credit Incorporated............        02/15/16              9.375              264,727
                                                                                                  -----------
Total Corporate Notes (cost--$2,334,454).............                                               2,249,448
                                                                                                  -----------
MORTGAGE-BACKED SECURITIES--40.12%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
CERTIFICATES--7.07%
   1,223    GNMA (cost--$1,241,263)..................        10/20/25              6.500            1,241,805
                                                                                                  -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
CERTIFICATES--9.98%
   1,252    FHLMC....................................  01/01/25 to 06/01/25        8.000            1,289,180
     469    FHLMC....................................        12/01/99              5.500              464,731
                                                                                                  -----------
Total Federal Home Loan Mortgage Corporation
 Certificates
 (cost--$1,747,444)..................................                                               1,753,911
                                                                                                  -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
CERTIFICATES--9.24%
     206    FNMA.....................................  09/01/24 to 10/01/25        6.500              202,116
   1,390    FNMA.....................................  06/01/10 to 09/01/10        7.500            1,422,186
                                                                                                  -----------
Total Federal National Mortgage Association
 Certificates
 (cost--$1,616,345)..................................                                               1,624,302
                                                                                                  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--13.83%
     180    FHLMC Series 171, Class G................        04/15/04              9.000              183,424
     500    FHLMC Series 1497 Class O................        10/15/22              7.000              504,530
     194    FHLMC Series 1588 Class TB...............        06/15/23              6.500              193,561
     299    FNMA REMIC Trust 1991-04, Class E........        09/25/05              8.250              307,539
     675    FNMA REMIC Trust 1993-70, Class C........        03/25/18              6.900              679,724
     551    FNMA REMIC Trust 1990-09, Class D........        08/25/18              8.500              560,330
                                                                                                  -----------
Total Collateralized Mortgage Obligations
(cost--$2,380,020)...................................                                               2,429,108
                                                                                                  -----------
Total Mortgage-Backed Securities
(cost--$6,985,072)...................................                                               7,049,126
                                                                                                  -----------
U.S. GOVERNMENT OBLIGATIONS--35.42%
   5,830    U.S. Treasury Notes (cost--$6,108,113)...  08/15/98 to 02/15/05    5.875 to 7.500       6,224,069
                                                                                                  -----------

Managed Account Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                      MATURITY             INTEREST
  (000)                                                        DATE                 RATE             VALUE
---------                                              --------------------   ----------------    -----------
REPURCHASE AGREEMENT--7.07%
 $ 1,243    Repurchase Agreement dated 11/30/95 with
             State Street Bank & Trust Company,
             collateralized by $1,238,082 U.S.
             Treasury Notes, 6.000%, due 08/31/97;
            proceeds: $1,243,181 (cost--$1,243,000)..        12/01/95              5.250%         $ 1,243,000
                                                                                                  -----------
Total Investments (cost--$16,873,222)--96.57%........                                              16,968,535
Other assets in excess of liabilities--3.43%.........                                                 603,324
                                                                                                  -----------
Net Assets--100.00%..................................                                             $17,571,859
                                                                                                  -----------
                                                                                                  -----------

------------
REMIC Real Estate Mortgage Investment Conduit

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE STRATEGIC FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                    MATURITY             INTEREST
 (000)                                                       DATES                RATES             VALUE
--------                                             ---------------------    -------------      -----------
MORTGAGE-BACKED SECURITIES--77.87%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 CERTIFICATES--6.68%
  $ 994    GNMA (cost--$1,000,426).................        07/20/25                 6.000%       $ 1,001,824
                                                                                                 -----------
FEDERAL HOUSING ADMINISTRATION CERTFICATES--5.31%
    786    FHA (cost--$795,594)....................        08/01/20                 7.430            796,717
                                                                                                 -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 CERTFICATES--10.86%
  1,000    FNMA ARM................................        01/24/26                 6.360*         1,010,000
    563    FNMA....................................        08/01/28                 6.394*           570,013
     48    FNMA....................................        12/01/17                 7.125*            49,574
                                                                                                 -----------
Total Federal National Mortgage Corporation
 Certificates
 (cost--$1,618,658)................................                                                1,629,587
                                                                                                 -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--55.02%
     40    FHLMC Series 1078, Class GZ.............        05/15/21                 6.500             38,019
  1,000    FHLMC Series 1278, Class K..............        05/15/22                 7.000          1,000,999
    100    FHLMC Series 1366, Class H..............        08/15/07                 6.000             96,531
     29    FHLMC Series 1367, Class KA.............        09/15/22                 6.500             26,879
    122    FHLMC Series 1502, Class PX.............        04/15/23                 7.000            113,544
    589    FHLMC Series 1503, Class PZ.............        05/15/23                 7.000            557,311
    227    FHLMC Series G015, Class PZ.............        07/25/23                 7.000            204,731
    384    FHLMC Series 1534, Class Z..............        06/15/23                 5.000            249,560
    566    FHLMC Series 1548, Class Z..............        07/15/23                 7.000            505,041
    722    FHLMC Series 1562, Class Z..............        07/15/23                 7.000            672,203
     61    FHLMC Series 1614, Class QZ.............        11/15/23                 6.500             51,395
    136    FHLMC Series 1611, Class I..............        02/15/23                 6.000            132,214
    444    FHLMC Series 1628, Class KZ.............        12/15/23                 6.250            362,000
    255    FHLMC Series 1628, Class LZ.............        12/15/23                 6.500            220,714
    225    FHLMC Series 1694, Class Z..............        03/15/24                 6.500            188,553
    152    FNMA REMIC Trust 1991-65, Class Z.......        06/25/21                 6.500            139,695
     74    FNMA REMIC Trust G92-36, Class Z........        07/25/22                 7.000             72,820
    160    FNMA REMIC Trust 1992-129, Class L......        07/25/22                 6.000            145,390
    126    FNMA REMIC Trust G92-40, Class ZC.......        07/25/22                 7.000            121,817
     75    FNMA REMIC Trust 1992-118, Class K......        09/25/08                 7.500             77,401
    485    FNMA REMIC Trust 1993-65, Class ZZ......        06/25/13                 7.000            469,102
    178    FNMA REMIC Trust 1993-96, Class PZ......        06/25/23                 7.000            166,399
     76    FNMA REMIC Trust 1993-149, Class L......        08/25/23                 6.000             72,570

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE STRATEGIC FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                    MATURITY             INTEREST
 (000)                                                       DATES                RATES             VALUE
--------                                             ---------------------    -------------      -----------
MORTGAGE-BACKED SECURITIES--(CONCLUDED)
   COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)
 $  279    FNMA REMIC Trust 1993-122, Class L......        01/25/23                 6.500%       $   268,945
      5    FNMA REMIC Trust 1993-134, Class EA.....        11/25/05             1,159.746+(1)        146,317
    106    FNMA REMIC Trust 1993-163, Class ZA.....        09/25/23                 7.000             98,096
  1,659    FNMA REMIC Trust 1993-201, Class JA.....        09/25/21                 6.500+(2)        261,677
     75    FNMA REMIC Trust 1993-199, Class Z......        10/25/23                 7.000             69,513
    111    FNMA REMIC Trust 1994-23, Class PX......        08/25/23                 6.000             87,446
    676    Bear Stearns Series 1994-1, Class 3A....        05/25/23                 7.304*           683,556

    567    California Federal Bank Series 1990 BN1,
            Class A--ARM...........................        08/25/30                 6.829*           565,036
    150    Residential Funding Series 1993-530,
           Class A9................................        08/25/23                 7.500            147,750
    288    U.S. Department of Veteran Affairs
            Vandee
            Mortgage Trust Series 1993-3, Class
           2ZA.....................................        06/15/20                 6.500            244,184
                                                                                                 -----------
Total Collateralized Mortgage Obligations
(cost--$7,784,160).................................                                                8,257,408
                                                                                                 -----------
Total Mortgage-Backed Securities
(cost--$11,198,838)................................                                               11,685,536
                                                                                                 -----------
CORPORATE BONDS--15.96%
    500    AMR Corporation.........................        02/01/01                10.000            568,302
    250    AMR Corporation.........................        01/27/97                 7.600            254,127
    450    Continental Cablevision, Incorporated...        06/01/07                11.000            499,500
    300    Gulf States Utilities Company...........        07/01/98                 9.720            320,616
    500    Niagara Mohawk Power Company............        04/01/24                 7.875            446,987
    300    RJR Nabisco, Incorporated...............        07/15/01                 8.000            306,601
                                                                                                 -----------
Total Corporate Bonds (cost--$2,359,467)...........                                                2,396,133
                                                                                                 -----------
COMMERCIAL PAPER--7.28%
    300    AT & T Corporation......................        01/12/96                 5.720            297,998
    200    National Rural Utilities Company........        01/12/96                 5.720            198,665
    200    Norfolk Southern Corporation............        01/12/96                 5.680            198,675
    200    Pitney Bowes Credit Corporation.........        01/26/96                 5.660            198,239
    200    United Parcel Service Corporation.......        12/08/95                 5.720            199,778
                                                                                                 -----------
Total Commercial Paper (cost--$1,093,355)..........                                                1,093,355
                                                                                                 -----------

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE STRATEGIC FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                    MATURITY             INTEREST
 (000)                                                       DATE                 RATE              VALUE
--------                                             ---------------------    -------------      -----------
REPURCHASE AGREEMENT--2.37%
 $  355    Repurchase Agreement dated 11/30/95 with
            State Street Bank & Trust Company,
            collateralized by
            $355,000 U.S. Treasury Notes, 6.000%,
            due 08/31/97; proceeds: $355,052
           (cost--$355,000)........................        12/01/95                 5.250%       $   355,000
                                                                                                 -----------
Total Investments (cost--$15,006,660)--103.48%.....                                               15,530,024

Liabilities in excess of other assets--(3.48%).....                                                 (522,894)
                                                                                                 -----------
Net Assets--100.00%................................                                              $15,007,130
                                                                                                 -----------
                                                                                                 -----------

------------
*      Variable rate security, the rate shown is as of November 30, 1995.
ARM  Adjustable Rate Mortgage
REMIC Real Estate Mortgage Investment Conduit
+ Interest Only--This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns. High prepayments would result in a smaller amount of interest being paid and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

(1)    Annualized yield at date of purchase: 10.48%

(2)    Annualized yield at date of purchase: 8.31%

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  MATURITY              INTEREST
(000)                                                     DATES                RATES              VALUE
------                                            ---------------------   ----------------      ----------
MUNICIPAL BONDS AND NOTES--96.84%
ALABAMA--4.68%
$ 150    Birmingham Alabama Medical Clinic
          Baptist Medical Center (Escrow to
         Maturity)..............................        07/01/08                8.300%          $  182,766
  155    Pell City Alabama Industrial
          Development Board Revenue Shelby Steel
          Fabricators (Letter of
         Credit--SouthTrust Bank)*..............        09/01/01                7.700              157,001
                                                                                                ----------
                                                                                                   339,767
                                                                                                ----------
CALIFORNIA--3.22%
   70    Inglewood California Residential
          Rehabiliation (Escrow to Maturity)....        08/01/10                7.500               81,542
   45    Sacramento California Utility District
          Electricity (Escrow to Maturity)......        03/10/10                6.750               49,075
   95    Sacramento California Utility District
          Electricity White Rock Project (Escrow
         to Maturity)...........................        05/01/10                6.800              103,365
                                                                                                ----------
                                                                                                   233,982
                                                                                                ----------
COLORADO--5.46%
   75    Colorado Health Facilities Authority
          Rose Medical Center (Escrow to
         Maturity)..............................        09/01/08                7.125               82,429
  300    Westminister Colorado Multifamily
          Semper Village Apartments (Mandatory
          put 09/01/06 @ par) (AXA).............        09/01/15                5.950              313,914
                                                                                                ----------
                                                                                                   396,343
                                                                                                ----------
GEORGIA--7.11%
  500    Marietta Georgia Housing Authority
          Multifamily Ridge Point Apartments
          (Mandatory put 06/01/05 @ par) (FNMA
         Collateralized)........................        06/01/25                5.750              515,795
                                                                                                ----------
IDAHO--6.96%
  500    Idaho Housing Agency Multifamily
          Section 8 Assisted Housing............        01/01/07                6.000              505,265
                                                                                                ----------

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  MATURITY              INTEREST
(000)                                                     DATES                RATES              VALUE
------                                            ---------------------   ----------------      ----------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
ILLINOIS--6.35%
$  95    Illinois Health Facilities Authority
          Revenue Methodist Medical Center
         (Escrow to Maturity)...................        10/01/10                9.000%          $  116,717
  200    Illinois Health Facilities Authority
          Revenue Ravenswood Hospital (Escrow to
         Maturity)..............................        08/01/06                7.250              224,080
  120    Illinois Housing Development
          Residential Mortgage Revenue (Optional
         put 02/01/96 @ par)....................        02/01/14                3.850(1)           120,072
                                                                                                ----------
                                                                                                   460,869
                                                                                                ----------
LOUISIANA--5.03%
  350    Louisiana Public Facility Authority
          Revenue Multifamily Housing Edgewood
          Apartments (Mandatory put 06/01/05 @
          par) (FNMA Collateralized)............        06/01/05                5.800              364,770
                                                                                                ----------
MICHIGAN--13.97%
  440    Detroit Michigan Water Supply System
          (Escrow to Maturity)..................        01/01/05                8.875              526,451
  130    Michigan State Hospital Finance
          Authority Revenue Mount Carmel Mercy
          Hospital (Escrow to Maturity).........        08/01/05                7.500              145,319
  300    Michigan State Housing Development
         Authority*.............................        12/01/12                7.650              320,241
   20    Petoskey Michigan Hospital Finance
          Authority (Escrow to Maturity)........        03/01/07                6.700               21,902
                                                                                                ----------
                                                                                                 1,013,913
                                                                                                ----------
MINNESOTA--5.84%
  190    Coon Rapids Minnesota Hospital Revenue
          Health Central Incorporated (Escrow to
         Maturity)..............................        08/01/08                7.625              219,009
  200    Eden Prairie Minnesota Multi Family
          Housing (GNMA Collateralized).........        01/20/06                5.500              205,144
                                                                                                ----------
                                                                                                   424,153
                                                                                                ----------
MISSISSIPPI--5.58%
  900    Mississippi Home Corporation
         Residential Revenue....................        09/15/16                7.322@             200,853
  200    Mississippi Home Corporation Single
          Family (GNMA Collateralized)..........        06/01/16                6.100              203,922
                                                                                                ----------
                                                                                                   404,775
                                                                                                ----------

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  MATURITY              INTEREST
(000)                                                     DATES                RATES              VALUE
------                                            ---------------------   ----------------      ----------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
NEW JERSEY--3.14%
$  65    New Jersey Health Care Facilities St.
          Barnabas Medical Center (Escrow to
           Maturity)............................        07/01/11                7.000%          $   72,056
   60    New Jersey State Highway Garden State
           Parkway (Escrow to Maturity).........        01/01/11                6.500               65,641
   35    New Jersey State Highway Garden State
           Parkway (Escrow to Maturity).........        01/01/11                6.600               38,403
   45    South Jersey Port Corporation (Escrow
           to Maturity).........................        01/01/11                6.625               51,645
                                                                                                ----------
                                                                                                   227,745
                                                                                                ----------
NEW MEXICO--1.61%
  359    Albuquerque New Mexico Collateralized
           Mortgage Municipal (FGIC Insured)....        05/15/11                6.250@             116,862
                                                                                                ----------
NORTH CAROLINA--2.07%
  150    Vance County North Carolina Industrial
          Facilities (Letter of credit--Centura
          Bank) (Optional put 09/01/96 @
            par)*...............................        09/01/00                5.000              150,010
                                                                                                ----------
PENNSYLVANIA--1.18%
   35    Caln Township Pennsylvania Municipal
           Sewer Revenue (Escrow to Maturity)...        01/01/09                5.700               36,127
   45    Delaware River Port Authority of
          Pennsylvania & New Jersey Delaware
          River Bridges Revenue (Escrow to
           Maturity)............................        01/15/11                6.500               49,207
                                                                                                ----------
                                                                                                    85,334
                                                                                                ----------
SOUTH CAROLINA--1.64%
  105    Charleston County South Carolina
          Hospital Facility Roper Hospital
           (Escrow to Maturity).................        10/01/11                7.000              119,067
                                                                                                ----------

TENNESSEE--3.86%
  275    La Follette Tennessee Housing
          Development Corp. (FHA/MBIA
           Insured).............................        01/01/05                5.400              279,925
                                                                                                ----------
TEXAS--7.49%
  200    Houston Texas Airport System Revenue
          (Escrow to Maturity)..................        07/01/10                7.600              227,898
1,500    Southeast Texas Housing Finance
           Corporation..........................        12/01/16                7.611@             315,615
                                                                                                ----------
                                                                                                   543,513
                                                                                                ----------

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  MATURITY              INTEREST
(000)                                                     DATES                RATES              VALUE
------                                            ---------------------   ----------------      ----------
MUNICIPAL BONDS AND NOTES--(CONCLUDED)
UTAH--7.96%
$  85    Salt Lake City Utah Hospital Revenue
          Holy Cross Hospital Project (Escrow to
           Maturity)............................        06/01/09                7.350%          $   95,432
  200    Salt Lake County Utah Multifamily James
          Pointe Apartments (Mandatory put
          10/01/05 @ par) (Asset Guaranty
           Insurance)...........................        10/01/25                5.500              203,480
  275    Utah State Housing Finance Agency
           (AMBAC Insured)......................        07/01/07                5.650              279,172
                                                                                                ----------
                                                                                                   578,084
                                                                                                ----------
VIRGINIA--3.45%
  250    King George County Virginia Industrial
         Development Elementary School
           Project..............................        08/01/98                4.875              250,052
                                                                                                ----------
WEST VIRGINIA--0.24%
   15    Kanawha County West Virginia Building
         Commission Revenue St. Francis
            Hospital (Escrow to Maturity).......        12/01/07                7.500               17,173
                                                                                                ----------
Total Municipal Bonds and Notes
(cost--$6,912,277)..............................                                                 7,027,397
                                                                                                ----------

NUMBER OF
 SHARES
---------
MONEY MARKET FUNDS--1.12%
      82    Seven Seas Money Market Fund
             (cost--$81,568)*....................                                                     81,568
                                                                                                 -----------
Total Investments (cost--$6,993,845)--97.96%.....                                                  7,108,965
Other assets in excess of liabilities--2.04%.....                                                    148,070
                                                                                                 -----------
Net Assets--100.00%..............................                                                 $7,257,035
                                                                                                 -----------
                                                                                                 -----------

------------

(1)     Variable rate demand note which is payable upon demand. The maturity date shown is stated maturity; the interest rate is the current rate as of November 30, 1995.
*       Security subject to Alternative Minimum Tax.
@       Yield to maturity for zero coupon bonds
AMBAC   American Municipal Bond Assurance Corporation
AXA     Axa Reinsurance Company
FGIC    Federal Guaranty Insurance Company
FHA     Federal Housing Authority
FNMA    Federal National Mortgage Association
GNMA    Government National Mortgage Association
MBIA    Municipal Bond Investors Assurance

                 See accompanying notes to financial statements

Managed Account Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE GLOBAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    MATURITY            INTEREST
  (000)*                                                     DATES                RATES             VALUE
-----------                                           --------------------    -------------      -----------
LONG-TERM DEBT SECURITIES--84.38%
CANADA--4.44%
        925  Government of Canada...................        12/01/04               9.000%        $   761,518
                                                                                                 -----------
DENMARK--6.41%
      5,932  Kingdom of Denmark.....................        03/15/06               8.000           1,100,628
                                                                                                 -----------
FRANCE--8.50%

      8,120  Government of France...................  10/25/05 to 10/25/25      6.000 to 7.750     1,458,533
                                                                                                 -----------
GERMANY--21.45%

      5,105  Federal Republic of Germany............  7/15/04 to 05/12/05       6.750 to 6.875     3,681,390
                                                                                                 -----------
ITALY--8.67%
  2,480,000  Republic of Italy......................  4/01/05 to 09/01/05         10.500           1,487,143
                                                                                                 -----------
JAPAN--5.04%
     50,000  Export Import Bank.....................        07/28/05               2.875             489,484
     33,000  International Bank for Reconstruction &
             Development (1)........................        12/20/04               4.750             375,989
                                                                                                 -----------
                                                                                                     865,473
                                                                                                 -----------

NETHERLANDS--8.43%
      2,204  Government of Netherlands..............        06/15/05               7.000           1,446,150
                                                                                                 -----------
SPAIN--4.38%
     94,250  Kingdom of Spain.......................        01/31/06              10.150             751,599
                                                                                                 -----------
UNITED KINGDOM--0.76%
         80  United Kingdom Gilt....................        12/07/05               8.500             130,474
                                                                                                 -----------
UNITED STATES--16.30%
        550  U.S. Treasury Bonds....................        08/15/25               6.875             604,827
      2,084  U.S. Treasury Notes....................        08/15/05               6.500           2,193,410
                                                                                                 -----------
                                                                                                   2,798,237
                                                                                                 -----------
Total Long-Term Debt Securities
(cost--$14,210,654).................................                                              14,481,145
                                                                                                 -----------
REPURCHASE AGREEMENT--18.10%
      3,107  Repurchase Agreement dated 11/30/95
              with State Street Bank & Trust
              Company, collateralized by $3,094,707
              U.S. Treasury Notes, 6.000%, due
              08/31/97; proceeds: $3,107,453
              (cost--$3,107,000)....................        12/01/95               5.250           3,107,000
                                                                                                 -----------

Total Investments (cost--$17,317,654)--102.48%......                                              17,588,145


Liabilities in excess of other assets--(2.48)%......                                                (425,720)
                                                                                                 -----------

Net Assets--100.00%.................................                                             $17,162,425
                                                                                                 -----------
                                                                                                 -----------

------------
Note: The Portfolio of Investments is listed by the security issuer's country of origin.
*  In local currency unless otherwise indicated
(1) "Supranational" security denominated in Japanese Yen

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Managed Account Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE GLOBAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

WRITTEN OPTIONS OPEN

                                      NUMBER OF    UNDERLYING EXPIRATION    EXERCISE    UNREALIZED
                                       OPTIONS     CONTRACT      DATE         PRICE        GAIN
                                      ----------   --------   -----------   ---------   -----------
Puts:..............................     4,000      GBP/DEM      Dec 95       $2.176       $3,084

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                               UNREALIZED
                                                CONTRACT TO     IN EXCHANGE      MATURITY     APPRECIATION
                                                  DELIVER           FOR           DATES      (DEPRECIATION)
                                                -----------    --------------    --------        -------
German Deutschemarks.........................       163,957    U.S.$  116,447    12/15/95       $ (2,994)
German Deutschemarks.........................       416,676    U.S.$  300,000    12/15/95        (11,675)
German Deutschemarks.........................       566,533    U.S.$  402,059    12/15/95         10,038
German Deutschemarks.........................       279,271    U.S.$  198,995    01/16/96          5,429
German Deutschemarks.........................     2,262,962    U.S.$1,611,796    01/16/96         43,310
Japanese Yen.................................    41,000,000    U.S.$  402,059    12/15/95          1,858
Japanese Yen.................................    20,000,000    U.S.$  198,995    01/16/96           (996)
Japanese Yen.................................   184,088,431    U.S.$1,831,726    01/16/96         (9,261)
Netherland Guilders..........................       372,682    U.S.$  240,000    12/15/95          9,633
                                                                                                 -------
                                                                                                $ 45,342
                                                                                                 -------
                                                                                                 -------

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             -----------
COMMON STOCKS--91.90%
AEROSPACE--6.05%
   5,100    Boeing Company.........................................................   $   371,662
  19,800    Lockheed Martin Corporation............................................     1,452,825
                                                                                      -----------
                                                                                        1,824,487
                                                                                      -----------
AGRICULTURE--0.82%
   4,400    Campbell Soup Company..................................................       245,850
                                                                                      -----------
BANKS--7.99%
  23,900    Citicorp...............................................................     1,690,925
   3,900    Comerica Incorporated..................................................       145,762
   2,700    Magna Group Incorporated...............................................        65,475
   4,100    State Street Boston Corporation........................................       184,500
   9,500    US Bancorp OR..........................................................       321,813
                                                                                      -----------
                                                                                        2,408,475
                                                                                      -----------
BEVERAGES--1.48%
  15,400    Coca-Cola Enterprises Incorporated.....................................       446,600
                                                                                      -----------
BUSINESS MACHINES--1.01%
   5,800    Seagate Technology Incorporated*.......................................       305,950
                                                                                      -----------
CHEMICALS--1.24%
  15,300    Lyondell Petrochemical Company.........................................       374,850
                                                                                      -----------
CONTAINERS--0.68%
  15,800    Owens Illinois Incorporated*...........................................       205,400
                                                                                      -----------
COSMETICS--2.55%
  10,600    Avon Products Incorporated.............................................       769,825
                                                                                      -----------
DRUGS/MEDICINE--9.79%
  14,300    Allergan Incorporated..................................................       443,300
  11,400    Alza Corporation*......................................................       262,200
   1,300    Biogen Incorporated*...................................................        70,850
   9,500    Forest Labratories Incorporated*.......................................       403,750
   1,800    Genzyme Corporation*...................................................       117,450
  12,200    Pfizer Incorporated....................................................       707,600
  16,500    Schering Plough Corporation............................................       946,688
                                                                                      -----------
                                                                                        2,951,838
                                                                                      -----------
ELECTRIC UTILITIES--3.12%
  15,200    CMS Energy Corporation.................................................       414,200
   1,700    Centerior Energy Corporation...........................................        16,362
  15,400    Entergy Corporation....................................................       429,275
   2,900    Illinova Corporation...................................................        82,288
                                                                                      -----------
                                                                                          942,125
                                                                                      -----------

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             -----------
COMMON STOCKS--(CONTINUED)
ELECTRONICS--4.34%
  24,800    Honeywell Incorporated.................................................   $ 1,181,100
   6,000    National Semiconductor Corporation*....................................       128,250
                                                                                      -----------
                                                                                        1,309,350
                                                                                      -----------
GAS UTILITIES--2.72%
  21,900    Enron Corporation......................................................       821,250
                                                                                      -----------
HEALTH--2.74%
   8,600    Bard C R Incorporated..................................................       248,325
   5,600    Beckman Instruments Incorporated New...................................       195,300
   2,500    Health Care and Retirement Corporation*................................        83,750
   9,200    Manor Care Incorporated................................................       300,150
                                                                                      -----------
                                                                                          827,525
                                                                                      -----------
HOTELS, RESTAURANTS--0.18%
   3,500    Brinker International Incorporated*....................................        53,812
                                                                                      -----------
IRON & STEEL--1.40%
   5,700    Birmingham Steel Corporation...........................................        84,787
   8,300    Inland Steel Industries Incorporated...................................       216,837
   8,200    LTV Corporation New*...................................................       118,900
                                                                                      -----------
                                                                                          420,524
                                                                                      -----------
LEISURE, LUXURY--1.76%
  19,000    Mattel, Incorporated...................................................       532,000
                                                                                      -----------
LIFE INSURANCE--2.06%
   8,100    Transamerica Corporation...............................................       620,663
                                                                                      -----------
MEDIA--0.18%
   2,000    American Mobile Satellite*.............................................        55,500
                                                                                      -----------
MOTOR VEHICLES--1.37%
  14,600    Ford Motor Company.....................................................       412,450
                                                                                      -----------
OIL REFINING/DISTRIBUTION--0.83%
   2,500    Tosco Corporation......................................................        95,313
   6,100    Ultramar Corporation...................................................       154,025
                                                                                      -----------
                                                                                          249,338
                                                                                      -----------
OIL SERVICES--1.65%
   4,700    Cooper Cameron Corporation.............................................       122,200
   5,900    Schlumberger Ltd.......................................................       374,650
                                                                                      -----------
                                                                                          496,850
                                                                                      -----------

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             -----------
COMMON STOCKS--(CONTINUED)
OTHER INSURANCE--8.52%
   8,600    Aetna Life and Casualty Company........................................   $   631,025
  17,400    Aon Corporation........................................................       819,975
   6,900    CIGNA Corporation......................................................       759,000
   5,400    Old Republic International Corporation.................................       185,625
  10,000    USF&G Corporation......................................................       172,500
                                                                                      -----------
                                                                                        2,568,125
                                                                                      -----------
PAPER--2.98%
  10,500    Kimberly Clark Corporation.............................................       807,187
   3,350    Westvaco Corporation...................................................        91,706
                                                                                      -----------
                                                                                          898,893
                                                                                      -----------
POLLUTION CONTROL--1.74%
  17,800    WMX Technologies Incorporated..........................................       525,100
                                                                                      -----------
PRODUCERS' GOODS--2.23%
   3,400    Boston Technology Incorporated.........................................        48,875
   2,200    Comverse Technology Incorporated*......................................        49,500
   1,500    Octel Communications Corporation.......................................        49,312
   3,200    Pentair Incorporated...................................................       159,200
   5,100    Raychem Corporation....................................................       265,200
   2,500    Timken Company.........................................................       100,938
                                                                                      -----------
                                                                                          673,025
                                                                                      -----------
PUBLISHING--0.06%
     300    Gannett Incorporated...................................................        18,300
                                                                                      -----------
RAILROAD--4.28%
  16,000    Burlington Northern, Incorporated......................................     1,290,000
                                                                                      -----------
RETAIL (ALL OTHER)--3.33%
  10,000    Federated Department Stores Incorporated*..............................       291,250
   8,300    Melville Corporation...................................................       258,337
  15,600    Walgreen Company.......................................................       454,350
                                                                                      -----------
                                                                                        1,003,937
                                                                                      -----------
RETAIL (FOOD)--1.22%
  16,500    Food Lion Incorporated.................................................        97,969
   8,100    Kroger Company*........................................................       271,350
                                                                                      -----------
                                                                                          369,319
                                                                                      -----------
SERVICES--5.33%
   8,200    Automatic Data Processing..............................................       652,925
   8,460    First Data Corporation.................................................       600,660
   5,600    Interpublic Group Cos Incorporated.....................................       214,900
   1,900    Computer Sciences Corporated*..........................................       138,225
                                                                                      -----------
                                                                                        1,606,710
                                                                                      -----------
SOAPS, HARDWARE--1.21%
  13,500    Dial Corporation.......................................................       364,500
                                                                                      -----------

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             -----------
COMMON STOCKS--(CONCLUDED)
TELEPHONE & TELEGRAPH--3.12%
   7,700    Nextel Communications Incorporated.....................................   $   118,388
  20,600    Sprint Corporation.....................................................       824,000
                                                                                      -----------
                                                                                          942,388
                                                                                      -----------
TIRE & RUBBER--1.42%
  10,100    Goodyear Tire and Rubber...............................................       427,988
                                                                                      -----------
TOBACCO--2.50%
   4,100    Philip Morris Companies Incorporated...................................       359,775
  13,500    RJR Nabisco Holdings Corporation.......................................       393,188
                                                                                      -----------
                                                                                          752,963
                                                                                      -----------

Total Common Stocks (cost--$26,073,773)............................................    27,715,910
                                                                                      -----------
PREFERRED STOCKS--0.88%
TOBACCO--0.88%
  45,400    RJR Nabisco Holdings Corporation (cost--$284,026)......................       266,725
                                                                                      -----------

PRINCIPAL
 AMOUNT                                                     MATURITY             INTEREST
  (000)                                                      DATES                 RATES
---------                                             --------------------    ---------------
U.S. GOVERNMENT OBLIGATIONS--0.15%
 $    45    U.S. Treasury Bills (cost--$43,807)......       05/30/96              5.275%              43,771
                                                                                                 -----------
REPURCHASE AGREEMENT--7.53%
   2,272    Repurchase Agreement dated 11/30/95 with
             State Street Bank & Trust Company,
             collateralized by $2,263,011 U.S.
             Treasury Notes, 6.000%, due 08/31/97;
            proceeds: $2,272,331 (cost--$2,272,000)..       12/01/95               5.250           2,272,000
                                                                                                 -----------

Total Investments (cost--$28,673,606)--100.46%.......                                             30,298,406

Liabilities in excess of other assets--(0.46%).......                                               (137,760)
                                                                                                 -----------

Net Assets--100.00%..................................                                            $30,160,646
                                                                                                 -----------
                                                                                                 -----------

------------

*     Non-income producing security

FUTURES CONTRACTS

NUMBER OF                                                          IN         EXPIRATION     UNREALIZED
CONTRACTS                CONTRACTS TO RECEIVE                 EXCHANGE FOR       DATE       APPRECIATION
----------  -----------------------------------------------   ------------    ----------    ------------
    3       December 1995 S&P500 Futures Contracts.........     $910,875       Dec. 95        $18,050
                                                                                            ------------
                                                                                            ------------

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                 VALUE
----------                                                                            -----------
COMMON STOCKS--85.16%
AEROSPACE--1.77%
    5,700    Boeing Company........................................................   $   415,387
                                                                                      -----------
AGRICULTURE, FOOD--3.66%
    9,800    Philip Morris Company.................................................       859,950
                                                                                      -----------
APPAREL, TEXTILES--2.95%
    8,600    Nike, Incorporated....................................................       498,800
    6,000    Sara Lee Corporation..................................................       193,500
                                                                                      -----------
                                                                                          692,300
                                                                                      -----------
BANKS--1.97%
    9,800    Bank of New York Company, Incorporated................................       461,825
                                                                                      -----------
BEVERAGES--1.69%
    7,200    PepsiCo, Incorporated.................................................       397,800
                                                                                      -----------
BUSINESS MACHINES--9.57%
    5,000    ADC Telecommunications, Incorporated*.................................       227,500
    8,100    Bay Networks, Incorporated*...........................................       364,500
    3,500    Cascade Communications Corporation*...................................       305,375
    5,300    Compaq Computer Corporation*..........................................       262,350
    3,100    Hewlett Packard Company...............................................       256,912
    4,800    Nokia Corporation ADR.................................................       260,400
   12,500    3 Com Corporation*....................................................       571,875
                                                                                      -----------
                                                                                        2,248,912
                                                                                      -----------
CHEMICALS--8.05%
    7,800    Allied Signal, Incorporated...........................................       368,550
    6,000    Grace W R & Company...................................................       364,500
    7,200    Hercules, Incorporated................................................       395,100
    4,500    Monsanto Company......................................................       515,250
    8,500    Praxair, Incorporated.................................................       247,562
                                                                                      -----------
                                                                                        1,890,962
                                                                                      -----------
COSMETICS--2.24%
    6,100    Procter & Gamble Company..............................................       526,888
                                                                                      -----------

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--------------------------------------------------------------------------------
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                 VALUE
----------                                                                            -----------
COMMON STOCKS--(CONTINUED)
DRUGS, MEDICINE--7.61%
    5,700    Johnson & Johnson.....................................................   $   493,762
    9,800    Merck & Co., Incorporated.............................................       606,375
    8,500    Pfizer, Incorporated..................................................       493,000
    3,400    Schering Plough Corporation...........................................       195,075
                                                                                      -----------
                                                                                        1,788,212
                                                                                      -----------
ELECTRONICS--5.41%
    8,000    Intel Corporation.....................................................       487,000
    6,300    KLA Instruments Corporation*..........................................       217,350
    4,200    LSI Logic Corporation*................................................       175,875
    8,300    Micron Technology, Incorporated.......................................       180,675
    8,000    Teradyne, Incorporated*...............................................       209,000
                                                                                      -----------
                                                                                        1,269,900
                                                                                      -----------
HEALTH (NON-DRUG)--5.43%
   11,300    Biomet, Incorporated*.................................................       209,050
    5,400    Boston Scientific Corporation*........................................       218,700
    5,000    Guidant Corporation...................................................       186,875
    5,500    Medtronic, Incorporated...............................................       301,813
    5,700    United Healthcare Corporation.........................................       358,388
                                                                                      -----------
                                                                                        1,274,826
                                                                                      -----------
HOTELS, RESTAURANTS--2.73%
    8,200    Boston Chicken, Incorporated*.........................................       283,925
    3,100    Hospitality Franchise Systems, Incorporated*..........................       214,675
   11,200    Host Marriott Corporation*............................................       144,200
                                                                                      -----------
                                                                                          642,800
                                                                                      -----------
MEDIA--5.49%
   16,500    Comcast Corporation, Class A Special..................................       325,875
   32,200    Tele Communications, Incorporated*....................................       699,250
    6,600    Time Warner, Incorporated.............................................       264,000
                                                                                      -----------
                                                                                        1,289,125
                                                                                      -----------
MISCELLANEOUS FINANCE--1.15%
    5,300    Dean Witter Discover & Company........................................       270,300
                                                                                      -----------

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                 VALUE
----------                                                                            -----------
COMMON STOCKS--(CONTINUED)
PAPER--2.25%
    4,500    Riverwood International Corporation...................................   $    82,688
    7,800    Scott Paper Company...................................................       445,575
                                                                                      -----------
                                                                                          528,263
                                                                                      -----------
PRODUCERS' GOODS--3.16%
    3,900    Applied Materials, Incorporated*......................................       189,638
    4,500    Emerson Electronics Company...........................................       351,000
    3,100    Sundstrand Corporation................................................       200,725
                                                                                      -----------
                                                                                          741,363
                                                                                      -----------
RETAIL (ALL OTHER)--3.39%
    7,500    Autozone, Incorporated*...............................................       218,438
    8,400    Family Dollar Stores, Incorporated....................................       129,150
    4,900    Office Depot, Incorporated*...........................................       120,050
    6,200    Rite Aid Corporation..................................................       193,750
    5,300    Staples, Incorporated*................................................       135,150
                                                                                      -----------
                                                                                          796,538
                                                                                      -----------
RETAIL (FOOD)--0.97%
   10,300    General Nutrition Co., Incorporated*..................................       227,888
                                                                                      -----------
SERVICES--11.16%
    4,200    America Online, Incorporated*.........................................       171,675
    8,500    CUC International, Incorporated*......................................       323,000
    4,700    Computer Associates International, Incorporated.......................       307,850
    5,740    First Data Corporation................................................       407,540
    4,500    HBO & Company.........................................................       336,375
    8,800    Informix Corporation*.................................................       243,650
    6,200    Manpower, Incorporated................................................       165,850
    2,700    Microsoft Corporation*................................................       235,237
    5,400    Peoplesoft, Incorporated*.............................................       226,800
    5,000    Service Corporation, International....................................       203,125
                                                                                      -----------
                                                                                        2,621,102
                                                                                      -----------
SOAPS, HARDWARE--2.01%
    9,100    Gillette Company......................................................       472,062
                                                                                      -----------

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                 VALUE
----------                                                                            -----------
COMMON STOCKS--(CONCLUDED)
TELEPHONE, TELEGRAPH--2.50%
    8,400    Airtouch Communications, Incorporated*................................   $   244,650
   12,800    MCI Communications Corporation........................................       342,400
                                                                                      -----------
                                                                                          587,050
                                                                                      -----------
Total Common Stocks (cost--$19,033,210)............................................    20,003,453
                                                                                      -----------

PRINCIPAL
 AMOUNT                                                       MATURITY             INTEREST
  (000)                                                         DATE                 RATE
---------                                               --------------------    --------------
REPURCHASE AGREEMENT--12.74%
$   2,993   Repurchase Agreement dated 11/30/95 with
             State Street Bank & Trust Company,
             collateralized by $2,981,158 U.S. Treasury
             Notes, 6.000%, due 08/31/97; proceeds:
            $2,993,437 (cost--$2,993,000)..............       12/01/95              5.250%          2,993,000
                                                                                                  -----------
Total Investments (cost--$22,026,210)--97.90%..........                                            22,996,453

Other assets in excess of liabilities--2.10%...........                                               492,773
                                                                                                  -----------
Net Assets--100.00%....................................                                           $23,489,226
                                                                                                  -----------
                                                                                                  -----------

------------

*     Non-income producing security
ADR   American Depositary Receipt

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--91.06%
AEROSPACE--0.65%
   5,400    Thiokol Corporation.....................................................  $    182,925
                                                                                      ------------
AGRICULTURE, FOOD--1.80%
     500    AG Service America, Incorporated*.......................................         4,375
   3,500    Cagle's Incorporated....................................................        52,936
   1,575    ERLY Industries Incorporated*...........................................        10,631
   1,900    Hain Food Group Incorporated*...........................................         7,006
   7,200    Hudson Foods Incorporated...............................................       115,200
   5,100    International Multifoods Incorporated...................................       119,218
   1,400    Orange Company, Incorporated New........................................        11,200
   6,800    Pilgrims Pride Corporation..............................................        45,900
   1,900    Sanderson Farms Incorporated............................................        20,425
   2,800    Sylvan, Incorporated*...................................................        31,150
   7,700    The Morningstar Group Incorporated*.....................................        62,562
   1,300    Thorn Apple Valley Incorporated*........................................        21,775
                                                                                      ------------
                                                                                           502,378
                                                                                      ------------
AIR TRANSPORT--0.05%
   1,900    Tower Air Incorporated..................................................        13,538
                                                                                      ------------
APPAREL, TEXTILES--3.18%
   2,000    Chic By HIS Incorporated*...............................................        10,750
  20,100    Collins & Aikman Products Company*......................................       128,138
     750    Conso Production Company*...............................................        11,812
   3,500    Crown Crafts, Incorporated..............................................        42,874
   7,600    Culp, Incorporated......................................................        77,900
   2,000    Cygne Designs Incorporated*.............................................         2,500
   2,100    Cyrk Incorporated*......................................................        21,000
   6,200    Deckers Outdoor Corporation*............................................        41,850
   1,000    Decorator Industries, Incorporated......................................         8,250
   3,400    Dyersburg Corporation...................................................        16,150
   2,700    ERO Incorporated*.......................................................        15,525
   2,100    Fieldcrest Cannon, Incorporated*........................................        42,262
   1,100    Fuqua Enterprises Incorporated*.........................................        22,825
   3,600    Galey & Lord Incorporated*..............................................        37,350
   4,000    Guilford Mills, Incorporated............................................        92,000
   1,400    Hyde Athletic Industries, Incorporated*.................................         5,338
   3,200    Johnston Industries Incorporated........................................        26,000
  13,700    Justin Industries, Incorporated.........................................       148,988
   1,600    K-Swiss Incorporated....................................................        18,400
     700    LAT Sportswear*.........................................................         2,013

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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
APPAREL, TEXTILES--(CONCLUDED)
   2,300    Maxwell Shoes Incorporated*.............................................  $     10,063
   1,200    Norton McNaughton Incorporated*.........................................        16,200
   3,400    Quaker Fabric Corporation New*..........................................        30,600
     500    Rocky Shoes & Boots, Incorporated*......................................         3,437
   1,300    Superior Surgical Manufacturing Company, Incorporated...................        11,700
   1,000    Supreme International Corporation*......................................        16,500
   2,600    Tandy Brands Accessories, Incorporated*.................................        18,525
   2,000    Worldtex, Incorporated*.................................................        11,250
                                                                                      ------------
                                                                                           890,200
                                                                                      ------------
BANKS--5.04%
   6,500    1st Washington Bancorp Incorporated.....................................        36,969
     500    American Bank Connecticut Waterbury.....................................        11,687
   4,000    Bancorp South Incorporated..............................................        89,000
   1,600    CVB Financial Corporation*..............................................        23,400
   1,400    First Bank Of Illinois Company..........................................        42,000
   2,800    First Citizens BancShares, Incorporated*................................       149,800
   3,100    First Commonwealth Financial Corporation*...............................        53,087
   2,300    Hancock Holding Company.................................................        85,100
   1,500    HUBCO, Incorporated.....................................................        30,000
     500    Interchange Financial Services Incorporated.............................        10,250
   6,400    Long Island Bancorp Incorporated........................................       164,800
     700    Newmill Bancorp Incorporated............................................         4,550
   4,200    North Fork Bank Corporation.............................................        97,650
   6,200    One Valley Bancorp of West Virginia Incorporated........................       198,400
   4,400    Provident Bancorp, Incorporated.........................................       191,400
   8,000    Trustmark Corporation...................................................       148,000
   1,800    Westamerica Bancorporation..............................................        74,250
                                                                                      ------------
                                                                                         1,410,343
                                                                                      ------------
BEVERAGES--0.12%
   1,500    National Beverage Corporation*..........................................         7,874
   3,300    Todhunter International Incorporated*...................................        24,750
                                                                                      ------------
                                                                                            32,624
                                                                                      ------------
BUILDING--0.70%
   6,200    Lone Star Industries, Incorporated......................................       154,225
   2,800    Simpson Manufacturing Incorporated......................................        42,350
                                                                                      ------------
                                                                                           196,575
                                                                                      ------------

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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
BUSINESS MACHINES--0.87%
   1,500    Banctec, Incorporated*..................................................  $     28,875
   5,500    Cherry Corporation*.....................................................        55,000
   1,600    Encad Incorporated*.....................................................        29,600
   1,400    GBC Technologies, Incorporated*.........................................        11,900
   1,700    Gradco Systems, Incorporated*...........................................         4,144
   1,100    Interface Systems Incorporated..........................................         7,150
     500    Pomeroy Computer Resources*.............................................         7,500
   4,600    Proteon, Incorporated*..................................................        35,075
   1,600    Proxima Corporation*....................................................        28,800
   2,100    Sequoia Systems, Incorporated*..........................................        10,763
     900    Software Spectrum, Incorporated*........................................        17,550
   1,500    Southern Electronics Corporation*.......................................         7,500
                                                                                      ------------
                                                                                           243,857
                                                                                      ------------
CHEMICALS--3.27%
   2,100    Aceto Corporation.......................................................        35,962
     500    American Vanguard Corporation...........................................         2,875
   1,000    Applied Extrusion Technologies, Incorporated*...........................        12,625
   2,500    Bairnco Corporation.....................................................        12,812
   7,700    First Mississippi Corporation...........................................       196,350
   8,100    Foamex International Incorporated*......................................        57,713
  10,000    Gencorp Incorporated....................................................       117,500
   9,400    Griffon Corporation*....................................................        79,900
   5,600    Rexene Corporation......................................................        54,600
   2,800    Scotts Liquid Gold Incorporated.........................................         8,050
   1,900    Spartech Corporation....................................................        12,825
   5,600    Stepan Chemical Company.................................................        86,800
  16,600    Sterling Chemicals, Incorporated*.......................................       139,025
   1,000    Total Containment Incorporated*.........................................         4,500
   2,500    Triple S Plastics, Incorporated*........................................        16,563
   1,200    Unitil Corporation......................................................        24,300
   1,800    Wynn's International Incorporated.......................................        51,750
                                                                                      ------------
                                                                                           914,150
                                                                                      ------------
COAL AND URANIUM--0.55%
   7,100    Ashland Coal Incorporated...............................................       154,425
                                                                                      ------------
CONSTRUCTION--3.08%
   5,200    American Woodmark Corporation*..........................................        24,700
   1,700    Ameron, Incorporated....................................................        61,837
   1,700    Butler Manufacturing Company............................................        58,650
   3,300    Champion Enterprises, Incorporated*.....................................        99,000
     300    Drew Industries Incorporated New*.......................................         4,575

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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
CONSTRUCTION--(CONCLUDED)
   1,700    Eljer Industries, Incorporated*.........................................  $     13,387
   2,500    Florida Rock Industries, Incorporated...................................        66,250
   3,600    Genlyte Group, Incorporated*............................................        23,850
   2,300    Granite Construction Incorporated.......................................        63,825
   2,700    Green AP Industries, Incorporated.......................................        54,000
   1,300    ILC Technology Incorporated*............................................        13,325
     600    International Aluminum Corporation......................................        17,175
   1,200    Liberty Homes, Incorporated.............................................        14,400
   5,400    Lilly Industries, Incorporated..........................................        70,200
     600    Lindal Cedar Homes, Incorporated*.......................................         2,775
   4,900    Medusa Corporation......................................................       121,888
   1,400    NCI Building Systems Incorporated*......................................        32,200
     800    Shelter Components Corporation..........................................        13,100
     500    Somerset Group, Incorporated............................................         8,625
   5,000    Southdown, Incorporated*................................................        94,375
   1,000    Temtex Industries Incorporated*.........................................         4,374
                                                                                      ------------
                                                                                           862,511
                                                                                      ------------
CONSUMER DURABLES--3.26%
   1,800    Bush Industries Incorporated............................................        30,150
   3,800    Campo Electronics*......................................................        14,725
   1,400    Chromcraft Revington, Incorporated*.....................................        33,950
     500    Craftmade International Incorporated....................................         3,750
   1,200    Creative Technical Services Corporation*................................         2,700
     600    Douglas & Lomason Company...............................................         6,637
   9,600    Fedders USA Incorporated................................................        50,400
   1,700    HMI Industries Incorporated.............................................        21,674
   2,600    Haverty Furniture Companies, Incorporated...............................        37,050
     500    Huffman Koos Incorporated*..............................................         4,563
   2,600    Image Industries Incorporated*..........................................        28,600
  14,200    Interco Incorporated*...................................................       118,925
     800    International Jensen Incorporation*.....................................         5,600
   1,300    Knape & Vogt Manufacturing Company......................................        24,050
   3,400    Masland Corporation.....................................................        49,300
   2,400    O'Sullivan Industries...................................................        15,300
   1,100    Rex Stores Corporation*.................................................        19,250
   3,400    Rhodes, Incorporated New*...............................................        34,850
   1,400    River Oaks Furniture Incorporated*......................................         9,800
   2,200    Roberds Incorporated*...................................................        23,650
   4,000    Rowe Furniture Corporation..............................................        19,500
   1,200    Seaman Furniture Company, Incorporated*.................................        22,200

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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
CONSUMER DURABLES--(CONCLUDED)
   1,300    Stanley Furniture Company, Incorporated*................................  $     10,725
  11,700    Sun Television & Appliances, Incorporated...............................        64,350
   6,900    The Good Guys, Incorporated*............................................        71,588
   3,400    Toro Company............................................................       107,525
   3,700    Ultimate Electronics Incorporated*......................................        30,525
   1,200    Virco Manufacturing Corporation.........................................        12,150
   4,300    Windmere Corporation....................................................        25,800
   2,300    Winsloew Furniture Incorporated.........................................        13,513
                                                                                      ------------
                                                                                           912,800
                                                                                      ------------
CONTAINERS--0.17%
     600    Holopak Technologies Incorporated.......................................         3,300
   3,500    US Can Corporation*.....................................................        45,063
                                                                                      ------------
                                                                                            48,363
                                                                                      ------------
COSMETICS--0.13%
   1,500    Beauticontrol Cosmetics, Incorporated...................................        13,875
   2,400    Jean Phillippe Fragrances*..............................................        21,300
                                                                                      ------------
                                                                                            35,175
                                                                                      ------------
DOMESTIC PETROLEUM--0.13%
     800    Penn Virginia Corporation...............................................        25,600
     800    Prima Energy Corporation*...............................................        10,600
                                                                                      ------------
                                                                                            36,200
                                                                                      ------------
DRUGS, MEDICINE--0.54%
   1,700    Allou Health & Beauty Care, Incorporated*...............................        10,094
   4,700    Bindley Western Industries, Incorporated................................        84,012
   1,000    Chattem, Incorporated*..................................................         4,625
   6,000    Herbalife International Incorporated....................................        44,250
     800    Sullivan Dental Products Incorporated*..................................         7,400
                                                                                      ------------
                                                                                           150,381
                                                                                      ------------
ELECTRIC UTILITIES--2.61%
   3,500    Central Hudson Gas & Electric Corporation...............................       106,312
   4,500    Central Maine Power Company.............................................        60,750
   7,900    Central Vermont Public Service Corporation..............................       106,650
   3,100    Commonwealth Energy Systems*............................................       139,500
   6,200    Eastern Utilities Associates............................................       142,600
     600    Green Mountain Power Corporation........................................        16,575
     500    Maine Public Service Company............................................        10,500

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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
ELECTRIC UTILITIES--(CONCLUDED)
   2,000    Public Service Company Of New Mexico*...................................  $     35,250
   2,800    United Illuminating Company.............................................       104,300
     400    Upper Peninsula Energy Corporation......................................         7,800
                                                                                      ------------
                                                                                           730,237
                                                                                      ------------
ELECTRONICS--1.28%
   2,100    Bell Industries, Incorporated*..........................................        47,775
   1,200    CTS Corporation.........................................................        43,350
   1,200    Circuit Systems, Incorporated*..........................................         6,825
   1,100    FLIR Systems Incorporated*..............................................        14,300
   1,000    HEI, Incorporated*......................................................         5,875
   4,500    Integrated Circuit Systems Incorporated*................................        63,562
     400    M-Wave Incorporated*....................................................         2,700
   3,500    Numerex Corporation N.Y.*...............................................        24,063
   1,100    O.I. Corporation*.......................................................         3,025
   3,200    OPTI, Incorporated*.....................................................        32,000
   6,600    Pioneer Standard Electronics, Incorporated..............................        97,350
   1,600    Quality Semiconductor Incorporated*.....................................        12,800
     400    Sigmatron International, Incorporated*..................................         2,950
                                                                                      ------------
                                                                                           356,575
                                                                                      ------------
ENGINEERING & CONSTRUCTION--0.03%
   1,300    Starrett Corporation....................................................         9,831
                                                                                      ------------
FINANCIAL SERVICES--0.06%
     728    Investors Financial Services Corporation*...............................        14,191
     140    Investors Financial Services Corporation, Class A*......................         2,727
                                                                                      ------------
                                                                                            16,918
                                                                                      ------------
FOREST PRODUCTS--1.13%
   4,600    ABT Building Products Corporation*......................................        69,000
   6,100    Cameron Ashley Building*................................................        51,087
   1,300    National Picture & Frame Company*.......................................        12,025
   3,000    Patrick Industries Incorporated.........................................        39,750
     800    Tranzonic Companies*....................................................        11,400
   7,900    Triangle Pacific Corporation*...........................................       124,425
   1,000    Varitronic Systems, Incorporated*.......................................         9,500
                                                                                      ------------
                                                                                           317,187
                                                                                      ------------
GAS UTILITIES--0.51%
   1,400    Alatenn Resources, Incorporated.........................................        29,575

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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
GAS UTILITIES--(CONCLUDED)
     500    Chesapeake Utilities Corporation........................................  $      7,437
   2,000    Connecticut Energy Corporation..........................................        40,250
   2,200    Energen Corporation.....................................................        51,150
     800    Providence Energy Corporation...........................................        13,100
                                                                                      ------------
                                                                                           141,512
                                                                                      ------------
HEALTH (NON-DRUG)--1.87%
   2,500    Advanced Medical Incorporated*..........................................         7,656
   1,700    Advocate Services, Incorporated*........................................        17,638
   1,500    Allied Healthcare Products, Incorporated................................        26,625
   1,100    American Healthcorp Incorporated*.......................................        10,175
     600    Customedix Corporation*.................................................         1,125
   4,300    Geriatric & Medical Companies, Incorporated*............................        11,555
   2,000    Home Theater Products International Incorporated*.......................         1,125
   5,000    Integrated Health Services, Incorporated................................       110,625
     500    Lakeland Industries, Incorporated*......................................         1,813
     800    Medical Technology Systems Incorporated*................................         1,300
     700    NMR Of America, Incorporated*...........................................         2,625
  15,500    Novacare Incorporated*..................................................        91,063
     600    PSICOR-Canada, Incorporated*............................................        10,500
   3,100    Prime Medical Services, Incorporated *..................................        21,506
   7,700    Quantum Health Resources, Incorporated*.................................        71,706
   5,500    Sun Healthcare Group Incorporated*......................................        68,063
   1,000    Transworld Home Healthcare*.............................................        10,125
   2,500    United Wisconsin Services Incorporated..................................        57,188
                                                                                      ------------
                                                                                           522,413
                                                                                      ------------
HOTEL, RESTAURANTS--1.90%
   1,800    Black Hawk Gaming and Development Incorporated*.........................        10,800
   2,400    Chart House Enterprises Incorporated*...................................        15,600
   2,900    Davco Restaurants Incorporated*.........................................        34,075
   2,000    ELXSI Corporation*......................................................        11,000
   1,600    El Chico Restaurants, Incorporated*.....................................        14,400
   2,300    Krystal Company*........................................................        15,525
   6,900    Morrison Restaurants Incorporated.......................................       115,575
   8,400    Players International, Incorporated*....................................       111,300
   6,900    Ryan's Family Steak Houses, Incorporated*...............................        50,888
   2,200    Sholodge, Incorporated*.................................................        20,625
  11,600    Shoney's, Incorporated*.................................................       124,700
   1,500    Taco Cabana Incorporated*...............................................         8,063
                                                                                      ------------
                                                                                           532,551
                                                                                      ------------

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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
HOUSEHOLD--0.29%
   1,500    Celebrity Incorporated*.................................................  $      8,625
   5,300    Mikasa Incorporated*....................................................        72,875
                                                                                      ------------
                                                                                            81,500
                                                                                      ------------
IRON & STEEL--5.80%
     800    Atchinson Casting Corporation*..........................................        11,200
   1,200    Bayou Steel Corporation*................................................         5,250
  13,800    Birmingham Steel Corporation............................................       205,275
   3,600    Chaparral Steel Company.................................................        37,800
   8,000    Cleveland Cliffs Incorporated...........................................       313,000
   2,200    Cold Metal Products Incorporated*.......................................        10,175
   2,000    Insteel Industries, Incorporated........................................        13,250
   9,500    J&L Specialty Steel Incorporated........................................       156,750
   1,800    Kentucky Electric Steel Incorporated*...................................        17,100
   2,100    Laclede Steel Company*..................................................        15,225
  16,500    National Steel Corporation*.............................................       208,313
   1,500    New Jersey Steel Corporation*...........................................        13,875
   4,500    Olympic Steel Incorporated*.............................................        39,938
   2,300    Roanoke Electric Steel Corporation......................................        35,075
   8,800    Rouge Steel Company.....................................................       191,400
   3,200    Schnitzer Steel Industries Incorporated.................................        93,600
   4,600    Steel of West Virginia Incorporated.....................................        44,850
   3,000    Sudbury, Incorporated*..................................................        24,000
   1,700    Texas Industries, Incorporated..........................................        87,125
   5,500    Titan Wheel International...............................................        94,188
   1,000    Weirton Steel Corporation*..............................................         4,375
                                                                                      ------------
                                                                                         1,621,764
                                                                                      ------------
LEISURE, LUXURY--1.74%
  11,400    Aldila, Incorporated*...................................................        52,012
   1,000    Baldwin Piano & Organ Company*..........................................        12,000
   7,700    Casino America Incorporated*............................................        45,237
   1,300    First Team Sports Incorporated*.........................................        20,394
   6,800    Fossil Incorporated*....................................................        63,750
   2,100    Johnson Worldwide Associates, Incorporated*.............................        48,300
   1,300    Michael Anthony Jewelers, Incorporated*.................................         3,413
     800    North American Watch Corporation........................................        14,900
   3,100    Oneida Ltd..............................................................        53,863
   1,800    Oroamerica, Incorporated*...............................................         7,425
   6,400    Outboard Marine Corporation.............................................       131,200
   2,100    Rawlings Sporting Goods Company*........................................        16,013
   1,200    Swing 'n Slide Corporation*.............................................         4,950
   1,700    Variflex Incorporated...................................................        13,175
                                                                                      ------------
                                                                                           486,632
                                                                                      ------------

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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
LIFE INSURANCE--5.33%
   3,100    Allied Life Financial Corporation.......................................  $     53,475
  15,800    American Annuity Group Incorporated.....................................       173,800
   4,900    American Heritage Life Investment Corporation...........................        98,611
   3,300    Amvestors Financial Corporation.........................................        37,950
   3,400    Delphi Financial Group, Incorporated*...................................        68,850
   5,000    Home Beneficial Corporation.............................................       121,875
  12,900    John Alden Financial Corporation........................................       266,063
  13,900    Life Partners Group Incorporated........................................       172,013
   4,500    Life RE Corporation.....................................................        96,188
   8,200    Life USA Holdings Incorporated..........................................        70,725
     500    National Western Life Insurance Company*................................        26,625
   5,800    Security-Connecticut Company............................................       147,900
   6,300    Washington National Corporation.........................................       155,925
                                                                                      ------------
                                                                                         1,490,000
                                                                                      ------------
MACHINES--0.03%
   1,200    Stevens International Incorporated*.....................................         8,325
                                                                                      ------------
MEDIA--0.73%
   2,000    Applied Signal Technology*..............................................        10,000
   3,200    Carmike Cinemas Incorporated*...........................................        78,400
   1,400    Communications Cent Incorporated*.......................................         6,300
     400    Datron Systems Incorporated*............................................         7,800
  10,000    Handleman Company.......................................................        62,500
   3,300    Image Entertainment Incorporated*.......................................        22,275
   1,100    Raven Industries, Incorporated..........................................        17,188
                                                                                      ------------
                                                                                           204,463
                                                                                      ------------
MISCELLANEOUS FINANCE--1.54%
   1,600    Dwyer Group Incorporated*...............................................         4,200
   2,600    Eaton Vance Corporation.................................................        74,750
   1,100    Inter-Regional Financial Group Incorporated.............................        43,313
   1,500    Interstate Johnson Lane, Incorporated...................................        15,188
   1,000    Jefferies Group, Incorporated...........................................        42,500
   3,500    Morgan Keegan, Incorporated.............................................        43,313
   4,500    Piper Jaffray Companies, Incorporated...................................        57,375
     600    Refac Technology Developement Corporation*..............................         4,200
     900    Ryan Beck & Company.....................................................         6,750
     600    Scott & Stringfellow Financial, Incorporated............................         8,100
   2,300    Value Line Incorporated.................................................        77,625
   1,000    White River Corporation*................................................        34,500
   1,100    Winthrop Resources Corporation..........................................        18,150
                                                                                      ------------
                                                                                           429,964
                                                                                      ------------

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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
MISCELLANEOUS MINING & METALS--1.33%
   2,200    AFC Cable Systems, Incorporated*........................................  $     28,600
   7,900    Commercial Metals Company...............................................       185,650
     800    Davis Water & Waste Industries, Incorporated............................        12,600
  17,300    Envirosource Incorporated*..............................................        51,900
   5,100    Foster LB Company*......................................................        22,312
     800    Friedman Industries, Incorporated.......................................         3,000
   3,100    Global Industrial Technologies Incorporated*............................        55,025
   1,530    Zemex Corporation*......................................................        13,196
                                                                                      ------------
                                                                                           372,283
                                                                                      ------------
MOTOR VEHICLES--5.37%
   2,310    Autocam Corporation*....................................................        31,185
   9,600    Breed Technologies, Incorporated........................................       194,400
   3,400    Capco Automotive Products, Incorporated.................................        26,350
   3,300    Coachmen Industries, Incorporated.......................................        63,937
   1,500    Coast Distribution Systems*.............................................         8,811
   2,800    Defiance, Incorporated*.................................................        21,000
   2,000    Delfecta Shield Corporation.............................................        10,750
   3,200    Excel Industries, Incorporated..........................................        39,200
   1,700    Hayes Wheels International, Incorporated................................        45,475
   1,200    Hilite Industries Incorporated*.........................................        12,600
   2,600    Insurance Auto Auctions Incorporated*...................................        28,600
   4,400    Larizza Industries, Incorporated*.......................................        28,050
   1,200    Lund International Holdings, Incorporated*..............................        15,900
   1,100    Monaco Coach Corporation*...............................................        11,274
     700    National R.V. Holdings Incorporated*....................................         8,313
   1,200    Oshkosh Truck Corporation...............................................        17,700
   2,100    R & B Incorporated*.....................................................        13,913
   1,700    Republic Automotive Parts, Incorporated*................................        21,888
     400    Rexhall Industries, Incorporated*.......................................         2,000
   3,300    Shiloh Industries Incorporated*.........................................        37,950
   9,200    Simpson Industries, Incorporated........................................        86,250
  14,200    Smith AO Corporation....................................................       337,250
   3,900    Standard Motor Products Incorporated....................................        58,500
  11,000    Stant Corporation.......................................................       101,750
   2,900    Starcraft Industries*...................................................        14,500
   2,200    Supreme Industries, Incorporated*.......................................        17,738
  10,100    TBC Corporation*........................................................        70,700
   4,000    Thor Industries, Incorporated...........................................        66,500
   2,400    Walbro Corporation......................................................        46,800
   7,300    Williams Controls Incorporated*.........................................        20,075
   5,300    Winnebago Industries, Incorporated......................................        41,075
                                                                                      ------------
                                                                                         1,500,434
                                                                                      ------------

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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
OIL REFINING, DISTRIBUTION--0.58%
   1,300    Adams Resources & Energy, Incorporated..................................  $      8,692
   4,800    KCS Energy Incorporated.................................................        66,000
   1,100    Mercury Air Group, Incorporated.........................................         9,350
   9,300    Tesoro Petroleum Corporation*...........................................        77,888
                                                                                      ------------
                                                                                           161,930
                                                                                      ------------
OIL SERVICE--0.19%
   1,300    Global Industries Incorporated*.........................................        34,937
   2,100    RPC Energy Service, Incorporated*.......................................        16,800
                                                                                      ------------
                                                                                            51,737
                                                                                      ------------
OTHER INSURANCE--8.49%
   1,000    ACMAT Corporation*......................................................        12,250
   4,700    Acceptance Insurance Company, Incorporated*.............................        68,737
   5,400    Alfa Corporation........................................................        59,400
   2,600    Allied Group Incorporated...............................................        92,300
   2,100    American Eagle Group Incorporated.......................................        20,213
     500    American Indemnity Financial Corporation................................         4,750
   2,800    American Travellers Corporation*........................................        70,000
     500    Amwest Insurance Group, Incorporated....................................         8,687
   9,000    Capitol American Financial Corporation..................................       184,500
   3,800    Capital Re Corporation..................................................       114,000
   1,600    Central Reserve Life Corporation........................................        15,000
   4,900    Commerce Group Incorporated*............................................       103,512
     600    Donegal Group Incorporated..............................................        10,950
   2,600    EMC Insurance Group, Incorporated.......................................        31,850
   4,100    Enhance Financial Services Group Incorporated...........................        98,912
   1,800    First Central Financial Corporation.....................................        12,263
   3,000    Foremost Corporation of America.........................................       147,000
   2,400    Fremont General Corporation*............................................        82,800
   3,045    Gainsco Incorporated....................................................        31,211
   9,600    Guaranty National Corporation New*......................................       139,200
   3,800    Harleysville Group Incorporated.........................................       111,625
   1,800    Home State Holdings Incorporated*.......................................        15,075
   8,100    Integon Corporation.....................................................       137,700
   1,000    Intercargo Corporation..................................................         9,500
   1,700    JPE Incorporated*.......................................................        18,275
   2,100    MAIC Holdings, Incorporated*............................................        66,150
   1,600    Meridian Insurance Group, Incorporated..................................        24,400
     700    Midland Financial Group Incorporated....................................         8,050
   3,500    Nymagic Incorporated....................................................        58,187
   3,600    Orion Capital Corporation...............................................       150,300
   5,900    PXRE Corporation........................................................       143,076
   2,400    Pacific Rim Holdings Company*...........................................         6,300

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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
OTHER INSURANCE--(CONCLUDED)
     800    Pioneer Financial Services, Incorporated................................  $     13,300
   1,700    Scor US Corporation.....................................................        25,713
   3,100    Transnational Re Corporation............................................        82,150
     900    Trenwick Group Incorporated.............................................        46,125
   8,200    United Insurance Companies, Incorporated*...............................       142,475
   1,300    Westbridge Capital Corporation*.........................................         7,800
                                                                                      ------------
                                                                                         2,373,736
                                                                                      ------------
PAPER--0.81%
  18,500    Gaylord Container Corporation*..........................................       171,125
   2,700    Republic Gypsum Company.................................................        34,763
   1,700    Specialty Paperboard Incorporated*......................................        20,825
                                                                                      ------------
                                                                                           226,713
                                                                                      ------------
POLLUTION CONTROL--0.27%
   1,900    Harding Lawson Associates Group Incorporated*...........................        12,588
   2,500    Sevenson Environmental Services, Ltd....................................        45,000
   1,300    Smith Environmental Technologies Corporation*...........................         5,362
   2,100    TRC Companies, Incorporated*............................................        12,338
                                                                                      ------------
                                                                                            75,288
                                                                                      ------------
PRODUCERS' GOODS--6.91%
   4,000    AAON Incorporated*......................................................        25,500
     700    ABS Industries, Incorporated............................................         6,125
   5,500    ACME Metals Incorporated*...............................................        83,875
   2,600    AM International, Incorporated New*.....................................        18,850
   3,300    Aeroflex, Incorporated*.................................................        14,850
   2,200    Allied Products Corporation.............................................        45,925
   5,800    Amcast Industrial Corporation...........................................       107,300
   2,300    American United Global Incorporated*....................................         8,050
     800    Amistar Corporation*....................................................         6,100
   2,800    Amtrol Incorporated.....................................................        46,200
   5,200    Astec Industries, Incorporated*.........................................        56,550
   1,300    Aztec Manufacturing Company.............................................         4,550
   2,800    Barnes Group Incorporated...............................................       108,500
   6,900    Brenco Incorporated.....................................................        72,450
   5,300    CMI Corporation*........................................................        27,162
   6,200    Cascade Corporation.....................................................        89,125
  10,400    Commercial Intertech Corporation........................................       184,600
   2,200    Core Industries Incorporated............................................        30,250
   7,200    Detroit Diesel Corporation*.............................................       131,400
   2,000    Durakon Industries, Incorporated*.......................................        27,500
     900    ECC International Incorporated*.........................................         9,225

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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
PRODUCERS' GOODS--(CONCLUDED)
   2,700    Ellett Brothers Incorporated............................................  $     21,600
   1,200    Farr Company*...........................................................         9,300
   1,500    Gehl Company*...........................................................        10,688
     500    Hein-Werner Corporation*................................................         2,250
   5,200    IMO Industries Incorporated*............................................        37,050
     700    Krug International Corporation*.........................................         2,100
   3,700    Kysor Industrial Corporation............................................        85,100
   4,000    Lamson & Sessions Company*..............................................        28,000
   1,200    Lindberg Corporation....................................................         8,100
   1,100    McClain Industries, Incorporated*.......................................         5,500
     500    McRae Industries, Incorporated..........................................         3,813
   2,600    Mestek, Incorporated*...................................................        28,600
   1,600    Nacco Industries, Incorporated..........................................        91,200
   4,200    Nortek, Incorporated*...................................................        39,900
   5,600    Park Ohio Industries Incorporated*......................................        72,800
     300    Pitt-Des Moines, Incorporated...........................................        11,475
   1,200    Portec, Incorporated*...................................................        11,550
   1,100    Quad Systems Corporation*...............................................         9,213
   6,900    Quanex Corporation......................................................       135,413
   2,600    Raymond Corporation*....................................................        53,950
   3,100    Scotsman Industries, Incorporated.......................................        51,150
     500    Simmons Outdoor Corporation*............................................         5,063
   1,000    Speizman Industries, Incorporated*......................................         2,875
   3,400    Starrett LS Company.....................................................        79,475
     600    Twin Disc, Incorporated.................................................        13,725
     500    Valley Forge Corporation................................................         9,000
                                                                                      ------------
                                                                                         1,932,977
                                                                                      ------------
PUBLISHING--0.38%
   1,400    Educational Insights, Incorporated*.....................................         4,900
   2,800    Graphic Industries, Incorporated........................................        29,050
   2,000    Plenum Publishing Corporation...........................................        72,500
                                                                                      ------------
                                                                                           106,450
                                                                                      ------------
RAILROADS, TRANSIT--0.21%
   3,600    Johnstown American Industries Incorporated*.............................        19,350
     500    Providence & Worchester Railroad Company................................         3,563
   1,400    Varlen Corporation......................................................        36,750
                                                                                      ------------
                                                                                            59,663
                                                                                      ------------

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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
REAL PROPERTY--1.05%
     100    Amrep Corporation*......................................................  $        562
   2,700    Engle Homes, Incorporated...............................................        22,612
   2,900    Fairfield Communities, Incorporated*....................................        20,662
   2,600    M.D.C. Holdings, Incorporated...........................................        17,225
     600    Oriole Homes Corporation*...............................................         3,300
   7,000    Schuler Homes Incorporated*.............................................        63,000
   2,900    US Home Corporation New*................................................        75,400
   1,000    Washington Homes, Incorporated New*.....................................         5,000
   4,200    Webb Delaware Corporation...............................................        85,050
                                                                                      ------------
                                                                                           292,811
                                                                                      ------------
RETAIL (ALL OTHER)--7.61%
   1,600    Advanced Marketing Services, Incorporated*..............................        14,600
   5,300    Ames Department Stores, Incorporated*...................................         8,612
   2,600    Barry's Jewelers, Incorporated*.........................................        10,400
   2,400    Big B, Incorporated.....................................................        24,300
   5,300    Blair Corporation.......................................................       164,962
   7,500    Bon Ton Stores, Incorporated*...........................................        42,187
   2,000    CML Group Incorporated..................................................        12,250
   2,600    Cache, Incorporated*....................................................         9,425
   3,300    Caldor Corporation*.....................................................        13,612
   6,800    Carson Pirie Scott & Company*...........................................       135,150
   6,200    Cash America International, Incorporated................................        34,100
   5,200    Catherines Stores Corporation*..........................................        42,250
   1,800    DIY Home Warehouse Incorporated*........................................         7,875
   4,500    Designs, Incorporated*..................................................        35,437
   1,400    Elek-Tek, Incorporated*.................................................         4,375
   2,500    Fabri-Centers Of America, Incorporated*.................................        36,562
   4,600    Finish Line, Incorporated*..............................................        41,400
   1,000    First Cash Incorporated*................................................         3,750
   2,000    Gantos Incorporated*....................................................         4,625
   2,600    Genovese Drug Stores, Incorporated......................................        31,200
   4,600    Hills Stores Company*...................................................        54,050
   2,600    Hi-Lo Automotive Incorporated*..........................................        14,625
   3,000    Inacom Corporation*.....................................................        39,750
   4,200    Intertan Incorporated*..................................................        35,175
   3,900    J. Baker, Incorporated..................................................        24,862
   2,000    Little Switzerland, Incorporated*.......................................         7,750
  10,800    MacFrugals Bargains Closeout Incorporated*..............................       141,750
  10,400    Michaels Stores, Incorporated*..........................................       171,600

                                       37
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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
RETAIL (ALL OTHER)--(CONCLUDED)
     900    Pamida Holdings Corporation*............................................  $      3,488
  14,300    Payless Cashways, Incorporated*.........................................        60,775
     900    Rag Shops, Incorporated*................................................         1,913
   1,200    Schottenstein Homes Incorporated*.......................................        13,650
  29,400    Service Merchandise Company, Incorporated*..............................       180,075
  15,400    Shopko Stores Incorporated..............................................       175,175
     700    Spec's Music, Incorporated*.............................................         1,400
   8,600    Sportmart, Incorporated*................................................        42,463
   5,800    Sports & Recreation, Incorporated*......................................        40,600
     700    Strober Organization Incorporated.......................................         2,756
   2,400    Strouds, Incorporated*..................................................         9,600
   8,500    The Cato Corporation New................................................        60,562
   6,300    The Dress Barn*.........................................................        58,274
   1,400    Trak Auto Corporation*..................................................        21,700
   4,400    Venture Stores Incorporated*............................................        15,950
   9,800    Waban Incorporated*.....................................................       181,300
     800    Wickes Lumber Company*..................................................         5,000
   3,200    Wolohan Lumber Company..................................................        28,800
   2,300    Younkers Incorporated*..................................................        57,788
                                                                                      ------------
                                                                                         2,127,903
                                                                                      ------------
RETAIL (FOOD)--0.76%
   1,904    Carr Gottstein Foods Company*...........................................        10,235
   3,500    Marsh Supermarkets Incorporated*........................................        47,250
   6,100    Smiths Food & Drug Centers, Incorporated................................       147,162
   1,300    Western Beef, Incorporated*.............................................         7,150
                                                                                      ------------
                                                                                           211,797
                                                                                      ------------
SERVICES--2.83%
   1,300    Amplicon Incorporated...................................................        18,525
   6,400    CDI Corporation*........................................................       118,400
   1,300    Computer Data Systems, Incorporated*....................................        18,362
   1,200    EA Engineering Science & Technology, Incorporated*......................         4,500
   2,600    Earth Technology Corporation *..........................................        15,600
     700    Ecology & Environment, Incorporated.....................................         5,424
   8,900    Interpool, Incorporated*................................................       150,188
   2,000    Isomedix Incorporated*..................................................        28,500
   2,600    Kinder-Care Learning Centers, Incorporated*.............................        31,850
   5,400    McGrath Rentcorp........................................................        97,200
   1,300    PCI Services, Incorporated*.............................................        13,000
     600    Personnel Management, Incorporated*.....................................         5,850

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--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONTINUED)
SERVICES--(CONCLUDED)
  13,400    Rollins Truck Leasing Corporation.......................................  $    134,000
   2,000    Selective Insurance Group, Incorporated.................................        76,000
   3,400    Treadco, Incorporated...................................................        21,250
   4,800    Triad Systems Corporation*..............................................        26,400
   1,300    United American Healthcare Company*.....................................        13,812
   1,800    URS Corporation*........................................................        12,375
                                                                                      ------------
                                                                                           791,236
                                                                                      ------------
SOAPS, HARDWARE--0.64%
   6,200    American Safety Razor Company*..........................................        53,475
     400    Dixon Ticonderoga Company*..............................................         2,350
     600    Eastern Company.........................................................         6,750
   5,600    Ekco Group Incorporated.................................................        33,600
   2,100    Libbey Incorporated.....................................................        47,513
   3,100    Pentech International, Incorporated*....................................         8,138
   1,000    Sybron Chemicals Incorporated*..........................................        12,750
   1,100    Transtechnology Corporation.............................................        13,200
                                                                                      ------------
                                                                                           177,776
                                                                                      ------------
TELEPHONE AND TELEGRAMS--0.09%
   5,300    General Communications, Incorporated*...................................        23,850
                                                                                      ------------
THRIFT INSTITUTIONS--3.13%
     750    Anchor Bancorp Wisconsin Incorporated*..................................        26,812
   8,800    Bankers Corporation.....................................................       150,150
     700    Boston Bancorp..........................................................         5,812
   1,100    Eagle Financial Corporation.............................................        30,525
     500    Grove Bank of Brighton Massachusetts....................................        12,000
   1,500    Leader Financial Corporation............................................        56,813
     700    MAF Bancorp Incorporated................................................        17,675
   3,300    New York Bancorp Incorporated...........................................        66,825
   1,000    Pulse Bancorp, Incorporated.............................................        17,250
   1,000    Queens County Bancorp...................................................        40,250
   8,100    Roosevelt Financial Group, Incorporated.................................       137,700
  25,800    Sovereign Bancorp, Incorporated.........................................       270,900
   1,400    Sterling Financial Corporation..........................................        19,250
     400    Washington Savings Bank FSB.............................................         2,200
                                                                                      ------------
                                                                                           874,162
                                                                                      ------------
TIRE AND RUBBER--0.11%
   1,600    American Biltrite Incorporated..........................................        30,800
                                                                                      ------------

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--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             ------------
COMMON STOCKS--(CONCLUDED)
TRANSPORT BY WATER--0.14%
     875    International Shipholding Corporation...................................  $     16,844
   2,400    Maritrans Incorporated..................................................        12,600
     300    Oglebay Norton & Company................................................        10,800
                                                                                      ------------
                                                                                            40,244
                                                                                      ------------
TRANSPORTATION--0.08%
   1,700    MTL, Incorporated*......................................................        22,313
                                                                                      ------------
TRUCKING, FREIGHT--1.59%
   3,200    Allied Holdings, Incorporated*..........................................        32,000
   5,500    Arkansas Best Corporation...............................................        44,688
     900    Cannon Express Incorporated*............................................         9,450
   3,600    Landstar Systems Incorporated*..........................................        92,700
     800    Marten Transport Ltd.*..................................................        12,000
   2,700    Matlock Systems, Incorporated*..........................................        23,963
   1,700    Old Dominion Freight Lines, Incorporated*...............................        17,000
   2,000    Sunrise Leasing Corporation.............................................         6,500
   9,300    TNT Freightways Corporation.............................................       183,675
   2,900    Trism Incorporated*.....................................................        23,200
                                                                                      ------------
                                                                                           445,176
                                                                                      ------------
WHOLESALE--0.10%
   1,900    World Fuel Services Corporation.........................................        27,075
                                                                                      ------------
Total Common Stocks (cost--$25,708,601).............................................    25,462,671
                                                                                      ------------
PRINCIPAL
 AMOUNT                                                       MATURITY            INTEREST
  (000)                                                         DATE                RATE
---------                                               --------------------   --------------
REPURCHASE AGREEMENT--12.42%
 $  3,472   Repurchase Agreement dated 11/30/95 with
             State Street Bank & Trust Company,
             collateralized by
             $3,458,263 U.S. Treasury Notes, 6.000%,
             due
             08/31/97; proceeds: $3,472,506
            (cost--$3,472,000).........................       12/01/95             5.250%          3,472,000
                                                                                                 -----------

Total Investments (cost--$29,180,601)--103.48%.........                                           28,934,671

Liabilities in excess of other assets--(3.48%).........                                             (972,720)
                                                                                                 -----------

Net Assets--100.00%....................................                                          $27,961,951
                                                                                                 -----------
                                                                                                 -----------

------------

*     Non-income producing security

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             -----------
COMMON STOCKS--85.36%
APPAREL, TEXTILES--1.39%
   8,800    Fila Holdings SPA ADR..................................................   $   423,500
                                                                                      -----------
BANKS--0.58%
   5,500    Charter One Financial Incorporated ....................................       176,000
                                                                                      -----------
BUSINESS MACHINES--2.38%
  15,800    3Com Corporation*......................................................       722,850
                                                                                      -----------
CHEMICALS--1.21%
  30,000    NL Industries Incorporated* ...........................................       367,500
                                                                                      -----------
COMPUTERS & OFFICE EQUIPMENT--0.17%
  10,000    Syncronys Softcorp*....................................................        52,500
                                                                                      -----------
CONSUMER DURABLES--1.77%
  27,000    Williams-Sonoma Incorporated*..........................................       540,000
                                                                                      -----------
CONTAINERS--1.54%
  13,000    Aptargroup Incorporated ...............................................       468,000
                                                                                      -----------
DATA PROCESSING--0.77%
   9,500    Transaction Network Services Incorporated*.............................       232,750
                                                                                      -----------
DRUGS, MEDICINE--6.02%
  15,000    Cygnus Corporation*....................................................       234,375
  14,000    IDEXX Labs Incorporated* ..............................................       623,000
  55,000    Quidel Corporation*....................................................       323,125
  20,000    Rexall Sundown Incorporated*...........................................       390,000
  21,000    SEQUUS Pharmaceuticals*................................................       262,500
                                                                                      -----------
                                                                                        1,833,000
                                                                                      -----------
ELECTRONICS--3.83%
  38,000    Alpha Industries Incorporated* ........................................       560,500
  11,000    KEMET Corporation*.....................................................       335,500
   4,200    Teradyne Incorporated*.................................................       109,725
   9,500    Triquint Semiconductor Incorporated*...................................       159,125
                                                                                      -----------
                                                                                        1,164,850
                                                                                      -----------
ELECTRONICS/ELECTRICAL--0.60%
   5,000    Merix Corporation*.....................................................       181,250
                                                                                      -----------
HEALTHCARE--1.53%
  20,000    CRA Managed Care Incorporated*.........................................       465,000
                                                                                      -----------
HEALTH (NON-DRUG)--16.35%
  20,000    Apria Healthcare Group Incorporated*...................................       605,000
  21,000    Avecor Cardiovascular*.................................................       330,750

                                       41
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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             -----------
COMMON STOCKS--(CONTINUED)
HEALTH (NON-DRUG)--(CONCLUDED)
  20,000    Circon Corporation*....................................................   $   438,750
  10,000    Conmed Corporation*....................................................       315,000
  17,000    Genesis Health Ventures Incorporated*..................................       554,625
  40,000    Horizon CMS Healthcare Corporation*....................................       865,000
  15,000    National Surgery Centers Incorporated*.................................       318,750
  10,000    Nellcor Puritan Bennett Incorporated*..................................       575,000
  23,900    Quorum Healthcare Group Incorporated*..................................       516,837
  20,000    Summit Care Corporation*...............................................       455,000
                                                                                      -----------
                                                                                        4,974,712
                                                                                      -----------
HOTELS, RESTAURANTS--1.58%
  20,000    Quality Dining Incorporated*...........................................       480,000
                                                                                      -----------
LEISURE, LUXURY--2.89%
  11,400    Premiere Radio Networks Incorporated*..................................       188,100
  35,000    Sinclair Broadcast Group Incorporated*.................................       691,250
                                                                                      -----------
                                                                                          879,350
                                                                                      -----------
MEDIA--2.94%
  31,000    Spelling Entertainment Group Incorporated* ............................       410,750
  10,000    Viacom Inc. Class B*...................................................       482,500
                                                                                      -----------
                                                                                          893,250
                                                                                      -----------
MEDICAL SUPPLIES--1.13%
  25,000    Lecroy Corporation*....................................................       343,750
                                                                                      -----------
MISCELLANEOUS FINANCE--1.64%
  35,000    Mercury Finance Company................................................       498,750
                                                                                      -----------
OIL SERVICE--2.96%
  20,000    Energy Ventures Incorporated* .........................................       420,000
  19,000    Weatherford Enterra Incorporated* .....................................       482,125
                                                                                      -----------
                                                                                          902,125
                                                                                      -----------
OTHER INSURANCE--1.55%
  10,000    Mercury General Corporation ...........................................       472,500
                                                                                      -----------
PRODUCERS' GOODS--6.32%
  14,000    Aspect Telecommunications*.............................................       476,000
  10,000    Danaher Corporation ...................................................       307,500
  25,700    DSC Communications Corporation*........................................     1,018,363
   6,000    Insignia Solutions plc ADR*............................................       122,250
                                                                                      -----------
                                                                                        1,924,113
                                                                                      -----------
RETAIL--1.40%
  20,000    De Rigo S P A ADR*.....................................................       425,000
                                                                                      -----------

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
NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                             -----------
COMMON STOCKS--(CONCLUDED)
SERVICES--20.46%
   9,000    Adobe Systems Incorporated ............................................   $   608,625
  10,000    America Online Incorporated*...........................................       408,750
  15,000    Ceridian Corporation*..................................................       630,000
   5,000    Computer Sciences Corporation*.........................................       363,750
  50,000    Computervision Corporation*............................................       625,000
  33,500    Firefox Communications Incorporated*...................................       728,625
  15,000    Microtec Research Incorporated*........................................       198,750
  17,000    Novell Incorporated*...................................................       286,875
  42,000    ON Technology Corporation*.............................................       609,000
  34,000    Platinum Software Corporation*.........................................       229,500
  10,000    Service Corporation International......................................       406,250
  20,000    Softkey International Incorporated*....................................       675,000
  14,400    Spectrum Holobyte Incorporated*........................................       124,200
  12,400    Wonderware Corporation*................................................       331,700
                                                                                      -----------
                                                                                        6,226,025
                                                                                      -----------
SOAPS, HARDWARES--2.10%
  14,000    First Brands Corporation ..............................................       640,500
                                                                                      -----------
TELECOM SERVICES & EQUIPMENT--2.25%
  14,000    Adtran Incorporated*...................................................       686,000
                                                                                      -----------
                                                                                       25,973,275
Total Common Stocks (cost--$25,816,181)............................................
                                                                                      -----------

PRINCIPAL
  AMOUNT                                                      MATURITY             INTEREST
  (000)                                                         DATE                 RATE
----------                                              --------------------    --------------
REPURCHASE AGREEMENT--18.41%
    $5,601  Repurchase Agreement dated 11/30/95 with
             State
             Street Bank & Trust Company,
             collateralized by
             $5,578,965 U.S. Treasury Notes, 6.000%,
             due 08/31/97;
             proceeds: $5,601,817 (cost--$5,601,000)...       12/01/95              5.250%          5,601,000
                                                                                                  -----------
Total Investments (cost--$31,417,181)--103.77%.........                                            31,574,275

Liabilities in excess of other assets--(3.77)%.........                                            (1,148,139)
                                                                                                  -----------
Net Assets--100.00%....................................                                           $30,426,136
                                                                                                  -----------
                                                                                                  -----------

------------

*   Non-income producing security
ADR American Depositary Receipt

                 See accompanying notes to financial statements

                                       43
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
NUMBER OF
  SHARES                                                                                 VALUE
----------                                                                            -----------
COMMON STOCKS--85.89%
ARGENTINA--0.83%
ENERGY UTILITIES--0.83%
    3,200    Capex S.A. GDR........................................................   $   103,200
                                                                                      -----------
AUSTRALIA--2.21%
BASIC INDUSTRIES--2.21%
   20,200    Broken Hill Proprietary Company, Ltd..................................       274,650
                                                                                      -----------
AUSTRIA--1.72%
TRANSPORTATION & STORAGE--1.72%
    3,100    Flughafen Wien AG.....................................................       213,562
                                                                                      -----------
BRAZIL--2.02%
ENERGY UTILITIES--2.02%
    7,000    Centrais Electricas Brasileiras S.A. ADR*.............................        96,250
    8,600    Telecomunicacoes Brasileiras S.A. ADR.................................       153,600
                                                                                      -----------
                                                                                          249,850
                                                                                      -----------
FRANCE--4.31%
CAPITAL GOODS--2.23%
    7,500    Schneider S.A. .......................................................       275,924
                                                                                      -----------
CONSUMER GOODS & SERVICES--2.08%
    2,000    Peugeot S.A...........................................................       258,491
                                                                                      -----------
Total France Common Stocks.........................................................       534,415
                                                                                      -----------
GERMANY--3.63%
BASIC INDUSTRIES--1.46%
      700    Hoechst AG............................................................       181,159
                                                                                      -----------
UTILITIES--2.17%
    6,600    Veba AG...............................................................       269,239
                                                                                      -----------
Total Germany Common Stocks........................................................       450,398
                                                                                      -----------
HONG KONG--7.65%
COMMERCIAL BANKS & OTHER BANKS--2.24%
   18,858    HSBC Holdings plc.....................................................       277,937
                                                                                      -----------
DIVERSIFIED HOLDING COMPANY--2.32%
   51,000    Hutchison Whampoa, Ltd. ..............................................       288,135
                                                                                      -----------
REAL ESTATE--1.51%
  196,000    Amoy Properties, Ltd. ................................................       187,514
                                                                                      -----------
UTILITIES--1.58%
   41,500    China Light & Power Company, Ltd. ....................................       195,297
                                                                                      -----------
]Total Hong Kong Common Stocks.....................................................       948,883
                                                                                      -----------
ITALY--1.75%
CONSUMER GOODS & SERVICES--1.75%
   38,800    La Rinascente.........................................................       217,393
                                                                                      -----------

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
NUMBER OF
  SHARES                                                                                 VALUE
----------                                                                            -----------
COMMON STOCKS--(CONTINUED)
JAPAN--26.59%
CHEMICALS--3.43%
   32,000    Asahi Chemical Industry Company, Ltd..................................   $   239,017
    9,000    Shin-Etsu Chemical Company, Ltd.......................................       185,749
                                                                                      -----------
                                                                                          424,766
                                                                                      -----------
 COMPUTERS/OFFICE/TELECOM EQUIPMENT--1.81%
       28    DDI Corporation.......................................................       225,101
                                                                                      -----------
 CONSTRUCTION & BUILDING MATERIALS--1.63%
   15,000    Sumitomo Forestry Company, Ltd. ......................................       201,966
                                                                                      -----------
ELECTRONICS/CONTROL EQUIPMENT--7.82%
   12,000    Cannon, Incorporated..................................................       211,106
   20,000    Hitachi, Ltd.*........................................................       202,457
    3,000    Kyocera Corporation...................................................       237,346
    6,000    Sony Corporation......................................................       318,428
                                                                                      -----------
                                                                                          969,337
                                                                                      -----------
FINANCIAL INSTITUTIONS & SERVICES--2.00%
   18,000    Sumitomo Trust & Banking Company, Ltd.................................       247,666
                                                                                      -----------
HEAVY ENGINEERING/SHIPBUILDING--2.19%
   34,000    Mitsubishi Heavy Industries, Ltd. ....................................       270,998
                                                                                      -----------
RETAIL TRADE--1.78%
    4,000    Ito-Yokado Company, Ltd...............................................       220,934
                                                                                      -----------
TRANSPORTATION & STORAGE--3.58%
   24,000    Kamigumi Company, Ltd. ...............................................       218,653
   26,000    Nippon Express Corporation, Ltd.......................................       225,631
                                                                                      -----------
                                                                                          444,284
                                                                                      -----------
WHOLESALE TRADE--2.35%
   44,000    Itochu Corporation....................................................       291,892
                                                                                      -----------
Total Japan Common Stocks..........................................................     3,296,944
                                                                                      -----------
MALAYSIA--3.85%
CONSUMER GOODS & SERVICES--2.18%
   22,000    Edaran Otomobil Nasional Berhad.......................................       157,824
   13,000    Genting Berhad........................................................       112,219
                                                                                      -----------
                                                                                          270,043
                                                                                      -----------
FINANCE/INSURANCE/REAL ESTATE--1.67%
   20,000    AMMB Holdings Berhad..................................................       206,937
                                                                                      -----------
 Total Malaysia Common Stocks......................................................       476,980
                                                                                      -----------
MEXICO--2.53%
BASIC INDUSTRIES--1.28%
   39,250    Apasco, S.A. de C.V...................................................       158,875
                                                                                      -----------
 CAPITAL GOODS--1.25%
   29,200    Grupo Industrial San Luis S.A.*.......................................       154,816
                                                                                      -----------
 Total Mexico Common Stocks........................................................       313,691
                                                                                      -----------

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--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                 VALUE
----------                                                                            -----------

COMMON STOCKS--(CONTINUED)
NETHERLANDS--1.97%
 CONSUMER GOODS & SERVICES--1.97%
    2,900    Wolters Kluwer N.V....................................................   $   244,637
                                                                                      -----------
SINGAPORE--4.10%
CONSUMER GOODS & SERVICES--2.40%
   25,700    Jardine Matheson......................................................       155,485
    9,000    Singapore Press Holdings, Ltd.........................................       142,290
                                                                                      -----------
                                                                                          297,775
                                                                                      -----------
 FINANCE/INSURANCE/REAL ESTATE--1.70%
   18,000    Developement Bank Singapore, Ltd. ....................................       210,564
                                                                                      -----------
 Total Singapore Common Stocks.....................................................       508,339
                                                                                      -----------
SPAIN--3.01%
CONSUMER GOODS & SERVICES--1.32%
    7,300    Continente Cent Company...............................................       163,762
                                                                                      -----------
 FINANCE/INSURANCE/REAL ESTATE--1.69%
    4,500    Banco de Santander S.A................................................       209,931
                                                                                      -----------
Total Spain Common Stocks..........................................................       373,693
                                                                                      -----------
]SWITZERLAND--2.06%
CONSUMER GOODS & SERVICES--2.06%
      240    Nestle S.A.-Registered................................................       255,823
                                                                                      -----------
THAILAND--1.66%
FINANCE/INSURANCE/REAL ESTATE--1.66%
   59,000    Thai Military Bank Public Company, Ltd................................       206,359
                                                                                      -----------
UNITED KINGDOM--16.00%
BANKS--1.91%
   38,000    TSB Group plc.........................................................       237,064
                                                                                      -----------
BUILDING MATERIALS & MERCHANDISE--1.91%
   34,000    Wolseley plc..........................................................       236,314
                                                                                      -----------
ELECTRICITY--1.87%
   17,000    East Midland Electricity plc*.........................................       232,279
                                                                                      -----------
FOOD MANUFACTURERS--2.03%
   13,000    Unilever plc..........................................................       252,059
                                                                                      -----------
LEISURE & HOTELS--1.92%
  109,000    Ladbroke Group........................................................       238,625
                                                                                      -----------
PHARMACEUTICALS--1.83%
   17,000    Glaxo Wellcome plc, ADR...............................................       226,814
                                                                                      -----------
RETAIL, FOOD--1.92%
   50,000    Argyll Group..........................................................       238,059
                                                                                      -----------

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--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                 VALUE
----------                                                                            -----------
COMMON STOCKS--(CONCLUDED)
UNITED KINGDOM--(CONCLUDED)
TELECOMMUNICATIONS--0.73%
   13,000    Cable & Wireless, Ltd. ...............................................   $    90,256
                                                                                      -----------
TRANSPORTATION--1.88%
   33,000    British Airways.......................................................       232,394
                                                                                      -----------
Total United Kingdom Common Stocks.................................................     1,983,864
                                                                                      -----------
Total Common Stocks (cost--$10,648,544)............................................    10,652,681
                                                                                      -----------

PRINCIPAL
 AMOUNT                                                       MATURITY             INTEREST
  (000)                                                        DATES                RATES
---------                                               --------------------    --------------
LONG-TERM DEBT SECURITIES--0.90%
$     100   MBL International Finance
            (cost--$105,250)...........................       11/30/02               3.000%           111,000
                                                                                                  -----------

REPURCHASE AGREEMENT--]12.39%
    1,536   Repurchase Agreement dated 11/30/95 with
             State Street Bank & Trust Company,
             collateralized by $1,529,923 U.S. Treasury
             Notes, 6.000%, due 08/31/97; proceeds:
            $1,536,224 (cost--$1,536,000)..............       12/01/95              5.250           1,536,000
                                                                                                  -----------
Total Investments (cost--$12,289,794)--99.18%..........                                            12,299,681
Other assets in excess of liabilities--0.82%...........                                               102,197
                                                                                                  -----------
Net Assets--100.00%....................................                                           $12,401,878
                                                                                                  -----------
                                                                                                  -----------

------------

*     Non-income producing security
GDR   Global Depositary Receipt
ADR   American Depositary Receipt

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                        UNREALIZED
                                        CONTRACT TO                       MATURITY     APPRECIATION
                                          DELIVER      IN EXCHANGE FOR     DATES      (DEPRECIATION)
                                        -----------    ---------------    --------    --------------
  German Deutschemarks...............       250,250     US$   174,257     12/01/95       $ (1,229)
  Japanese Yen.......................    80,669,760     US$   816,000     02/14/96         13,970
  Japanese Yen.......................   100,918,440     US$ 1,008,000     02/14/96          4,655
                                                                                           ------
                                                                                         $ 17,396
                                                                                           ------
                                                                                           ------

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--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                             ----------
COMMON STOCKS--79.85%
ARGENTINA--2.88%
INTERNATIONAL OIL--1.29%
  67,000    Astra Cia Argentina ARA Class B........................................   $  113,946
                                                                                      ----------
MISCELLANEOUS--1.59%
  29,000    Naviera Perez Comp Class B.............................................      140,706
                                                                                      ----------
Total Argentina Common Stocks......................................................      254,652
                                                                                      ----------
BRAZIL--1.31%
CONSTRUCTION--0.29%
   3,000    Usiminas Siderur Sponsor ADR...........................................       25,500
                                                                                      ----------
MEDIA--1.02%
  10,000    Aracruz Celulose ADR...................................................       90,000
                                                                                      ----------
Total Brazil Common Stocks.........................................................      115,500
                                                                                      ----------
CHILE--4.68%
BANKS--1.12%
   8,000    Banco Osorno Y La Un ADS...............................................       99,000
                                                                                      ----------
MEDIA--2.53%
   3,100    Companhia De Telecomucicac ADR.........................................      223,588
                                                                                      ----------
RETAIL (ALL OTHER)--1.03%
   3,800    Santa Isabel ADS.......................................................       90,725
                                                                                      ----------
Total Chile Common Stocks..........................................................      413,313
                                                                                      ----------
CHINA--0.64%
IRON & STEEL--0.64%
   3,500    China Steel Corporation GDR............................................       56,858
                                                                                      ----------
CZECHOSLOVAKIA--1.15%
TELEPHONE, TELEGRAPH--1.15%
   1,100    SPT Telecom............................................................      101,243
                                                                                      ----------

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--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                             ----------
COMMON STOCKS--(CONTINUED)
GREECE--2.71%
BANKS--1.30%
   2,000    Alpha Credit Bank......................................................   $  114,945
                                                                                      ----------
BEVERAGES--1.06%
   3,200    Hellenic Bottling Company..............................................       93,469
                                                                                      ----------
MISCELLANEOUS MINING & METALS--0.35%
   1,700    Silver and Baryte Ores.................................................       30,936
                                                                                      ----------
Total Greece Common Stocks.........................................................      239,350
                                                                                      ----------
HONG KONG--0.56%
ELECTRIC UTILITIES--0.56%
 110,000    Guangdon Electric Class B..............................................       49,774
                                                                                      ----------
INDIA--6.72%
CONSTRUCTION--0.92%
   6,400    Tata Engineering and Locomotive GDR....................................       80,960
                                                                                      ----------
DRUGS, MEDICINE--0.69%
   3,000    Ranbaxy Labs GDS.......................................................       60,750
                                                                                      ----------
HOTELS, RESTAURANTS--0.92%
   4,500    The Indian Hotels Company GDR..........................................       81,000
                                                                                      ----------
MISCELLANEOUS FINANCE--4.19%
  22,500    India Fund.............................................................      196,875
  19,000    Morgan Stanley India Investment Fund...................................      173,375
                                                                                      ----------
                                                                                         370,250
                                                                                      ----------
Total India Common Stocks..........................................................      592,960
                                                                                      ----------

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--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                             ----------
COMMON STOCKS--(CONTINUED)
INDONESIA--9.35%
AGRICULTURE, FOOD--2.04%
  41,000    Indofoods Suksesi Makb.................................................   $  179,549
                                                                                      ----------
MEDIA--3.16%
  39,000    Indosat................................................................      131,936
   7,000    Perusahaan Persero PT Telekom ADS......................................      147,000
                                                                                      ----------
                                                                                         278,936
                                                                                      ----------
MISCELLANEOUS--3.40%
  15,000    Gudang Garam...........................................................      144,515
  46,000    Indocement Tunggal.....................................................      156,120
                                                                                      ----------
                                                                                         300,635
                                                                                      ----------
REAL PROPERTY--0.75%
  27,000    Jaya Real Property.....................................................       66,214
                                                                                      ----------
Total Indonesia Common Stocks......................................................      825,334
                                                                                      ----------
]KOREA--6.90%
BANKS--1.37%
   6,000    Shinhan Bank...........................................................      120,677
                                                                                      ----------
ELECTRIC UTILITIES--2.48%
   9,000    Korea Electric Power ADR...............................................      219,375
                                                                                      ----------
RETAIL (ALL OTHER)--0.94%
   1,000    Shinsegae Department Store.............................................       82,917
                                                                                      ----------
TELEPHONE, TELEGRAPH--2.11%
   5,000    Korea Mobile Telephone GDS.............................................      186,250
                                                                                      ----------
Total Korea Common Stocks..........................................................      609,219
                                                                                      ----------

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--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                             ----------
COMMON STOCKS--(CONTINUED)
MEXICO--7.74%
CONSTRUCTION--2.26%
  66,000    Cemex S.A..............................................................   $  199,708
                                                                                      ----------
MINING & METALS--1.63%
  33,000    Industrias Penoles.....................................................      143,869
                                                                                      ----------
MISCELLANEOUS--0.74%
  18,000    Empresas La Moderna Class A............................................       65,693
                                                                                      ----------
PAPER--1.07%
   7,200    Kimberly Clark de Mexico...............................................       94,599
                                                                                      ----------
SERVICES--0.84%
  13,400    Grupo Carso Class A....................................................       74,336
                                                                                      ----------
TELEPHONE, TELEGRAPH--1.20%
   3,200    Telefonos de Mexico ADR................................................      105,600
                                                                                      ----------
Total Mexico Common Stocks.........................................................      683,805
                                                                                      ----------
PHILIPPINES--7.47%
BANKS--0.42%
  22,000    Philippine Savings Bank................................................       37,388
                                                                                      ----------
ELECTRIC UTILITIES--1.49%
  17,000    Manila Electric Company Class B........................................      131,144
                                                                                      ----------
REAL PROPERTY--3.13%
  95,000    Ayala Land Incorporated................................................      108,841
 150,000    C & P Homes Incorporated...............................................       95,952
 260,000    SM Prime...............................................................       71,491
                                                                                      ----------
                                                                                         276,284
                                                                                      ----------
RETAIL (FOOD)--0.84%
  23,000    San Miguel Corporation Class B.........................................       73,782
                                                                                      ----------
TELEPHONE, TELEGRAPH--1.59%
   2,500    Philippines Long Distance..............................................      140,825
                                                                                      ----------
Total Philippines Common Stocks....................................................      659,423
                                                                                      ----------

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--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                             ----------
COMMON STOCKS--(CONTINUED)
PORTUGAL--3.02%
FOREST PRODUCTS--1.18%
  11,000    Semapa.................................................................   $  104,123
                                                                                      ----------
RETAIL (OTHER)--1.84%
   3,000    Jeronimo Martins.......................................................      162,269
                                                                                      ----------
Total Portugal Common Stocks.......................................................      266,392
                                                                                      ----------
SOUTH AFRICA--5.16%
BEVERAGES--0.63%
   1,650    South African Breweries................................................       55,790
                                                                                      ----------
CHEMICALS--1.21%
  30,000    Sentrachem Limited.....................................................      107,163
                                                                                      ----------
MISCELLANEOUS--2.06%
   1,100    Anglo American Industrials.............................................       48,892
   4,500    Barlow Limited.........................................................       60,433
  11,000    Malbak.................................................................       72,737
                                                                                      ----------
                                                                                         182,062
                                                                                      ----------
OIL SERVICES--0.55%
   6,500    Sasol..................................................................       48,742
                                                                                      ----------
RETAIL (ALL OTHER)--0.71%
  20,000    Waltons Stationery.....................................................       62,716
                                                                                      ----------
Total South Africa Common Stocks...................................................      456,473
                                                                                      ----------
TAIWAN--1.35%
ELECTRONICS--1.08%
   3,000    Advanced Semiconductor GDS.............................................       33,000
   4,000    Siliconware Precious GDR...............................................       62,000
                                                                                      ----------
                                                                                          95,000
                                                                                      ----------
MISCELLANEOUS--0.27%
   3,000    Hocheng Corporation GDR................................................       24,000
                                                                                      ----------
Total Taiwan Common Stocks.........................................................      119,000
                                                                                      ----------

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
NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                             ----------
COMMON STOCKS--(CONTINUED)
THAILAND--12.52%
BANKS--5.12%
  14,000    Bangkok Bank...........................................................   $  149,126
  29,000    Krung Thai Bank plc....................................................      107,194
 115,000    Siam City Bank plc.....................................................      124,553
   8,000    Thai Farmers Bank......................................................       71,224
                                                                                      ----------
                                                                                         452,097
                                                                                      ----------
CONSTRUCTION--1.09%
   2,000    Siam Cement Company....................................................       96,184
                                                                                      ----------
ELECTRIC UTILITIES--2.36%
  61,000    Electricity Generating.................................................      208,506
                                                                                      ----------
PRODUCERS' GOODS--1.93%
  46,000    Siam Makro.............................................................      170,031
                                                                                      ----------
REAL PROPERTY--0.33%
   2,000    Land and House plc.....................................................       29,412
                                                                                      ----------
TELEPHONE, TELEGRAPH--1.69%
  48,000    Telecom Asia Corporation...............................................      148,808
                                                                                      ----------
Total Thailand Common Stocks.......................................................    1,105,038
                                                                                      ----------
TURKEY--2.60%
BANKS--0.48%
 400,000    Eczacibasi Yapi Gere...................................................       42,213
                                                                                      ----------
BEVERAGES--0.57%
 181,700    Ege Biracilik Ve Malt Sanayii..........................................       50,417
                                                                                      ----------
CONSTRUCTION--0.39%
 238,000    Adana Cimento Class A..................................................       34,210
                                                                                      ----------
RETAIL (ALL OTHER)--1.16%
 100,500    Migros.................................................................      102,402
                                                                                      ----------
Total Turkey Common Stocks.........................................................      229,242
                                                                                      ----------

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--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                             ----------
COMMON STOCKS--(CONTINUED)
UNITED STATES--3.09%
ELECTRIC UTILITIES--1.98%
  11,000    Huaneng Power International Incorporated ADS...........................   $  174,625
                                                                                      ----------
IRON & STEEL--1.11%
   4,000    Pohang Iron & Steel Limited ADR........................................       98,000
                                                                                      ----------
Total United States Common Stocks..................................................      272,625
                                                                                      ----------
Total Common Stocks (cost--$7,342,372).............................................    7,050,201
                                                                                      ----------
PREFERRED STOCKS--9.65%
BRAZIL--9.65%
CONSTRUCTION--0.71%
70,000,000  Uniao Sid Minas Gerais.................................................       62,312
                                                                                      ----------
ELECTRIC UTILITIES--2.26%
 709,000    Electrobras (Centrais).................................................      199,615
                                                                                      ----------
ELECTRONICS--1.15%
 114,000    Multibras Electrodo....................................................      101,480
                                                                                      ----------
MISCELLANEOUS--1.57%
 273,000    Itausa Investimentos...................................................      138,464
                                                                                      ----------
PAPER--1.09%
 100,000    Klabin Fabricadora.....................................................       96,263
                                                                                      ----------
TELEPHONE, TELEGRAPH--2.87%
5,150,000   Telebras...............................................................      253,742
                                                                                      ----------
Total Brazil Preferred Stocks......................................................      851,876
                                                                                      ----------
Total Preferred Stocks (cost--$866,225)............................................      851,876
                                                                                      ----------

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                        MATURITY             INTEREST
  (000)                                                          DATE                 RATE           VALUE
---------                                                --------------------    --------------    ----------
REPURCHASE AGREEMENT--8.54%
$   754     Repurchase Agreement dated 11/30/95 with
             State Street Bank & Trust Company,
             collateralized by $754,110 U.S. Treasury
             Notes, 6.000%, due 08/31/97; proceeds:
            $772,149 (cost--$754,000)...................       12/01/95              5.250%         $ 754,000
                                                                                                   ----------
Total Investments (cost--$8,960,806)--98.04%............                                            8,656,077
Other assets in excess of liabilities--1.96%............                                              173,411
                                                                                                   ----------
Net Assets--100.00%....................................                                            $8,829,488
                                                                                                   ----------
                                                                                                   ----------

------------
ADR American Depositary Receipt
ADS American Depositary Shares
GDR Global Depositary Receipt
GDS Global Depositary Shares

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

                                                                                    PACE
                                                                                 GOVERNMENT        PACE           PACE
                                                                     PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                                                 MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                                                 INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                                                 ------------   ------------   ------------   ------------
ASSETS
 Investments, at value (cost--$4,057,351; $32,783,295;
   $15,630,222; $14,651,660; $6,993,845; $14,210,654;
   $26,401,606; $19,033,210; $25,708,601; $25,816,181;
     $10,753,794 and $8,206,806, respectively).................   $4,057,351    $ 33,062,013   $ 15,725,535    $15,175,024
 Repurchase agreements, at value (cost--$10,000; $429,000;
   $1,243,000; $355,000; $0; $3,107,000; $2,272,000;
   $2,993,000; $3,472,000; $5,601,000; $1,536,000 and $754,000,
     respectively).............................................       10,000         429,000      1,243,000        355,000
                                                                 ------------   ------------   ------------   ------------
                                                                   4,067,351      33,491,013     16,968,535     15,530,024

 Cash..........................................................          949             714            601             --
 Cash denominated in foreign currencies, at value (cost--$0;
   $0; $0; $0; $0; $172,481; $0; $0; $0; $0; $174,162 and
    $1,761, respectively)......................................           --              --             --             --
 Receivable for investments sold...............................           --       5,067,188             --             --
 Receivable for shares of beneficial interest sold.............      114,552         523,459        399,623        388,325
 Receivable from investment adviser............................       12,855              --         16,969         30,889
 Receivable for foreign currency sold..........................           --              --             --             --
 Unrealized appreciation of forward foreign currency
   contracts...................................................           --              --             --             --
 Dividends and interest receivable.............................        4,631          75,898        221,112        145,045
 Receivable for foreign taxes withheld.........................           --              --             --             --
 Deferred organizational costs.................................       89,685          89,685         89,685         89,685
 Other assets..................................................        1,043              --         10,672             --
                                                                 ------------   ------------   ------------   ------------
     Total assets..............................................    4,291,066      39,247,957     17,707,197     16,183,968
                                                                 ------------   ------------   ------------   ------------
LIABILITIES
 Payable for shares of beneficial interest repurchased.........       56,483           6,340          9,642          5,336
 Dividends payable.............................................        8,465              --             --             --
 Payable for investments purchased.............................           --      16,995,313             --      1,036,413
 Unrealized depreciation of forward foreign currency
   contracts...................................................           --              --             --             --
 Payable to investment adviser.................................           --           7,076             --             --
 Outstanding options written, at value (premium
   received--$3,112)...........................................           --              --             --             --
 Variation margin payable......................................           --              --             --             --
 Accrued expenses and other liabilities........................       90,516          92,052        125,696        135,089
                                                                 ------------   ------------   ------------   ------------
     Total liabilities.........................................      155,464      17,100,781        135,338      1,176,838
                                                                 ------------   ------------   ------------   ------------
NET ASSETS
 Beneficial interest shares of $0.001 par value
   outstanding--(4,135,602; 1,794,058; 1,433,039; 1,159,958;
   587,475; 1,374,753; 2,290,342; 1,834,201; 2,362,252;
   2,598,341; 1,036,773 and 776,349, respectively) (unlimited
     amount authorized)........................................    4,135,602      21,708,384     17,401,394     14,397,833
 Undistributed net investment income...........................           --          84,725         74,470         69,948
 Accumulated net realized gains (losses) from investment
   transactions................................................           --          75,349            682         15,985
 Net unrealized appreciation (depreciation) of investments and
   assets and liabilities denominated in foreign currencies....           --         278,718         95,313        523,364
                                                                 ------------   ------------   ------------   ------------
 Net assets....................................................   $4,135,602    $ 22,147,176   $ 17,571,859    $15,007,130
                                                                 ------------   ------------   ------------   ------------
                                                                 ------------   ------------   ------------   ------------
Net asset value, offering price and redemption value per
  share........................................................        $1.00          $12.34         $12.26         $12.94

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                           PACE
                                                                          PACE         SMALL/MEDIUM
    PACE             PACE             PACE              PACE          SMALL/MEDIUM       COMPANY            PACE
 MUNICIPAL          GLOBAL        LARGE COMPANY     LARGE COMPANY       COMPANY           GROWTH        INTERNATIONAL
FIXED INCOME     FIXED INCOME     VALUE EQUITY      GROWTH EQUITY     VALUE EQUITY        EQUITY           EQUITY
INVESTMENTS      INVESTMENTS       INVESTMENTS       INVESTMENTS      INVESTMENTS      INVESTMENTS       INVESTMENTS
------------     ------------     -------------     -------------     ------------     ------------     -------------
 $7,108,965      $ 14,481,145      $28,026,406       $20,003,453      $25,462,671      $25,973,275        $10,763,681
         --         3,107,000        2,272,000         2,993,000        3,472,000        5,601,000          1,536,000
------------     ------------     -------------     -------------     ------------     ------------     -------------
  7,108,965        17,588,145       30,298,406        22,996,453       28,934,671       31,574,275         12,299,681

         --           125,308              316               542              746              533                343
         --           171,984               --                --               --               --            174,178
         --         4,701,023          121,890            27,356           53,123          486,750            141,160
     77,478           390,413          666,939           528,085          619,616          666,148            317,340
      7,534            12,677               --                --               --               --             21,187
         --                --               --                --               --               --          1,998,257
         --            70,268               --                --               --               --             18,625
    136,710           366,097           54,994            16,951           30,079            2,392             24,440
         --             1,262               --                --               --               --                644
     89,685            89,685           89,685            89,685           89,685           89,685             89,685
      1,049                --           28,911                --           11,686            1,049                 --
------------     ------------     -------------     -------------     ------------     ------------     -------------
  7,421,421        23,516,862       31,261,141        23,659,072       29,739,606       32,820,832         15,085,540
------------     ------------     -------------     -------------     ------------     ------------     -------------
      1,116             4,282           14,247            12,704           27,440           25,336              8,838
         --                --               --                --               --               --                 --
     70,891         6,213,487          937,837            49,442        1,630,512        2,260,353          2,545,656
         --            24,926               --                --               --               --              1,229
         --                --            9,704               156           13,961           16,434                 --
         --                28               --                --               --               --                 --
         --                --            1,200                --               --               --                 --
     92,379           111,714          136,507           107,544          105,742           92,573            127,939
------------     ------------     -------------     -------------     ------------     ------------     -------------
    164,386         6,354,437        1,100,495           169,846        1,777,655        2,394,696          2,683,662
------------     ------------     -------------     -------------     ------------     ------------     -------------

  7,112,621        16,787,577       28,355,828        22,575,270       28,126,024       30,714,140         12,363,870
     27,643            68,460           96,094            24,378           73,421           42,591             23,080

      1,651           (18,402)          65,874           (80,665)           8,436         (487,689 )          (18,498)

    115,120           324,790        1,642,850           970,243         (245,930 )        157,094             33,426
------------     ------------     -------------     -------------     ------------     ------------     -------------
 $7,257,035      $ 17,162,425      $30,160,646       $23,489,226      $27,961,951      $30,426,136        $12,401,878
------------     ------------     -------------     -------------     ------------     ------------     -------------
------------     ------------     -------------     -------------     ------------     ------------     -------------
     $12.35            $12.48           $13.17            $12.81           $11.84           $11.71             $11.96


                    PACE
    PACE       INTERNATIONAL
 MUNICIPAL    EMERGING MARKETS
FIXED INCOME       EQUITY
INVESTMENTS     INVESTMENTS
------------  ----------------
 $7,108,965      $7,902,077

         --         754,000
------------  ----------------
  7,108,965       8,656,077
         --             137

         --           1,785
         --              --
     77,478         199,388
      7,534              --
         --              --
         --              --
    136,710           3,702
         --              --
     89,685          89,685
      1,049           1,049
------------  ----------------
  7,421,421       8,951,823
------------  ----------------
      1,116           8,666
         --              --
     70,891          18,500
         --              --
         --           1,946
         --              --
         --              --
     92,379          93,223
------------  ----------------
    164,386         122,335
------------  ----------------
  7,112,621       9,136,594
     27,643          10,878
      1,651         (13,240)
    115,120        (304,744)
------------  ----------------
 $7,257,035      $8,829,488
------------  ----------------
------------  ----------------
     $12.35          $11.37

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
Statement of Operations
For the Period August 24, 1995 (commencement of operations) to
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

                                                                PACE
                                                             GOVERNMENT         PACE            PACE
                                                PACE         SECURITIES     INTERMEDIATE     STRATEGIC
                                            MONEY MARKET    FIXED INCOME    FIXED INCOME    FIXED INCOME
                                            INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS
                                            ------------    ------------    ------------    ------------
INVESTMENT INCOME:
 Interest (net of foreign withholding
   taxes, if any)........................     $ 41,264        $217,378        $188,885        $174,628
 Dividends (net of foreign withholding
   taxes,
   if any)...............................           --              --              --              --
                                            ------------    ------------    ------------    ------------
                                                41,264         217,378         188,885         174,628
                                            ------------    ------------    ------------    ------------
EXPENSES:
 Investment advisory and
   administration........................        2,569          26,184          19,926          18,089
 Trustees' fees and expenses.............        8,708           8,708           8,708           8,708
 Amortization of organizational
   expenses..............................        5,148           5,148           5,148           5,148
 Custody and accounting..................        1,378           2,053           3,827           7,183
 Reports and notices to shareholders.....          395             952           1,505           2,735
 Transfer agency fees and expenses.......          318           1,112           2,201           4,620
 Federal and state registration fees.....          305           1,100           1,646           1,775
 Legal and audit.........................          221           1,005           2,483           4,193
 Other expenses..........................           54              19              96             114
                                            ------------    ------------    ------------    ------------
                                                19,096          46,281          45,540          52,565
Less: Fee waivers and expense
 reimbursements from investment
adviser..................................      (15,425)        (14,486)        (19,684)        (30,889)
                                            ------------    ------------    ------------    ------------
 Net expenses............................        3,671          31,795          25,856          21,676
                                            ------------    ------------    ------------    ------------
Net investment income....................       37,593         185,583         163,029         152,952
                                            ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAINS (LOSSES)
 FROM INVESTMENT TRANSACTIONS:
 Net realized gains (losses) from:
   Investment transactions...............           --          75,349             682          15,985
   Futures contracts.....................           --              --              --              --
   Foreign currency transactions.........           --              --              --              --
 Net change in unrealized
   appreciation/depreciation of:
     Investments.........................           --         278,718          95,313         523,364
   Assets, liabilities and forward
     contracts denominated in foreign
       currencies........................           --              --              --              --
                                            ------------    ------------    ------------    ------------
Net realized and unrealized gains
  (losses) from investment transactions..           --         354,067          95,995         539,349
                                            ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  resulting from operations..............     $ 37,593        $539,650        $259,024        $692,301
                                            ------------    ------------    ------------    ------------
                                            ------------    ------------    ------------    ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                           PACE
                                                                          PACE         SMALL/MEDIUM
    PACE             PACE             PACE              PACE          SMALL/MEDIUM       COMPANY            PACE
 MUNICIPAL          GLOBAL        LARGE COMPANY     LARGE COMPANY       COMPANY           GROWTH        INTERNATIONAL
FIXED INCOME     FIXED INCOME     VALUE EQUITY      GROWTH EQUITY     VALUE EQUITY        EQUITY           EQUITY
INVESTMENTS      INVESTMENTS       INVESTMENTS       INVESTMENTS      INVESTMENTS      INVESTMENTS       INVESTMENTS
------------     ------------     -------------     -------------     ------------     ------------     -------------
  $ 74,912         $176,823        $    39,831        $  32,480        $   58,365       $   90,888        $  22,873
        --               --            107,378           32,409            64,190            4,590           32,564
------------     ------------     -------------     -------------     ------------     ------------     -------------
    74,912          176,823            147,209           64,889           122,555           95,478           55,437
------------     ------------     -------------     -------------     ------------     ------------     -------------
     7,820           19,531             40,891           32,409            33,287           42,309           20,437
     8,708            8,708              8,708            8,708             8,708            8,708            8,708
     5,148            5,148              5,148            5,148             5,148            5,148            5,148
     1,061            4,420             15,709           12,647             7,997            2,670           12,821
       713              826              1,957            1,891             1,322              729              974
       501            3,727              3,773            2,684             2,666              837            3,997
     1,059            1,593              1,230            1,422               209              561            1,273
       922            1,806              3,539            2,697             2,433            1,041            2,473
       500              318                230              344               208              369              277
------------     ------------     -------------     -------------     ------------     ------------     -------------
    26,432           46,077             81,185           67,950            61,978           62,372           56,108

   (15,354)         (18,006)           (30,070)         (27,439)          (12,844)          (9,485)         (23,751)
------------     ------------     -------------     -------------     ------------     ------------     -------------
    11,078           28,071             51,115           40,511            49,134           52,887           32,357
------------     ------------     -------------     -------------     ------------     ------------     -------------
    63,834          148,752             96,094           24,378            73,421           42,591           23,080
------------     ------------     -------------     -------------     ------------     ------------     -------------
     1,651           (3,037)            29,934          (80,665)            8,436         (487,689)         (27,577)
        --               --             35,940               --                --               --               --
        --          (15,365)                --               --                --               --            9,079

   115,120          270,491          1,642,850          970,243          (245,930)         157,094            9,887
        --           54,299                 --               --                --               --           23,539
------------     ------------     -------------     -------------     ------------     ------------     -------------
   116,771          306,388          1,708,724          889,578          (237,494)        (330,595)          14,928
------------     ------------     -------------     -------------     ------------     ------------     -------------
   180,605
  $                $455,140        $ 1,804,818        $ 913,956        $ (164,073)      $ (288,004)       $  38,008
------------     ------------     -------------     -------------     ------------     ------------     -------------
------------     ------------     -------------     -------------     ------------     ------------     -------------

                    PACE
    PACE       INTERNATIONAL
 MUNICIPAL    EMERGING MARKETS
FIXED INCOME       EQUITY
INVESTMENTS     INVESTMENTS
------------  ----------------
  $ 74,912       $   19,338

        --           14,933
------------       --------
    74,912           34,271
------------       --------
     7,820           14,988
     8,708            8,708
     5,148            5,148
     1,061            1,888
       713            1,190
       501            1,208
     1,059               --
       922            1,746
       500              665
------------       --------
    26,432           35,541
   (15,354)         (12,148)
------------       --------
    11,078           23,393
------------       --------
    63,834           10,878
------------       --------

     1,651          (10,533)
        --               --
        --           (2,707)
   115,120         (184,353)

        --         (120,391)
------------       --------

   116,771         (317,984)
------------       --------
   180,605
  $              $ (307,106)
------------       --------
------------       --------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the Period August 24, 1995 (commencement of operations) to November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

                                                                    PACE
                                                                 GOVERNMENT        PACE           PACE
                                                     PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                                 MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                                 INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                                 ------------   ------------   ------------   ------------
FROM OPERATIONS:
   Net investment income.......................   $   37,593    $    185,583   $    163,029   $    152,952
   Net realized gains (losses) from investment
transactions...................................           --          75,349            682         15,985
   Net realized gains from futures contracts...           --              --             --             --
   Net realized gains (losses) from foreign
     currency transactions.....................           --              --             --             --
   Net change in unrealized
     appreciation/depreciation of:
     Investments...............................           --         278,718         95,313        523,364
     Assets, liabilities and forward contracts
       denominated in foreign currencies.......           --              --             --             --
                                                 ------------   ------------   ------------   ------------
   Net increase (decrease) in net assets
     resulting from operations.................       37,593         539,650        259,024        692,301
                                                 ------------   ------------   ------------   ------------

DIVIDENDS FROM NET INVESTMENT INCOME...........      (37,593)       (100,858)       (88,559)       (83,004)
                                                 ------------   ------------   ------------   ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from the sale of shares........    4,507,135      22,468,147     17,996,158     14,676,979
   Cost of shares repurchased..................     (412,321)       (867,858)      (690,149)      (369,509)
   Proceeds from dividends reinvested..........       28,788         100,095         87,385         82,363
                                                 ------------   ------------   ------------   ------------
   Net increase in net assets derived from
     beneficial interest transactions..........    4,123,602      21,700,384     17,393,394     14,389,833
                                                 ------------   ------------   ------------   ------------
   Net increase in net assets..................    4,123,602      22,139,176     17,563,859     14,999,130

NET ASSETS:
   Beginning of period.........................       12,000           8,000          8,000          8,000
                                                 ------------   ------------   ------------   ------------
   End of period...............................   $4,135,602    $ 22,147,176   $ 17,571,859   $ 15,007,130
                                                 ------------   ------------   ------------   ------------
                                                 ------------   ------------   ------------   ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                           PACE
                                                                          PACE         SMALL/MEDIUM
    PACE             PACE             PACE              PACE          SMALL/MEDIUM       COMPANY            PACE
 MUNICIPAL          GLOBAL        LARGE COMPANY     LARGE COMPANY       COMPANY           GROWTH        INTERNATIONAL
FIXED INCOME     FIXED INCOME     VALUE EQUITY      GROWTH EQUITY     VALUE EQUITY        EQUITY           EQUITY
INVESTMENTS      INVESTMENTS       INVESTMENTS       INVESTMENTS      INVESTMENTS      INVESTMENTS       INVESTMENTS
------------     ------------     -------------     -------------     ------------     ------------     -------------
 $   63,834      $    148,752      $    96,094       $    24,378      $    73,421      $    42,591       $     23,080
      1,651            (3,037)          29,934           (80,665)           8,436         (487,689 )          (27,577)
         --                --           35,940                --               --               --                 --
         --           (15,365)              --                --               --               --              9,079
    115,120           270,491        1,642,850           970,243         (245,930 )        157,094              9,887
         --            54,299               --                --               --               --             23,539
------------     ------------     -------------     -------------     ------------     ------------     -------------
    180,605           455,140        1,804,818           913,956         (164,073 )       (288,004 )           38,008
------------     ------------     -------------     -------------     ------------     ------------     -------------

    (36,191)          (80,292)              --                --               --               --                 --
------------     ------------     -------------     -------------     ------------     ------------     -------------

  7,177,568        17,215,726       29,243,463        23,203,158       28,884,366       31,530,785         12,730,603
   (108,477)         (516,273)        (895,635)         (635,888)        (766,342 )       (824,645 )         (374,733)
     35,530            80,124               --                --               --               --                 --
------------     ------------     -------------     -------------     ------------     ------------     -------------
  7,104,621        16,779,577       28,347,828        22,567,270       28,118,024       30,706,140         12,355,870
------------     ------------     -------------     -------------     ------------     ------------     -------------
  7,249,035        17,154,425       30,152,646        23,481,226       27,953,951       30,418,136         12,393,878

      8,000             8,000            8,000             8,000            8,000            8,000              8,000
------------     ------------     -------------     -------------     ------------     ------------     -------------
 $7,257,035      $ 17,162,425      $30,160,646       $23,489,226      $27,961,951      $30,426,136       $ 12,401,878
------------     ------------     -------------     -------------     ------------     ------------     -------------
------------     ------------     -------------     -------------     ------------     ------------     -------------


                    PACE
    PACE       INTERNATIONAL
 MUNICIPAL    EMERGING MARKETS
FIXED INCOME       EQUITY
INVESTMENTS     INVESTMENTS
------------  ----------------
 $   63,834      $   10,878

      1,651         (10,533)
         --              --

         --          (2,707)

    115,120        (304,744)

         --              --
------------  ----------------

    180,605        (307,106)
------------  ----------------
    (36,191)             --
------------  ----------------
  7,177,568       9,526,012
   (108,477)       (397,418)
     35,530              --
------------  ----------------

  7,104,621       9,128,594
------------  ----------------
  7,249,035       8,821,488
      8,000           8,000
------------  ----------------
 $7,257,035      $8,829,488
------------  ----------------
------------  ----------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
Notes to Financial Statements--(unaudited)
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Managed Accounts Services Portfolio Trust (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company currently composed of twelve separate no-load investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share.

    As of June 16, 1995, the Trust had twelve Portfolios of shares available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments (collectively referred to as the "Portfolios").

    All Portfolios of shares are diversified with the exception of PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments. Shares of the Portfolios currently are available only to participants in the PaineWebber PACE Program.

    Organizational Matters--Prior to June 16, 1995, the Trust had no activities other than organizational matters and activities related to the initial public offering and issuance, at net asset value, of 19,337 shares of beneficial interest of the Trust for a total of $100,000 to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"). The Trust incurred costs of approximately $1,138,000 in connection with the organization of the Trust and the registration of its shares. Such costs have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Trust.

    Valuation of Investments--Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than on exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins or the applicable sub-adviser as the primary market for each Portfolio. Securities traded in the over-the-counter ("OTC") market and listed on the Nasdaq are valued at the last available trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available prior to valuation. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with sixty days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available

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are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees.

    All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Portfolio's custodian, unless the board of trustees determines that this does not represent fair value. Foreign currency exchange rates are generally determined prior to the close of trading on the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which will not be reflected in a computation of the Portfolio's net asset values. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees.

    Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated on the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolio becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

    Foreign Currency Translation--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

    The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of investment securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes.

    Forward Foreign Currency Contracts--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. These Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins or the

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applicable sub-adviser anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

    These Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

    Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

    Option Writing--When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

    Futures Contracts--Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolios are subject to a number of guidelines which reduce the risk by seeking to ensure that financial futures contracts are used for hedging purposes or to manage the average duration of a portfolio and not for leverage.

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However, imperfect correlations between futures contracts and the portfolio securities being hedged or, market disruptions, do not normally permit full control of these risks at all times.

    Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

    Repurchase Agreements--Each Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

    Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

CONCENTRATION OF RISK

    Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which this Fund is authorized to

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invest. The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

    Each of the Portfolios has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract each Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and payable monthly, in accordance with the following schedule:

                                                                 ANNUAL RATE
                                                               AS A PERCENTAGE
                                                             OF EACH PORTFOLIO'S
                           PORTFOLIO                         AVERAGE NET ASSETS
----------------------------------------------------------   -------------------

PACE Money Market Investments.............................           0.35%
PACE Government Securities Fixed Income Investments.......           0.70%
PACE Intermediate Fixed Income Investments................           0.60%
PACE Strategic Fixed Income Investments...................           0.70%
PACE Municipal Fixed Income Investments...................           0.60%
PACE Global Fixed Income Investments......................           0.80%
PACE Large Company Value Equity Investments...............           0.80%
PACE Large Company Growth Equity Investments..............           0.80%
PACE Small/Medium Company Value Equity Investments........           0.80%
PACE Small/Medium Company Growth Equity Investments.......           0.80%
PACE International Equity Investments.....................           0.90%
PACE International Emerging Markets Equity Investments....           1.10%


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    Under a separate Sub-Advisory Agreement with the exception of PACE Money
Market Investments, Mitchell Hutchins (not the Portfolios) pays each Sub-Adviser a fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                   ANNUAL RATE
                                                                                 AS A PERCENTAGE
                                                                               OF EACH PORTFOLIO'S
                PORTFOLIO                             SUB-ADVISER              AVERAGE NET ASSETS
-----------------------------------------  ---------------------------------   -------------------
PACE Government Securities Fixed Income    Pacific Investment Management
 Investments                                Company                                    0.25%
PACE Intermediate Fixed Income             Pacific Income Advisers, Inc.
 Investments                                                                           0.20%
PACE Strategic Fixed Income Investments    Pacific Investment Management
                                            Company                                    0.25%
PACE Municipal Fixed Income Investments    Morgan Grenfell Capital
                                            Management, Inc.                           0.20%
PACE Global Fixed Income Investments       Rogge Global Partners plc                   0.35%
PACE Large Company Value Equity            Brinson Partners, Inc.
 Investments                                                                           0.30%
PACE Large Company Growth Equity           Chancellor Capital Management,
 Investments                                Inc.                                       0.30%
PACE Small/Medium Company Value Equity     Brandywine Asset Management, Inc.
 Investments                                                                           0.30%
PACE Small/Medium Company Growth Equity    Westfield Capital Management
 Investments                                Company, Inc.                              0.30%
PACE International Equity Investments      Martin Currie Inc.                          0.40%
PACE International Emerging Markets        Schroder Capital Management
 Equity Investments                         International Inc.                         0.50%

    In compliance with applicable state securities laws, Mitchell Hutchins will reimburse the Portfolios if and to the extent that the aggregate operating expenses in any fiscal year, exclusive of taxes, distribution fees, interest, brokerage fees and extraordinary expenses, exceed limitations imposed by various state regulations. Currently, the most restrictive limitation applicable to the Portfolios is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million and 1.5% of any excess over $100 million. For the period August 24, 1995 (commencement of operations) to November 30, 1995, no reimbursements were required pursuant to the above limitation. Mitchell Hutchins voluntarily reimbursed the Portfolios for a portion of their expenses and/or waived their investment adviser and administration fees.

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INVESTMENTS IN SECURITIES

    At November 30, 1995, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                               NET
                                                                                            UNREALIZED
                                                             GROSS           GROSS         APPRECIATION
                       PORTFOLIO                          APPRECIATION    DEPRECIATION    (DEPRECIATION)
-------------------------------------------------------   ------------    ------------    --------------
PACE Government Securities Fixed Income Investments....    $   278,718     $   --           $  278,718
PACE Intermediate Fixed Income Investments.............    $   197,740     $   102,427      $   95,313
PACE Strategic Fixed Income Investments................    $   536,192     $    12,828      $  523,364
PACE Municipal Fixed Income Investments................    $   118,365     $     3,245      $  115,120
PACE Global Fixed Income Investments...................    $   277,936     $     7,445      $  270,491
PACE Large Company Value Equity Investments............    $ 1,869,317     $   244,517      $1,624,800
PACE Large Company Growth Equity Investments...........    $ 1,550,877     $   580,634      $  970,243
PACE Small/Medium Company Value Equity Investments.....    $   989,368     $ 1,235,298      $ (245,930)
PACE Small/Medium Company Growth Equity Investments....    $ 1,405,332     $ 1,248,238      $  157,094
PACE International Equity Investments..................    $   143,797     $   133,910      $    9,887
PACE International Emerging Markets Equity
Investments............................................    $    89,971     $   274,324      $ (184,353)

    For federal income tax purposes, the cost of securities owned at November 30, 1995 was substantially the same as the cost of securities for financial statement purposes.

    For the period August 24, 1995 (commencement of operations) to November 30, 1995, aggregate purchases and sales of portfolio securities, excluding short-term securities were as follows:

                            PORTFOLIO                                PURCHASES        SALES
-----------------------------------------------------------------   -----------    -----------
PACE Government Securities Fixed Income Investments..............   $34,431,888    $12,976,446
PACE Intermediate Fixed Income Investments.......................   $17,982,002    $ 2,234,311
PACE Strategic Fixed Income Investments..........................   $13,230,865    $ 5,504,813
PACE Municipal Fixed Income Investments..........................   $ 7,332,179    $   425,478
PACE Global Fixed Income Investments.............................   $17,447,453    $ 1,284,821
PACE Large Company Value Equity Investments......................   $28,008,536    $ 1,680,671
PACE Large Company Growth Equity Investments.....................   $20,299,089    $ 1,017,164
PACE Small/Medium Company Value Equity Investments...............   $25,774,141    $    73,976
PACE Small/Medium Company Growth Equity Investments..............   $29,185,083    $ 2,881,211
PACE International Equity Investments............................   $10,907,293    $   142,094
PACE International Emerging Markets Investments..................   $ 8,262,764    $    45,230

FEDERAL TAX STATUS

    Each of the Portfolios intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio intends not to be subject to federal excise tax.

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WRITTEN OPTION ACTIVITY

    Written option activity for the period August 24, 1995 (commencement of operations) to November 30, 1995 for PACE Global Fixed Income Investments were as follows:

                                                                          NUMBER OF    AMOUNT OF
                                                                           OPTIONS     PREMIUMS
                                                                          ---------    ---------
Options written during the period ended November 30, 1995..............     4,000       $ 3,112
Options cancelled in closing purchased transactions....................     --            --
Options expired prior to exercise......................................     --            --
Options exercised......................................................     --            --
                                                                          ---------    ---------
Options outstanding at November 30, 1995...............................     4,000       $ 3,112

SHARES OF BENEFICIAL INTEREST

    At November 30, 1995, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transaction in shares of beneficial interest for each of the Portfolios were as follows:

                                                                         DIVIDENDS
                                                       SHARES            REINVESTED             NET INCREASE
             PORTFOLIO                SHARES SOLD    REPURCHASED    IN ADDITIONAL SHARES    IN SHARES OUTSTANDING
-----------------------------------   -----------    -----------    --------------------    ---------------------
PACE Money Market Investments......     4,507,135      (412,321)           28,788                 4,123,602
PACE Government Securities Fixed
Income Investments.................     1,856,789       (71,595)            8,197                 1,793,391
PACE Intermediate Fixed Income
Investments........................     1,481,783       (56,581)            7,170                 1,432,372
PACE Strategic Fixed Income
Investments........................     1,182,390       (29,563)            6,464                 1,159,291
PACE Municipal Fixed Income
Investments........................       592,836        (8,936)            2,908                   586,808
PACE Global Fixed Income
Investments........................     1,409,734       (42,068)            6,420                 1,374,086
PACE Large Company Value Equity
Investments........................     2,361,521       (71,846)             --                   2,289,675
PACE Large Company Growth Equity
Investments........................     1,884,916       (51,381)             --                   1,833,535
PACE Small/Medium Company Value
Equity Investments.................     2,425,996       (64,411)             --                   2,361,585
PACE Small/Medium Company Growth
Equity Investments.................     2,667,563       (69,889)             --                   2,597,674
PACE International Equity
Investments........................     1,067,530       (31,424)             --                   1,036,106
PACE International Emerging Markets
Equity Investments.................       809,840       (33,491)             --                     776,349

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Financial Highlights
For the Period August 24, 1995+ to November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest of each Portfolio outstanding throughout the period is presented below:

                                                                  PACE
                                                               GOVERNMENT        PACE           PACE
                                                   PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                               MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                               INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                               ------------   ------------   ------------   ------------
Net asset value, beginning of period.........     $ 1.00        $  12.00       $  12.00       $  12.00
                                                  ------    ------------   ------------   ------------
Net investment income........................       0.01            0.12           0.13           0.15
Net realized and unrealized gains (losses)
 from investment and foreign
  currency transactions.....................      --               0.29           0.21           0.88
                                                  ------    ------------   ------------   ------------
Net income (loss) from investment
  operations.................................       0.01            0.41           0.34           1.03
                                                  ------    ------------   ------------   ------------
Dividends from net investment income.........      (0.01)          (0.07)         (0.08)         (0.09)
                                                  ------    ------------   ------------   ------------
Net asset value, end of period...............     $ 1.00        $  12.34       $  12.26       $  12.94
                                                  ------    ------------   ------------   ------------
                                                  ------    ------------   ------------   ------------
Total investment return (unaudited) (1)......       1.44%           3.43%          2.81%          8.59%
                                                  ------    ------------   ------------   ------------
                                                  ------    ------------   ------------   ------------

Ratios/Supplemental Data:
Net assets, end of period (000's)............     $4,136         $22,147        $17,572        $15,007
Expenses to average net assets, net of fee
  waivers and expense reimbursements.........       0.50%*          0.85%*         0.85%*         0.85%*
Expenses to average net assets, before fee
  waivers and expense reimbursements.........       2.60%*          1.24%*         1.50%*         2.06%*
Net investment income to average net assets,
 net of fee waivers and expense
  reimbursements.............................       5.12%*          4.96%*         5.36%*         6.00%*
Net investment income to average net assets,
 before fee waivers and expense
  reimbursements.............................       3.02%*          4.57%*         4.71%*         4.79%*
Portfolio turnover...........................          0%            120%            21%            58%

------------

+     Commencement of operations
*     Annualized

(1)   Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results for each Portfolio would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.

                                       70
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
                                                                                        PACE                               PACE
   PACE            PACE             PACE                               PACE         SMALL/MEDIUM                       INTERNATIONAL
 MUNICIPAL        GLOBAL           LARGE             PACE          SMALL/MEDIUM       COMPANY            PACE            EMERGING
   FIXED           FIXED          COMPANY        LARGE COMPANY       COMPANY           GROWTH        INTERNATIONAL        MARKETS
  INCOME          INCOME        VALUE EQUITY     GROWTH EQUITY     VALUE EQUITY        EQUITY           EQUITY            EQUITY
INVESTMENTS     INVESTMENTS     INVESTMENTS       INVESTMENTS      INVESTMENTS      INVESTMENTS       INVESTMENTS       INVESTMENTS
-----------     -----------     ------------     -------------     ------------     ------------     -------------     -------------
  $ 12.00         $ 12.00         $  12.00          $ 12.00          $  12.00          $12.00           $ 12.00        $ 12.00
-----------     -----------     ------------     -------------     ------------        ------            ------        ---------
     0.12            0.10             0.04             0.01              0.03            0.02              0.02           0.01

     0.31            0.45             1.13             0.80             (0.19)          (0.31)            (0.06)         (0.64)
-----------     -----------     ------------     -------------     ------------        ------            ------        ---------
     0.43            0.55             1.17             0.81             (0.16)          (0.29)            (0.04)         (0.63)
-----------     -----------     ------------     -------------     ------------        ------            ------        ---------
    (0.08)          (0.07)           --               --                --              --                --             --
-----------     -----------     ------------     -------------     ------------        ------            ------        ---------
  $ 12.35         $ 12.48         $  13.17          $ 12.81          $  11.84          $11.71           $ 11.96        $ 11.37
-----------     -----------     ------------     -------------     ------------        ------            ------        ---------
-----------     -----------     ------------     -------------     ------------        ------            ------        ---------
     3.55%           4.60%            9.75%            6.75%            (1.33)%         (2.42)%           (0.33)%        (5.25)%
-----------     -----------     ------------     -------------     ------------        ------            ------        ---------
-----------     -----------     ------------     -------------     ------------        ------            ------        ---------

   $7,257         $17,162          $30,161          $23,489           $27,962         $30,426           $12,402         $8,829

     0.85%*          0.95%*           1.00%*           1.00%*            1.00%*          1.00%*            1.50%*         1.50%*

     2.03%*          1.56%*           1.59%*           1.68%*            1.26%*          1.18%*            2.62%*         2.28%*

     4.90%*          5.03%*           1.88%*           0.60%*            1.49%*          0.81%*            1.06%*         0.70%*

     3.72%*          4.42%*           1.29%*          (0.08)%*           1.23%*          0.63%*           (0.06)%*       (0.08)%*
        9%             15%              10%                8%               0%             19%                2%             1%

                                       71